UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

CRA INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CRA INTERNATIONAL, INC.
Notice of Annual Meeting of Shareholders
to be held on July 13, 2023
CRA International, Inc. hereby gives notice that it will hold an annual meeting of shareholders at its offices at 200 Clarendon Street, 9th Floor, Boston, Massachusetts 02116, on Thursday, July 13, 2023, at 8:00 a.m., eastern standard time. The annual meeting is being held for the following purposes:
1.
To consider and vote upon the election of three Class I directors;

2.
To conduct an advisory vote to approve our executive compensation;

3.
To conduct an advisory vote on the preferred frequency of holding advisory shareholder votes on the approval of executive compensation;

4.
To approve amendments to our Amended and Restated 2006 Equity Incentive Plan that would, among other things, increase the maximum number of shares issuable under the plan by 500,000 shares; and to approve the plan, as so amended, for purposes of French law;

5.
To ratify the appointment by our audit committee of Grant Thornton LLP as our independent registered public accountants for our fiscal year ending December 30, 2023; and

6.
To transact such further business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors has fixed the close of business on Monday, May 22, 2023, as the record date for the determination of our shareholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment thereof. Only shareholders of record on May 22, 2023, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment thereof.
By order of the board of directors,
Peter M. Rosenblum
Secretary
Boston, Massachusetts
April 28, 2023
YOUR VOTE IS IMPORTANT
Please sign and return the enclosed proxy, whether or not you plan to attend the annual meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON JULY 13, 2023:
The Proxy Statement and 2022 annual report to Shareholders
will be, on or prior to May 26, 2023, available at
www.envisionreports.com/crai

CRA INTERNATIONAL, INC.
200 Clarendon Street
Boston, Massachusetts 02116
(617) 425-3000
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
to be held on July 13, 2023
This proxy statement relates to the 2023 annual meeting of shareholders of CRA International, Inc. (“we,” “us,” “our,” “CRA” or the “Company”) The annual meeting will take place at our Boston offices as follows:
Date:
July 13, 2023

Time:
8:00 a.m.

Place:
CRA International, Inc.
200 Clarendon Street
9th Floor
Boston, Massachusetts 02116

Our board of directors is soliciting proxies for the annual meeting and any and all adjournments of the annual meeting. The shares represented by your properly signed proxy will be voted in accordance with your directions. If you are a registered holder and do not specify a choice with respect to a proposal for which our board of directors has made a recommendation, the shares covered by your signed proxy will be voted as recommended in this proxy statement. We encourage you to vote on all matters to be considered. You may revoke your proxy at any time before it has been exercised.
This proxy statement will be made available to shareholders on or prior to May 26, 2023 on the Internet at www.envisionreports.com/crai.

PROXY STATEMENT

PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	82
PRINCIPAL ACCOUNTANT FEES AND SERVICES	83
Fees and Services	83
Pre-approval policies and procedures	83
SHAREHOLDER PROPOSALS	84
Annex A: CRA International, Inc. Amended And Restated 2006 Equity Incentive Plan (as proposed to be amended)	A-1

ANNUAL MEETING OF SHAREHOLDERS
Purpose of the annual meeting
At the annual meeting, we will submit the following proposals to our shareholders:
Proposal One:   To elect three Class I directors to a three-year term;
Proposal Two:   To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures);
Proposal Three:   To approve, on an advisory basis, the preferred frequency of holding advisory shareholder votes to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures);
Proposal Four:   To approve amendments to our Amended and Restated 2006 Equity Incentive Plan, or the 2006 equity incentive plan, that would, among other things, increase the maximum number of shares issuable under the plan by 500,000 shares; and to approve the plan, as so amended, for purposes of French law; and
Proposal Five:   To ratify the appointment by our audit committee of Grant Thornton LLP as our independent registered public accountants for our fiscal year ending December 30, 2023.
Our board of directors does not intend to present to the annual meeting any business other than the proposals described in this proxy statement. Our board of directors was not aware, a reasonable time before making this proxy statement available to our shareholders, of any other business that properly may be presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment, to the extent authorized by applicable regulations.
Record date
Our board of directors has fixed the close of business on Monday, May 22, 2023, as the record date for the annual meeting. Only shareholders of record at the close of business on that date are entitled to receive notice of the annual meeting and to vote at the annual meeting. At the close of business on Monday, April 24, 2023, 7,026,175 shares of our common stock were issued and outstanding. A list of the shareholders entitled to notice of the annual meeting will be available to shareholders for inspection for the duration of the annual meeting of shareholders.
Quorum
Our by-laws provide that a quorum at the annual meeting consists of a majority in interest of all shares of our common stock issued, outstanding and entitled to vote at the annual meeting. Shares of our common stock represented by a properly signed and returned proxy will be treated as present at the annual meeting for purposes of determining the existence of a quorum at the annual meeting. In general, votes withheld from any nominee for election as director, abstentions, and broker “non-votes” are counted as present or represented for purposes of determining the existence of a quorum at the annual meeting. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner returns a proxy but does not vote on a proposal because the broker or nominee does not have discretionary voting power, and has not received instructions from the beneficial owner, with respect to the proposal.
Vote required; tabulation of votes; revocation of proxy
A plurality of the votes properly cast at the annual meeting will be necessary to elect the three Class I directors to a three-year term.
A majority of the votes properly cast at the annual meeting will be necessary to approve, on an advisory basis, the compensation paid to our named executive officers (as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K), to approve, on an advisory basis, the preferred frequency of holding advisory shareholder votes to approve the compensation paid to our named executive officers, to approve amendments to our 2006 equity incentive plan, and to ratify the appointment by our audit committee of Grant Thornton LLP as our independent registered public accountants for our fiscal year ending December 30, 2023.
Abstentions and broker non-votes will not be considered when determining whether or not the necessary proportion of votes properly cast at the annual meeting on any proposal was achieved. If you are a registered shareholder and you return an executed proxy with specific instructions on how to vote, the designated proxies will vote according to your instructions. However, if you are a registered shareholder and you return an executed proxy without specific instructions on how to vote, the designated proxies will vote in accordance with the recommendations of our board of directors set forth in this proxy statement. You may revoke your proxy at any time before it has been exercised.
Each share of our common stock outstanding on the record date will be entitled to cast one vote.
Our transfer agent, Computershare, will tabulate the votes at the annual meeting.
Solicitation of proxies
Our board of directors is soliciting proxies for the annual meeting and any and all adjournments of the annual meeting. No compensation will be paid by any person in connection with our solicitation of proxies. We will reimburse brokers, banks and other nominees for the out-of-pocket expenses and other reasonable clerical expenses they incur in obtaining instructions from beneficial owners of our common stock. In addition to our solicitation by mail, our directors, officers and other employees may make special solicitations of proxies personally or by telephone, facsimile, courier or e-mail. We expect that the expense of any special solicitations will be nominal, and we will pay all expenses incurred in connection with them.
Internet access to proxy materials
The notice of annual meeting, this proxy statement and our 2022 annual report to shareholders will be, on or prior to May 26, 2023, available on the Internet at www.envisionreports.com/crai. This website does not use “cookies” to track or identify visitors to the website.
Directions to our offices
The annual meeting will be held at our offices at 200 Clarendon Street, 9th Floor, Boston, Massachusetts.
For those planning to attend the annual meeting, directions to these offices are below.
•
From Logan International Airport:   Follow the signs to Boston through the Sumner Tunnel. Turn right up the entrance ramp onto Expressway I-93 North. Take the Storrow Drive exit on right. Follow Storrow Drive West and take the Copley Square exit on the left. Turn right at the set of lights onto Beacon Street. At the second set of lights, turn left onto Clarendon Street and proceed for five blocks.

•
From Points South via I-95 and I-93:   Follow I-95 North to Expressway I-93 North. Stay on I-93 through the tunnel and into the financial district. Take the Storrow Drive exit on the right. Follow Storrow Drive West and take the Copley Square exit on the left. Turn right at the set of lights onto Beacon Street. At the second set of lights, turn left onto Clarendon Street and proceed for five blocks.

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From Western Massachusetts and Points South via the Mass. Pike:   Follow Mass. Pike (I-90) East to the Copley Square/Prudential Center exit 133 (old exit 22). Follow the Copley Square exit and take the first left onto Dartmouth Street. Turn right onto Boylston Street. Turn right onto Clarendon Street.

•
From Points North via I-95 or I-93:   Follow I-95 South to I-93 South. Take exit 18 (old exit 26), North Station/Storrow Drive. Follow Storrow Drive West and take the Copley Square exit on the left. Turn right at the set of lights onto Beacon Street. At the second set of lights, turn left onto Clarendon Street and proceed for five blocks.

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From Public Transportation:   The public transportation locations nearest to our offices are Back Bay Station (Orange Line, Commuter Rail and Amtrak) and Copley Station (Green Line).

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Parking:   There are several parking areas along Clarendon Street. There is an underground garage on the left between Boylston Street and St. James Avenue. There is a parking garage on the right one block past 200 Clarendon Street. If those are full, proceed down Clarendon Street, take a right on Columbus Avenue, take a right on Dartmouth Street and there is an underground garage on the left at the Tent City building. Additional parking can be found at the Copley Place Mall.

PROPOSAL ONE:
ELECTION OF DIRECTORS
Proposal One concerns the election of three Class I directors.
Our board of directors currently consists of eight directors and is divided into three classes. We refer to these classes as Class I, Class II and Class III. The term of one class of directors expires each year at the annual meeting of our shareholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified. This year, the term of the Class I directors is expiring.
Accordingly, our board of directors has nominated Richard Booth, William Concannon and Christine Detrick to serve as Class I directors for a three-year term. Our shareholders elected each of Messrs. Booth and Concannon and Ms. Detrick as Class I directors at our annual meeting of shareholders in July 2020. The current terms of Messrs. Booth and Concannon and Ms. Detrick will expire at the annual meeting.
Proxies will not be voted at the annual meeting for more than three candidates.
Each of Messrs. Booth and Concannon and Ms. Detrick has agreed to serve if elected, and we have no reason to believe that any of them will be unable to serve. If any of them is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for another nominee designated by our board of directors at that time.
Our board of directors recommends that you vote FOR the election of Messrs. Booth and Concannon and Ms. Detrick.

CORPORATE GOVERNANCE
Overview
In designing our corporate governance structure, we seek to identify and implement the practices that we believe will best serve the interests of our business and shareholders, including the practices mandated by the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the related rules of the Securities and Exchange Commission and the Nasdaq Stock Market. You can find our current corporate governance principles, including our code of business conduct and ethics, our statement of corporate governance guidelines, and the charters for the standing committees of our board of directors through the Investor Relations page of our website at www.crai.com. Our code of business conduct and ethics applies not only to our principal executive officer, principal financial officer and principal accounting officer, but also to all of our other officers and employees, directors and outside consultants. Our code of business conduct and ethics includes, among other things, provisions covering compliance with law, rules and regulations, conflicts of interest, insider trading, fair dealing, proper use of our assets, confidentiality, health and safety, discrimination and harassment, accounting and record keeping, and the reporting of illegal or unethical behavior. We intend to continue to modify our policies and practices to address ongoing developments in the area of corporate governance. We discuss many features of our corporate governance principles in other sections of this proxy statement. Some of the highlights of our corporate governance principles are the following:
•
Director and committee independence.   With the exception of Paul Maleh our president, chief executive officer and chairman of the board, all of our directors (including Messrs. Booth and Concannon and Ms. Detrick, each of whom is standing for reelection at the annual meeting) are independent directors under the rules of the Nasdaq Stock Market. Our board of directors has determined that our independent directors under these rules are Profs. Holthausen and Tookes, Dr. Taylor, Messrs. Avery, Booth and Concannon, and Ms. Detrick. Each member of our audit committee, nominating and corporate governance committee, and compensation committee meets the independence requirements of the Nasdaq Stock Market for membership on the committees on which he or she serves.

•
Audit committee.   Our audit committee is directly responsible for appointing, determining the compensation of, evaluating and, when necessary, terminating our independent registered public accountants. Our independent registered public accountants report directly to our audit committee. Our board of directors has determined that it has at least two audit committee financial experts under the rules of the Securities and Exchange Commission. Our audit committee’s prior approval is required for all audit services and non-audit services (other than de minimis non-audit services as defined by the Sarbanes-Oxley Act) to be provided by our independent registered public accountants. The audit committee has delegated the authority to provide such pre-approval to its chairman if the chairman determines in good faith that the applicable services would not impair the independence of our independent registered public accountants. Our audit committee is responsible for reviewing and assessing the adequacy of its charter on an annual basis.

•
Compensation committee.   Our compensation committee is responsible for recommending to our board of directors our general compensation philosophy and policies, and for reviewing and approving (or recommending to our board of directors for approval) the compensation of our executive officers, directors and other members of our senior management. The compensation committee is also directly responsible for appointing, determining the compensation of, overseeing and evaluating the independence of our compensation consultants. Our compensation committee is responsible for reviewing and assessing the adequacy of its charter on an annual basis.

•
Committee authority.   Each of our audit committee, nominating and corporate governance committee, and compensation committee has the authority to retain independent advisors and consultants, with all fees and expenses paid by us.

•
Whistleblower procedures.   Our audit committee has adopted procedures for the treatment of complaints regarding accounting, internal control over financial reporting or auditing matters, including procedures for the confidential and anonymous submission by our directors, officers, employees and outside consultants of concerns regarding questionable accounting, internal control over financial reporting or auditing matters.
Executive officers and directors
Set forth below are the names and certain information with respect to each of our directors, nominees for director and executive officers as of April 24, 2023:
Name	Age	Position
Paul Maleh(1)	59	President, chief executive officer and chairman of the board
Daniel Mahoney	44	Executive vice president, chief financial officer and treasurer
Chad Holmes	50	Executive vice president and chief corporate development officer
Jonathan Yellin	59	Executive vice president and general counsel
Thomas Avery(2)	69	Director
Richard Booth(3)	53	Director
William Concannon(1)(2)(4)(5)	67	Director
Christine Detrick(2)(4)	64	Director
Robert Holthausen(1)(3)	75	Director
Alva Taylor(3)(4)	62	Director
Heather Tookes(2)(4)	49	Director

(1)
Member of our executive committee.

(2)
Member of our compensation committee.

(3)
Member of our audit committee.

(4)
Member of our nominating and corporate governance committee.

(5)
Lead independent director.

Our board of directors is divided into three classes. The term of one class of directors expires each year at the annual meeting of our shareholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified. Our executive officers are elected by, and serve at the discretion of, our board of directors. There are no family relationships among our directors and executive officers.
Backgrounds and qualifications of directors
Below we have identified each of our directors by class. In addition, for each director we have included information regarding the director’s business experience, as well as the director’s particular experiences, qualifications, attributes and skills that led our board of directors to conclude that the director should serve as a member of our board of directors.
Directors serving a term expiring at the 2023 annual meeting (Class I directors)
Richard Booth has served as a director since March 2020. Since March 2021 he has served as chief financial officer of Definitive Healthcare Corp., (Nasdaq: DH), a data analytics company. From April 2015 to March 2021, Mr. Booth served as chief financial officer of Bottomline Technologies, Inc., a financial technology company. From January 2014 to March 2015, Mr. Booth served as vice president of finance and corporate controller at Sapient Corporation. Previously, he held a number of senior finance positions of increasing responsibility at Nuance Communications, a publicly traded software and services firm. Prior to his tenure at Nuance, Mr. Booth held a variety of executive roles at EMC Corporation, Mercer Management Consulting, and Coopers & Lybrand. Mr. Booth also serves on the board of directors of 33 Foundation, a private community enrichment organization. Mr. Booth is a licensed CPA, and holds an

M.B.A. from Stanford University, an M.S. in Taxation from Bentley University, an M.S. in Organizational Development from American University, and a B.S. in Accounting from Pennsylvania State University. Our board benefits greatly from Mr. Booth’s extensive accounting and finance expertise, his knowledge of the consulting and technology industries, and his perspective gained from having served as a business executive and chief financial officer. Our board of directors has determined that Mr. Booth is an audit committee financial expert under the rules of the Securities and Exchange Commission.
William Concannon has served as a director since June 2000 and as our lead director since July 2020. Mr. Concannon has served as Senior Advisor of CBRE Group, Inc (NYSE: CBRE), a publicly traded global commercial real estate firm (“CBRE”), since January 2023. Mr. Concannon served as chief executive officer of CBRE Acquisition Holdings, a blank check special purpose acquisition company formed for the purpose of effecting a merger, from December 2020 to December 2022. Mr. Concannon also served as Global Group President, Strategic Business Sponsorships, of CBRE from January 2018 to December 2022. He also serves on the board of directors of Altus Power, a publicly traded solar energy company. He served as chief executive officer of Global Workplace Solutions of CBRE from September 2015 to January 2020, as chief executive officer of Global Corporate Services of CBRE from July 2012 to September 2015, as president of Global Corporate Services of CBRE from August 2009 to July 2012, and as vice chairman of Global Corporate Services of CBRE from 2006 to August 2009. Mr. Concannon was the first real estate professional inducted into the International Association of Outsourcing Professionals’ Outsourcing Hall of Fame. Prior to his roles at CBRE, Mr. Concannon served as the vice chairman of Trammell Crow Company, a diversified commercial real estate firm, from 2003 to 2006 and as a director from 1991 to 2006. Mr. Concannon received his B.S. in accounting from Providence College in 1977, where he currently serves on the board of trustees, a position he previously held from 2002 until 2010. Our board of directors benefits from Mr. Concannon’s wealth of experience as a senior business executive, diverse knowledge of business management, keen perspectives on a wide range of business issues, deep knowledge of professional services, insights derived from having led business services at a large corporation, and otherwise being a recognized leader in the business community.
Christine Detrick has served as a director since May 2020. From 2002 to 2012, Ms. Detrick served as a director/partner of Bain & Company (“Bain”), as leader of the financial services practice for the Americas, and a senior advisor. Before joining Bain, she served for 10 years at A.T. Kearney, Inc., including as global leader of the Financial Institutions Group, leader of the Eastern U.S., and as a member of the board of management and board of directors. Prior to those roles, she was one of the founding partners of First Financial Partners, a venture capital firm specializing in savings and loan institutions, from 1988 to 1992, and served as the chief executive officer of the St. Louis Bank for Savings. Ms. Detrick also served on the board of directors of Reinsurance Group of America, a publicly traded reinsurance company, serving as chair of the nominating and governance committee and a member of their compensation and technology and cyber committees from 2014 to 2022. Ms. Detrick also serves on the board of directors of Hartford Mutual Funds, a mutual fund company, including as chair of the board of directors and a member of the nominating and corporate governance committee. Ms. Detrick also serves on the board of directors of Capital One, a publicly traded financial institution, serving on the audit and risk committees. She also serves on the board of directors of Altus Power, a publicly traded solar energy company, serving as chair of the board of directors and the nominating and governance committee. From 2015 to 2018, Ms. Detrick served on the board of directors of Forest City Realty Trust, a publicly traded real estate investment trust, as chairman of the compensation committee and a member of the nominating and corporate governance committee. Ms. Detrick received her B.S. in Economics from the Wharton School of the University of Pennsylvania in 1980. Our board benefits greatly from Ms. Detrick’s deep experience as both a director and an executive of financial services and management consulting firms, including as a chief executive officer, corporate board member and committee member.
Directors serving a term expiring at the 2024 annual meeting (Class II directors)
Robert Holthausen has served as a director since July 2014. Prof. Holthausen has been Professor of Accounting and Finance at the Wharton School of the University of Pennsylvania since 1989, serving as the Nomura Securities Company Professor of Accounting and Finance since 1992, as the Chair of the faculty advisory committee for Wharton Research Data Services (WRDS) since 2007, and was the Ernst & Young Professor while chair of the Department of Accounting from 2004 to June 2016. Prof. Holthausen has also served as a board member of DotAlign, Inc. a productivity and relationship intelligence software company since 2011. Prof. Holthausen has a B.A. from St. Lawrence University, an M.B.A. from the University of Rochester, and a Ph.D. in Business Administration from the University of Rochester. Prof. Holthausen has been a Certified Public Accountant since 1973 and is a member of the American Institute of Certified Public Accountants and the American Finance Association. Our board of directors values Prof. Holthausen’s significant expertise in the areas of accounting, corporate governance structures and management compensation. Our board of directors has determined that Prof. Holthausen is an audit committee financial expert under the rules of the Securities and Exchange Commission.
Alva Taylor, Ph.D., has served as a director since August 2022. Dr. Taylor has been a professor since 2000, and the faculty director of the Glassmeyer/McNamee Center for Digital Strategies at the Tuck School of Business at Dartmouth College since 2013. The center helps business leaders understand how changes in digital technology impact business strategy and corporate decision making. Dr. Taylor has been recognized for his research in the areas of innovation processes, entrepreneurship, technological change, and strategic decision making in fast-changing environments. His recent work explores the challenges of managing creative groups for sustained innovation and entrepreneurship, and how organizational learning takes place in information-rich environments. He teaches courses on strategy, innovation, and change management in Tuck’s flagship MBA, Executive Education, and Master’s in Health Care Delivery Science programs. Dr. Taylor has also served as a board member of the Cardigan Mountain School in Canaan, New Hampshire, since September 2022. Dr. Taylor earned his B.S. and M.S in Operations Research and Industrial Engineering and his M.B.A from Cornell University, and earned his Ph.D. from Stanford University. Our board values and has benefited greatly from Dr. Taylor’s expertise in the areas of digital strategy and change management.
Heather Tookes, Ph.D., has served as a director since December 2022. Prof. Tookes currently serves as a finance professor and the Deputy Dean for Faculty at the Yale School of Management, a leader in business education, and has been on the faculty of the Yale School of Management since 2004. Prof. Tookes also currently serves on the boards of Dimensional Funds (DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., DFA Investment Trust Company, Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust, each of which is a registered investment company), a 5% or more shareholder of the Company, and Ariel Investments LLC, a registered investment advisor. Since January 2022, Prof. Tookes has served as a director of the Community Foundation of Greater New Haven. From June 2021 to March 2023, Prof. Tookes served as a director of Payoneer Global Inc. (Nasdaq: PAYO), a financial services company. Prof. Tookes has a Bachelor of Arts in Economics from Brown University and a Ph.D. in Finance from Cornell University. In addition to being an expert in corporate finance, Prof. Tookes brings a wealth of board experience from having served on a number of nonprofit, private and public company boards.
Directors serving a term expiring at the 2025 annual meeting (Class III directors)
Paul Maleh, who joined us in 1989, has served as our president and chief executive officer and as a director since November 2009, and became chairman of our board of directors in July 2020. Mr. Maleh served as our chief operating officer from October 2008 through November 2009, and as our executive vice president from October 2006 to November 2009. Mr. Maleh has also served as a board member of KIPP Massachusetts, a non-profit charter school since September 2022. From December 2006 to January 2009, he served as head of our finance platform. Mr. Maleh also directed our finance practice from 2000 to December 2006 and served as a vice president from 1999 to October 2006. Mr. Maleh received his M.B.A. from Northeastern University. As our chief executive officer, Mr. Maleh brings to our board of directors valuable leadership experience and a deep and thorough understanding of our business and operations, the day-to-day management of our business, and our industry as a whole.
Thomas Avery has served as a director since February 2016. Mr. Avery served as a managing director at Raymond James & Associates from August 2000 to December 2014. Prior to joining Raymond James, Mr. Avery was head of the investment banking group and co-head of the equity capital markets division at Interstate/Johnson-Lane from 1995 to 2000, a general partner at Noro-Moseley Partners from 1989 to 1995, and a general partner at Summit Partners from 1984 to 1989. From 1977 to 1984, Mr. Avery served as senior vice president of The Robinson-Humphrey Company. Mr. Avery has served on the board of directors of ArborGen Inc., a biotechnology tree seedling company, since July 2018. He also serves as a director of KIPP Metro Atlanta, a charter school organization serving low-income, minority children in Atlanta, Georgia, and PowerUp, a 501(c)(3) organization also serving low-income, minority children in Atlanta, Georgia. Mr. Avery served on the board of directors of Cicero, Inc. from July 2015 to 2020. Mr. Avery has a B.S. in industrial management from the Georgia Institute of Technology and an M.B.A. from Harvard Business School. Our board of directors values Mr. Avery’s significant investment banking and venture capital experience, as well as his deep understanding of the professional services industry.
Backgrounds of executive officers
Below we identify our executive officers (other than Mr. Maleh, our president and chief executive officer, who is our chairman of the board and serves as a Class III director as identified above) and provide a description of their business experience.
Chad Holmes, who joined us in 2004 as part of our acquisition of InteCap, Inc., has served as our executive vice president and chief corporate development officer since March 2020, and had previously served as our executive vice president, chief financial officer and treasurer from November 2014 through March 2020. Mr. Holmes has been a member of our senior management since 2009. Mr. Holmes received his M.B.A. in finance and management and strategy from the Kellogg School of Management at Northwestern University and his B.A. in economics from the University of Notre Dame.
Daniel Mahoney has served as a member of our senior management as our executive vice president, chief financial officer and treasurer since March 2020. Prior to joining us, he served in several senior management positions at BrightSphere Investment Group Inc., a publicly traded diversified, global asset management company, most recently as senior vice president and head of finance from March 2018 to March 2020. He previously served as BrightSphere’s senior vice president, controller and chief accounting officer from March 2017 to March 2018, and vice president, controller and chief accounting officer from July 2014 to March 2017. From 2012 to 2014, Mr. Mahoney worked at State Street Global Advisors (SSgA), the asset management division of State Street Corporation, serving as chief accounting officer from January 2013 to July 2014, where he was responsible for accounting and control processes. Prior to SSgA, Mr. Mahoney established a strong public accounting background during his 11-year tenure at PricewaterhouseCoopers, LLP. Mr. Mahoney holds a B.A. from Tufts University, as well as a CPA professional certification.
Jonathan Yellin has served as our executive vice president and general counsel since March 2017. Mr. Yellin has been a member of our senior management since 2004, when he joined us as vice president and general counsel. Prior to joining us, Mr. Yellin was a senior partner in the Insolvency and Restructuring practice at Riemer & Braunstein LLP, from 1999 to 2004. Mr. Yellin received his J.D. cum laude from the University of Miami School of Law in 1988 and his B.A. from The George Washington University, School of Public and International Affairs, in 1985.
Board and committee meetings
During our fiscal year ended December 31, 2022, or “fiscal 2022,” our board of directors met five times and acted by unanimous written consent nine times. During fiscal 2022, each incumbent director attended at least 75% of the total number of meetings held by our board of directors and the committees of our board of directors on which he or she served. To the extent reasonably practicable, directors are expected to attend or participate by teleconference in board meetings, meetings of committees on which they serve and the annual meeting of our shareholders. Last year, all individuals then serving as directors attended the annual meeting of our shareholders.
Our board of directors has four standing committees: our audit committee, our nominating and corporate governance committee, our compensation committee and our executive committee. All of the members of our audit committee, our nominating and corporate governance committee, and our compensation committee are independent under the rules of the Nasdaq Stock Market. Our board of directors has adopted charters for each of these committees, which are available through the Investor Relations page of our website at www.crai.com. Each of our audit committee, our nominating and corporate governance committee, and our compensation committee has the authority to retain independent advisors and consultants, with all fees and expenses paid by us.
The membership of each standing committee of our board of directors is as follows:
Audit committee:	Compensation committee:
Robert Holthausen (Chair)	Thomas Avery (Chair)
Richard Booth	William Concannon
Alva Taylor	Christine Detrick
Heather Tookes
Nominating and corporate	Executive committee:
governance committee:	Paul Maleh (Chair)
William Concannon (Chair)	William Concannon
Christine Detrick	Robert Holthausen
Alva Taylor
Heather Tookes
Audit committee
During fiscal 2022, our audit committee was composed of Prof. Holthausen, Mr. Booth, Ms. Nancy Hawthorne and Dr. Taylor. Ms. Hawthorne tendered her resignation from her position on our board of directors and Dr. Taylor was appointed as a member of our board of directors, including as a member of our audit committee, effective as of August 1, 2022. Our audit committee provides the opportunity for direct contact between the members of our board of directors and our independent registered public accountants, which report directly to the committee. The committee assists our board of directors in overseeing the integrity of our financial statements; our compliance with legal and regulatory requirements; and our independent registered public accountants’ qualifications, independence and performance. The committee is directly responsible for appointing, determining the compensation of, evaluating and, when necessary, terminating our independent registered public accountants. The committee is also responsible for reviewing and assessing the adequacy of the charter by which it is governed on an annual basis. Our audit committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our directors, officers, employees and outside consultants of concerns regarding questionable accounting, internal accounting controls or auditing matters. Our audit committee is also responsible for reviewing and, if appropriate, approving related-party transactions. Our board of directors has determined that each of Prof. Holthausen and Mr. Booth is an audit committee financial expert under the rules of the Securities and Exchange Commission, and that all of the members of our audit committee are independent under the rules of the Nasdaq Stock Market. Our audit committee met eight times, and acted by written consent one time, during fiscal 2022.
Nominating and corporate governance committee
During fiscal 2022, our nominating and corporate governance committee was composed of Mr. Concannon, Mses. Hawthorne and Detrick, Dr. Taylor and Prof. Tookes. Ms. Hawthorne tendered her resignation from her position on our board of directors and Dr. Taylor was appointed as a member of our board of directors, including as a member of our nominating and corporate governance committee, effective as of August 1, 2022. Prof. Tookes was appointed as a member of our board of directors, including as a member of our nominating and corporate governance committee, effective as of December 8, 2022. Our nominating and corporate governance committee’s responsibilities include providing recommendations to our board of directors regarding nominees for director and membership on the committees of our board of directors. The committee also assists our board of directors in our enterprise risk management by providing recommendations to our board of directors regarding succession plans for our chief executive officer. An additional function of the committee is to develop corporate governance practices for recommendation to our board of directors, including Environmental, Social and Governance, or “ESG,”

matters, and, once implemented, to assist our board of directors in complying with them. In the first quarter of 2022, we published our inaugural Sustainability Report which discusses our current approach and tangible progress in four key ESG related areas: Employee Empowerment, Community Advancement, ESG Advisory, and Environmental Stewardship. The 2021 Sustainability Report can be found in the Governance section of the Investor Relations section of our website. Our board of directors has determined that all of the members of our nominating and corporate governance committee are independent under the rules of the Nasdaq Stock Market. Our nominating and corporate governance committee met four times, and acted by written consent three times, during fiscal 2022.
Compensation committee
During fiscal 2022, our compensation committee was composed of Messrs. Avery and Concannon and Ms. Detrick, and Prof. Tookes, who was appointed as a member of our board of directors, including as a member of our compensation committee, effective December 8, 2022. Our compensation committee’s responsibilities include providing recommendations to our board of directors regarding the compensation levels of our directors; reviewing and approving, or recommending for approval by our board of directors, the compensation levels of our executive officers; providing recommendations to our board of directors regarding our compensation programs; administering our employee benefit plans, including all incentive compensation plans and equity-based plans; authorizing grants under our stock option plans and other equity-based plans; and authorizing other equity compensation arrangements. The committee is directly responsible for appointing, determining the compensation of, evaluating and, when necessary, terminating our compensation consultant, as well as evaluating the independence of any compensation consultant, legal counsel or other advisor engaged by the committee. The committee is also responsible for reviewing and assessing the adequacy of the charter by which it is governed on an annual basis. Our board of directors has determined that all of the members of our compensation committee are independent under the rules of the Nasdaq Stock Market. Our compensation committee met eight times, and acted by unanimous written consent five times, during fiscal 2022.
Executive committee
During fiscal 2022, our executive committee was composed of Messrs. Concannon and Maleh and Prof. Holthausen. Our executive committee has delineated authority to act on behalf of our board of directors in situations arising between regular meetings of our board of directors. It is intended that our executive committee will take action only when reasonably necessary to expedite our interests between regularly scheduled board meetings. Our executive committee did not meet during fiscal 2022.
Board leadership structure and role in risk oversight
Mr. Maleh, our president and chief executive officer, serves as the chairman of our board of directors, and Mr. Concannon serves as our independent Lead Director. Mr. Maleh brings to our board of directors valuable leadership experience and a deep and thorough understanding of our business and operations and the day-to-day management of our business, which he executes within the parameters set by our board of directors. As Lead Director, Mr. Concannon coordinates all activities of the independent directors, helps facilitate our board’s oversight and shareholder responsibilities, and acts as a liaison between Mr. Maleh and the other independent directors.
Our management is responsible for the day-to-day management of the risks that we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of our enterprise risk management. In its risk oversight role, our board of directors is responsible for satisfying itself that our enterprise risk management processes are adequate and functioning as designed. The involvement of our board of directors in risk oversight includes receiving periodic reports from members of senior management and evaluating areas of material risk to us, including operational, financial, legal, regulatory, strategic, cybersecurity and reputational risks. Some risks, such as strategic risks and cybersecurity risks, are typically overseen by the full board. In addition, our board of directors has delegated risk oversight to each of its standing committees within their areas of responsibility. Our compensation committee assists our board of directors in its risk oversight function by overseeing strategies related to our incentive compensation programs and key employee retention. Our audit committee assists our board of directors in its risk oversight function by reviewing our system of disclosure controls and our internal control over financial reporting, as well as reviewing and, if appropriate, approving related-party transactions. Our nominating and corporate governance committee assists our board of directors in its risk oversight function by managing risks associated with director candidate selection, governance and succession. Each member of our senior management is initially responsible for assessing and prioritizing the risks that fall under the manager’s area of responsibility and, as a general rule, these risks are discussed with, and then reported to our board of directors or the applicable committee of our board of directors by our general counsel. As part of the process by which our board oversees our enterprise risk management, from time to time our general counsel provides updates regarding enterprise risk to our board of directors in the form of presentations or discussions.
Director candidates and selection process
In evaluating the qualifications of any candidate for director, the committee considers, among other factors, the candidate’s depth of business experience, intelligence, quality of judgment, integrity, familiarity with the legal, regulatory, and business consulting industry, ability to assist in recruiting outside experts and employee consultants, understanding of financial matters, familiarity with the periodic financial reporting process, reputation, level of educational attainment, degree of independence from management, contribution to the diversity of our board of directors, and willingness and ability to serve. The committee also considers the degree to which the candidate’s skills, experience and background complement or duplicate those of our existing directors. Among the experiences, attributes, qualities and skills that the committee believes to be necessary for one or more members of our board of directors to possess are familiarity with the segments of the consulting industry in which we compete, substantial experience with the financial reporting process for public companies, and knowledge of the academia of economics. In the case of incumbent directors whose terms are set to expire, the committee also gives consideration to the director’s prior contributions to our board of directors. In evaluating candidates, the committee prefers to retain the flexibility to consider each candidate’s overall mix of qualifications, rather than to specify minimum qualifications that each candidate must possess.
Our nominating and corporate governance committee seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the discussions and decisions of our board of directors. In the committee’s evaluation of candidates for director, it considers diversity with respect to viewpoints, accomplishments, skills and experience, as well as other factors in light of the current composition of our board of directors and our requirements. In selecting candidates to recommend for nomination as a director, the committee abides by our firm-wide non-discrimination policy. The table below provides certain highlights of the composition of our board of directors as of April 24, 2023. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Listing Rule 5605(f).
Board Diversity Matrix (as of April 24, 2023)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose
Directors	2	5	—	1
Number of Directors Who Identify in Any of the Categories Below:
White	1	4	—	—
Black or African American	1	1
Did not Disclose				1
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to our current directors and others for candidate recommendations, meetings from time to time to evaluate biographical information and background materials relating to candidates, and interviews of selected candidates by members of the committee and other members of our board of directors. The committee often solicits the opinions of third parties with whom a potential candidate has had a business relationship. Once the committee is satisfied that it has collected sufficient information on which to base a judgment, including vetting procedures such as background checks, the committee votes on the candidates under consideration and recommends to the full board a slate of director candidates for inclusion in our proxy materials.

Our board also actively monitors the tenure and expected service of each director, considering our statement of corporate governance guidelines and our director retirement policy, under which no director may be nominated as a candidate for reelection as part of the slate of directors that we propose, nor may any person be nominated as a candidate for election, after he or she has reached age 72. Due to his distinguished service on the board since 2014 and significant ongoing contributions, our board of directors waived our director retirement policy and Prof. Holthausen was reelected as a director at the 2021 annual meeting and is serving a term expiring at the 2024 annual meeting.
The committee considers director candidates recommended by shareholders and uses the same process to evaluate candidates, whether the candidates are recommended by shareholders, directors, management or others. The committee has not adopted any particular method that shareholders must follow to make a recommendation. We suggest that shareholders make recommendations by writing to the chairman of our nominating and corporate governance committee, in care of our offices, with sufficient information about the recommended candidate and his or her work experience, skills, qualifications for director and references to enable the committee to evaluate the candidacy properly. We also suggest that shareholders make their recommendations well in advance of the anticipated mailing date of our next proxy statement to provide our nominating and corporate governance committee an adequate opportunity to complete a thorough evaluation of the candidacy, including personal interviews. We remind shareholders of the separate requirements set forth in our by-laws for nominating individuals to serve as directors, which are discussed in this proxy statement under the heading “Shareholder Proposals” below.
Communications with our board of directors
Our board of directors has established the following process for shareholders to communicate with it, and this process has been approved by a majority of our independent directors. Shareholders wishing to communicate with our board of directors should send correspondence to the attention of Chairman of the Board, CRA International, Inc., 200 Clarendon Street, T-9, Boston, Massachusetts 02116. The correspondence should include satisfactory evidence that the sender of the communication is one of our shareholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the shareholder and the number of our shares held by the shareholder.
Our chairman reviews all correspondence confirmed to be from shareholders and decides whether or not to forward the correspondence, or a summary of it, to our board of directors or a committee of our board of directors. The decision to relay any correspondence to our board of directors or a committee of our board of directors rests entirely within our chairman’s discretion.
Our board of directors believes this process suffices to handle the relatively low volume of communications we have historically received from our shareholders. If the volume of communications increases sufficiently to become burdensome to our chairman, our board of directors may elect to adopt more elaborate screening procedures.

TRANSACTIONS WITH RELATED PARTIES
Review, approval or ratification of transactions with related parties
Under our audit committee’s charter, the committee is responsible for reviewing any proposed related-party transaction, as defined under the rules of the Nasdaq Stock Market, and, if appropriate, approving the transaction. A copy of our audit committee charter is available through the Investor Relations page of our website at www.crai.com.
We have not engaged in any transactions with related persons since the beginning of fiscal 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
At the close of business on April 24, 2023, there were issued and outstanding 7,026,175 shares of our common stock entitled to cast 7,026,175 votes. On April 24, 2023, the closing price of our common stock as reported on the Nasdaq Global Select Market was $104.96 per share.
The following table provides information regarding the beneficial ownership of shares of our common stock as of April 24, 2023 by:
•
each person known to us to be a beneficial owner of more than five percent of our shares of common stock;

•
each of our current directors;

•
each of our director nominees;

•
each of our named executive officers; and

•
all of our current directors and current executive officers as a group.

The persons named in the table below have sole voting and sole dispositive power with respect to the shares listed, except as otherwise indicated. The inclusion of shares in the table below does not constitute an admission of beneficial ownership of such shares. The “Right to acquire” column represents shares of our common stock that may be purchased through the exercise of stock options within 60 days after April 24, 2023. The information in the table is based on information received (including via filings made under the Securities Exchange Act of 1934, as amended) from or on behalf of the persons named in the table.
	Shares beneficially owned
Name of beneficial owner	Outstanding	Right to acquire	Total	Percent
FMR LLC(1)	767,206	—	767,206	10.9%
Dimensional Fund Advisors LP(2)	548,839	—	548,839	7.8%
BlackRock, Inc.(3)	503,889	—	503,889	7.2%
The Vanguard Group(4)	379,747	—	379,747	5.4%
Paul Maleh(5)	179,158	51,477	230,635	3.3%
Chad Holmes(6)	37,149	14,501	51,650	*
Jonathan Yellin(7)	21,650	5,222	26,872	*
William Concannon(8)	13,960	—	13,960	*
Robert Holthausen(8)	9,765	—	9,765	*
Thomas Avery(8)	15,514	—	15,514	*
Daniel Mahoney(9)	9,905	—	9,905	*
Richard Booth(8)	6,549	—	6,549	*
Christine Detrick(8)	6,253	—	6,253	*
Heather Tookes(8)	877	—	877	*
Alva Taylor(8)	997	—	997	*
All current directors and executive officers as a group (11 persons)	301,777	71,200	372,977	5.3%

(1)
The number of shares of our common stock beneficially owned by FMR LLC is based solely on information in a Schedule 13G/A filed on February 9, 2023 by FMR LLC and Abigail P. Johnson, in which Abigail P. Johnson reported sole voting power over 0 shares, FMR LLC reported sole voting power over 767,011 shares and each of Abigail P. Johnson and FMR LLC reported sole dispositive power over 767,206 shares. The address for each of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, Massachusetts 02210.

(2)
The number of shares of our common stock beneficially owned by Dimensional Fund Advisors LP is based solely on information in a Schedule 13G/A filed on February 10, 2023 by Dimensional Fund Advisors LP, in which it reported sole voting power over 540,547 shares and sole dispositive power over 548,839 shares. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

(3)
The number of shares of our common stock beneficially owned by BlackRock, Inc. is based solely on information in a Schedule 13G/A filed on January 31, 2023 by BlackRock, Inc., in which it reported sole voting power over 495,708 shares and sole dispositive power over 503,889 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(4)
The number of shares of our common stock beneficially owned by The Vanguard Group is based solely on information in a Schedule 13G/A filed on February 9, 2023 by The Vanguard Group, in which it reported that The Vanguard Group has shared voting power over 11,780 shares, sole dispositive power over 361,526 shares and shared dispositive power over 18,221 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)
Mr. Maleh is our president, chief executive officer and chairman of the board.

(6)
Mr. Holmes is our executive vice president and chief corporate development officer.

(7)
Mr. Yellin is our executive vice president and general counsel.

(8)
Member of our board of directors.

(9)
Mr. Mahoney is our executive vice president, chief financial officer and treasurer.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Director compensation
We pay our non-employee directors, who consist of all our directors other than our chief executive officer, an annual fee of $75,000 for their services as directors. We pay an annual fee of $25,000 to the chair of our audit committee, $20,000 to the chair of our compensation committee, $10,000 to the chairs of our executive committee and our nominating and corporate governance committee, and $5,000 to each non-employee director who serves as a member, but not the chair, of any committee for service on each committee above one. We also pay an annual fee of $30,000 to our lead director. In addition, each independent director serving on a committee will receive an additional amount equal to $1,500 for each committee meeting attended by such director after the eighth meeting of such committee in a calendar year. Our board of directors on a regular basis reviews the competitiveness and appropriateness of its director compensation program to ensure that it is aligned with current leading practices and within competitive pay levels. Directors who are employees do not receive separate fees for their service as directors. All of the payments described in this paragraph are made in cash.
Under the terms of our 2006 equity incentive plan, each director who is not employed by, and does not provide independent contractor services as a consultant or advisor to, us or our subsidiaries receives the automatic restricted stock awards described below. We refer to these directors as our “non-employee directors.” Currently, other than Mr. Maleh, all of our directors are non-employee directors. Each non-employee director who is reelected or elected as a director at, or whose term as a director continues after the annual meeting of our shareholders, receives on the date of the meeting, a restricted stock award, vesting in four equal annual installments beginning on the first anniversary of the date of grant, valued at $100,000 based on the closing price of our common stock as of the date of the meeting. In addition, each person who is first elected or appointed as a non-employee director receives, on the date of his or her election or appointment, a restricted stock award, vesting in four equal annual installments beginning on the first anniversary of the date of grant, valued at $100,000 based on the closing price of our common stock as of the date of the grant. Under our 2006 equity incentive plan, the value of these automatic grants of restricted stock awards may be changed by our board of directors.
In fiscal 2022, we awarded the following grants to our non-employee directors in accordance with the terms of our 2006 equity incentive plan. In connection with the annual meeting of our shareholders held on July 19, 2022, each of Prof. Holthausen, Messrs. Avery, Booth and Concannon, and Mses. Hawthorne and Detrick received a restricted stock award of 1,080 shares of our common stock. Upon the effectiveness of their appointment to our board of directors, Prof. Tookes received a restricted stock award of 877 shares of our common stock and Dr. Taylor received a restricted stock award of 997 shares of our common stock. Our 2006 equity incentive plan has an annual limit of 150,000 on the number of shares that may be granted to a single recipient thereunder in a calendar year.
The following table provides information regarding the compensation earned by our non-employee directors in fiscal 2022.
Non-Employee Director Compensation Table for Fiscal 2022
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)(4)	Total ($)
Thomas Avery	95,000	99,911	194,911
Richard Booth	75,000	99,911	174,911
William Concannon	120,000	99,911	219,911
Christine Detrick	80,000	99,911	179,911
Nancy Hawthorne(5)	46,667	99,911	146,578
Robert Holthausen	100,000	99,911	199,911
Alva Taylor(6)	33,333	99,959	133,292
Heather Tookes(7)	6,667	99,934	106,601

(1)
These grant date fair values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation—Stock Compensation” (“ASC Topic 718”), excluding the effect of estimated forfeitures, based on the closing market price of our common stock on the date of grant. Additional details on accounting for share-based compensation can be found in note 1, “Summary of Significant Accounting Policies—Share-Based Compensation,” and note 10, “Share-Based Compensation,” to our consolidated financial statements in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2023.

(2)
Amount reflects the grant date fair value of a restricted stock award made on (i) July 19, 2022, in the case of Messrs. Avery, Booth, Concannon and Prof. Holthausen and Ms. Detrick and Ms. Hawthorne (ii) August 1, 2022, in the case of Dr. Taylor and (iii) December 8, 2022 in the case of Prof. Tookes, in each case under the 2006 equity incentive plan.

(3)
As of December 31, 2022, each non-employee director and Ms. Hawthorne held the number of outstanding unvested shares of restricted stock set forth in the table below. On July 29, 2022, our compensation committee determined that, in recognition of Ms. Hawthorne’s exemplary service as a director, her shares of restricted stock would not be forfeited upon the termination of her service as a director effective as of August 1, 2022.

Name	Shares (#)
Thomas Avery	3,464
Richard Booth	4,107
William Concannon	3,464
Christine Detrick	3,959
Nancy Hawthorne	3,464
Robert Holthausen	3,464
Alva Taylor	997
Heather Tookes	877

(4)
Dividends declared with respect to shares of restricted stock granted to our non-employee directors under our 2006 equity incentive plan after July 11, 2018 are not paid until the underlying shares of restricted stock become vested. These dividends are, and have been, factored into the grant date fair values reported for the shares of restricted stock on which they are paid.

(5)
Resigned as of August 1, 2022.

(6)
Appointed as a director effective as of August 1, 2022.

(7)
Appointed as a director effective as of December 8, 2022.

Director stock ownership guidelines
The current policy of our board of directors is that our non-employee directors should acquire and obtain shares of our common stock (whether or not vested) with an aggregate value equal to at least 300% of the director’s annual fee (currently $75,000) for serving on our board of directors. If a non-employee director has not achieved, or is not maintaining this threshold, the director is required to hold 50% of the total shares of our common stock received by him or her upon the vesting of shares of restricted stock or the exercise of stock options, net of any shares sold to fund the exercise price of option exercises or any related tax obligations. All of our directors, other than Dr. Taylor and Prof. Tookes due solely to their more recent appointment as directors, currently meet our stock ownership guidelines.
Compensation committee interlocks and insider participation
During fiscal 2022, the members who served on our compensation committee were Messrs. Avery and Concannon, Prof. Tookes and Ms. Detrick. None of these members was one of our officers or employees during fiscal 2022, and none of these members is one of our former officers. None of these members had any relationship requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves (or served during fiscal 2022) on the board of directors or compensation committee of an entity that has one or more executive officers serving (or who served during fiscal 2022) on our board of directors or compensation committee.
Compensation discussion and analysis
This compensation discussion and analysis provides a detailed description of our executive compensation objectives, practices and programs, as well as the means by which our compensation committee determines executive compensation under those programs. This compensation discussion and analysis focuses on the compensation of our executive officers for fiscal 2022, who were:
•
our president, chief executive officer and chairman of the board, Paul Maleh;

•
our executive vice president, chief financial officer and treasurer, Daniel Mahoney;

•
our executive vice president and chief corporate development officer, Chad Holmes; and

•
our executive vice president and general counsel, Jonathan Yellin.

These executive officers are sometimes referred to as our “named executive officers.”
As used below, the terms “senior corporate leaders,” “practice leaders” and “key revenue generators” refer to the following groups of our employees:
•
senior corporate leaders:   our executive officers and other senior-level corporate leaders;

•
practice leaders:   our senior employee consultants who lead our practice groups; and

•
key revenue generators:   our senior and other employee consultants who generate a high level of revenue for us.

Executive summary
Executive officers
We seek to align the compensation we pay our executive officers with the interests of our shareholders.
Our executive officers’ total compensation each fiscal year is generally comprised of a mix of base salary and a much larger portion of variable at-risk compensation consisting of annual incentive cash bonuses, long-term incentive equity awards and, in some cases, long-term incentive cash awards. This mix of fixed and variable at-risk compensation is designed to create competitive compensation packages that reward our executive officers for achieving our long-term and short-term business objectives, including increasing our growth, profitability and shareholder value, without encouraging unnecessary or excessive risk-taking.
Our LTIP and 2006 equity incentive plan
We believe that the equity and cash awards granted under our long-term incentive program, or “LTIP,” are the foundation of our overall pay-for-performance compensation program for our senior corporate leaders, practice leaders and other key revenue generators. These awards serve to motivate high levels of performance, recognize these employees’ contributions to our success, and encourage them to support our long-term growth and profitability, thereby aligning their interests with the interests of our shareholders. We conduct our business in a very competitive environment. In order to remain competitive, we must be able to recruit and employ top-flight corporate officers and employee consultants who have abundant talent, demonstrated skills and experience, and, as to employee consultants, the ability to become key revenue generators for us. In addition, we must be able to retain our senior corporate leaders, practice leaders and other key revenue generators. We believe that the awards granted under the LTIP are vital parts of the compensation that we must provide in order to achieve those goals.
Although the LTIP has historically been focused on equity awards, and it would be our preference for equity awards to remain the primary focus of our LTIP going forward, constraints on the number of shares available under our 2006 equity incentive plan resulted in cash awards playing a more prominent role in the LTIP for the senior leaders consisting of our group and practice leaders. In this regard, while seeking to continue to align our group and practice leaders’ compensation with our performance, growth and profitability, our compensation committee split their LTIP compensation between restricted stock units and LTIP-based cash awards, 30% and 70%, respectively. Our key revenue generators received only LTIP cash awards for the past several fiscal years, as well as in fiscal 2022, and will likely continue to receive only LTIP cash awards for the foreseeable future.
As of April 24, 2023, we had 171,280 shares available for grant under our 2006 equity incentive plan as counted under the plan. As the plan counts each full-share award granted under the plan (all awards we grant other than stock options and stock appreciation rights, or SARs) as 1.83 shares, this number represents only 93,595 full-share awards available for grant under the plan.
Compensation program highlights
The table below discusses the material features of our compensation programs.
Compensation Program Highlights
Practice	Highlights
Pay for Performance
•
Annual Incentive Cash Bonuses.   The annual incentive cash bonuses our executive officers are eligible to receive are tied to the achievement of objective financial goals and individual strategic goals tailored to the executive officer.

In fiscal 2022, the target payments of annual incentive cash bonuses constituted over 49% of the target cash compensation of our executive officers.(1)

•
Performance-Based LTIP Awards.   The equity and cash awards granted under our LTIP include performance-vesting restricted stock units (“PRSUs”) and performance-based cash awards, with vesting tied to the achievement of objective financial goals over one or more fiscal years.

• NEO Salary. Our performance is one of the primary factors considered by our compensation committee in determining the salaries of our executive officers, including our chief executive officer.

•
Risk Mitigation.   To further ensure that payment under our executive compensation packages is commensurate with our performance, these packages have the features discussed in the “Risk Mitigation” section below.

Use of Variable, At Risk Compensation
•
Variable, At-Risk Compensation.   The compensation packages granted to our executive officers include a significant percentage of variable at-risk compensation, including equity awards, the value of which after granting fluctuates with the performance of our common stock, and cash and equity awards with performance objectives that are tied to our performance.

In fiscal 2022, variable, at-risk compensation(2) comprised over 68% of the target total compensation of our executive officers.(3)

(1)
Target cash compensation includes salary and target annual incentive cash bonuses for 2022 fiscal year performance.

(2)
Variable, at-risk compensation includes annual incentive cash bonuses for 2022 fiscal year performance, and all LTIP equity awards, measured at target.

(3)
Target total compensation includes target cash compensation as described in footnote 1 above, as well as all LTIP equity awards, measured at target.

Compensation Program Highlights
Practice	Highlights
Retention
•
Vesting Schedule.   The stock options, time-vesting restricted stock units (“RSUs”), and PRSUs granted under our LTIP all vest over at least 4 years, with the first tranche vesting no earlier than the first anniversary of the date of grant. Other than service-based and performance-based cash awards granted to our Canadian employees, which vest over 3 years, all other service-based and performance-based cash awards granted under our LTIP in fiscal 2022 also vest over at least 4 years.

•
Minimum First-Year Vesting Tranche.   All awards under our 2006 equity incentive plan are granted with a minimum one-year vesting period, subject to a carve out for up to 5% of the shares issuable under the plan.

•
Dividends.   The dividend equivalent rights that accrue with respect to the RSUs and PRSUs granted under our 2006 equity incentive plan are subject to vesting on the same terms as the underlying award, and thus cannot be paid or otherwise settled until the underlying award has vested. The plan prohibits the payment of dividends or the accruing of dividend equivalent rights on stock options and stock appreciation rights granted under the plan, and prohibits the payment of dividends, and the settlement of dividend equivalent rights accruing, on unvested full-share awards granted under the plan after July 11, 2018, all as further described below under the heading “Dividends and dividend equivalent rights.”

Shareholder Alignment
•
Annual Incentive Cash Bonuses.   The fiscal 2022 annual incentive cash bonuses were tied to the achievement of equally weighted net revenue and profitability goals, motivating both top-line and bottom-line growth. For the chief executive officer, chief financial officer, chief corporate development officer and general counsel, the proportions of the target annual incentive bonus tied to these goals were 70%, 50%, 50% and 50%, respectively.

•
LTIP Equity Awards.   The awards that may be granted under our LTIP include equity awards that gain value only as our stock price increases after the date of grant. The grants include PRSUs that are based on revenue growth and profitability measured over a performance period of at least one year. These awards further reinforce our focus on top-line and bottom-line growth.

Risk Mitigation
•
Mix of Compensation.   In fiscal 2022, our executive officer compensation contained a mix of salary, annual incentive cash bonuses and long-term incentive equity compensation designed to keep our executive officers motivated without encouraging unnecessary or excessive risk-taking.

•
Performance Award Caps/Committee Discretion.   The annual incentive cash bonuses that our executive officers were eligible to receive for fiscal 2022 were subject to maximum payment amounts. The payouts are subject to the discretion of our compensation committee, which can reduce or eliminate the amount paid regardless of performance achieved. These factors mitigate the risk of payments that are not commensurate with our actual performance.

Compensation Program Highlights
Practice	Highlights

•
Ownership Guidelines.   We have ownership requirements for equity awards granted to our executive officers under our LTIP described in the “Ownership Guidelines” section below, which align our executive officers’ long-term financial interests with those of our shareholders.

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Independent Compensation Consultant.   Our compensation committee can seek, and has sought and received, advice regarding the structuring of our compensation programs from an independent compensation consultant.

In fiscal 2022, our compensation committee received advice from Semler Brossy Consulting Group, LLC , or “Semler Brossy.” The committee determined that Semler Brossy was independent from us and that no conflicts existed.

• Clawback Policies. We have adopted the compensation recovery policies discussed in the section “Clawback Policies” below.
No Derivatives, Hedging, Short Sales; Limited Pledging	• Derivatives, Hedging, Short Sales. Our trading policies prohibit transactions in derivatives, hedging or short sales of our common stock.
• Pledging. Our trading policies prohibit pledging our common stock without the approval of our chief executive officer or our general counsel.
Acceleration Following Change in Control
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Cash Plan Awards.   The annual incentive cash bonuses our executive officers are eligible to receive under our cash incentive plan are accelerated in connection with a change in control only if the awards are neither assumed nor substituted for by the acquirer.

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Equity Plan Awards.   There is no automatic acceleration of equity awards under our 2006 equity incentive plan, or under our form agreements for these awards, in connection with a change in control. Acceleration in connection with a change in control of assumed or substituted for equity awards granted under our 2006 equity incentive plan is limited to double-trigger acceleration. Acceleration in connection with a change in control of performance awards that are neither assumed nor substituted for is limited to acceleration based on actual performance that is prorated for the portion of the performance period that has been completed. In March 2020, we entered into severance agreements with each of our named executive officers, which provide for the acceleration of certain equity awards held by the applicable named executive officer upon termination of his employment within 12 months following a change in control, as described in this proxy statement under the heading “Compensation of Directors and Executive Officers—Executive compensation—Potential payments upon termination or change in control” below.

Clawback Policies
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NEOs.   Our board of directors has adopted an omnibus equity and incentive compensation recovery policy, which enables it to seek recoupment of annual or long-term incentive cash or equity compensation granted after April 30, 2015 (including equity awards granted under our 2006 equity incentive plan) from our current or former named executive officers in the event of an

Compensation Program Highlights
Practice	Highlights

accounting restatement due to our material noncompliance with any financial reporting requirement under applicable securities laws (excluding restatements resulting from changes to applicable accounting principles).

Ownership Guidelines
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LTIP Awards.   The equity awards granted to our executive officers under our LTIP are subject to ownership thresholds, which are set at 400% of annual base salary for our chief executive officer and 300% of annual base salary for each of our other executive officers.

No NEO Tax Gross Ups	• No NEO Tax Gross Ups. None of our named executive officers has an agreement that provides for any form of tax gross up.
Limited NEO Perquisites
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Limited NEO Perquisites.   Except for modest perquisites, our executive officers receive benefits that are comparable to the benefits provided to our other employees and pay costs and taxes on such perquisites on the same basis as other employees.

NEO Severance Agreements
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NEO Severance Agreements.   Each of our named executive officers has a severance agreement with us that provides severance and other benefits in connection with a termination by us without cause or by the named executive officer for good reason with added benefits if such termination is within 12 months of a change in control.

Consideration of the 2022 say-on-pay vote
At the annual meeting of our shareholders held on July 19, 2022, we held a non-binding, advisory shareholder vote on the compensation of our named executive officers as disclosed in the proxy statement filed in connection with that meeting, commonly referred to as a “say-on-pay” vote. Our shareholders overwhelmingly approved the compensation of our named executive officers, as over 98% of the shares voted at the annual meeting on the say-on-pay resolution (excluding abstentions and broker non-votes) were voted in favor of it.
As we evaluated our compensation practices and policies for and throughout fiscal 2022, our compensation committee was mindful of the strong support our shareholders expressed for our philosophy of aligning the compensation of our executive officers with our interests and the interests of our shareholders. In addition, senior management seeks to engage in conversations with our shareholders throughout the year to ensure that management and the board understand and consider the issues that are important to them. As a result, our compensation committee decided to follow the same general approach to executive officer compensation for fiscal 2022 that it has followed since fiscal 2010, including granting salary, annual incentive-based cash bonuses, and equity awards under our LTIP.
Our compensation committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions.
Compensation objectives
Our growth and long-term success depend upon our ability to attract and retain talented and highly qualified corporate executives and employee consultants. The main objectives of our compensation programs are:
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to provide competitive compensation packages that enable us to attract, retain and reward talented and highly qualified corporate executives and employee consultants who will contribute or are contributing to our growth and long-term success;

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to align compensation with the interests of our shareholders, and motivate and reward high levels of performance achieved without taking unnecessary or excessive risks, by linking a substantial portion of compensation to performance; and

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to recognize and reward the achievement of pre-established objective financial and individual performance goals.

We believe these objectives are furthered by the use of compensation packages that include salary, annual incentive cash compensation, long-term incentive equity and/or cash compensation.
Compensation processes and procedures
Role of our compensation committee and chief executive officer
The compensation committee established by our board of directors is currently composed of Mr. Avery, who is the chairman, Mr. Concannon, Prof. Tookes and Ms. Detrick, all of whom are independent directors (within the rules of the Nasdaq Stock Market). Our compensation committee is governed by a written charter adopted by our board of directors. A copy of our compensation committee charter is available through the Investor Relations page of our website at www.crai.com. Under the charter, our compensation committee is responsible for recommending to our board of directors the compensation philosophy and policies that we should follow, particularly with respect to the compensation of members of our senior management. In addition to and among the other duties set forth in this proxy statement under the heading “Corporate Governance—Compensation committee” above, the committee is responsible for:
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reviewing and approving, or recommending for approval by our board of directors, the compensation of our executive officers, including our chief executive officer;

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setting, in consultation with management, as applicable, and, if desired by the committee, our compensation consultant, the corporate and individual performance criteria, performance targets and payment formulas of our executive officers’ cash and equity incentive compensation, and overseeing the evaluation of our executive officers in light of those criteria and targets;

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administering, reviewing and making recommendations to our board of directors with respect to our employee benefit plans, including our incentive cash compensation plans and our equity-based plans;

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appointing, determining the compensation of, evaluating and, when necessary, terminating our compensation consultant, as well as evaluating the independence of any compensation consultant, legal counsel or other advisor engaged by the committee;

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reviewing and assessing the adequacy of its charter on an annual basis;

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evaluating whether or not our compensation practices and policies create unnecessary or excessive risks; and

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reviewing and discussing with management our disclosures to be included in our annual proxy statement and annual report on Form 10-K regarding executive compensation, including the sections of this proxy statement entitled “Compensation of Directors and Executive Officers—Compensation discussion and analysis” and “Compensation of Directors and Executive Officers—Compensation policies and practices as they relate to risk management” below.

When developing recommendations for the compensation of our executive officers other than our chief executive officer, the committee also takes into account recommendations made by our chief executive officer. Our chief executive officer is not permitted to be present when our compensation committee is deliberating on our chief executive officer’s compensation.
Compensation consultant
Our compensation committee has the authority to engage and receive advice from external compensation consultants, with all fees and expenses paid by us. In fiscal 2022, the committee engaged and received advice from Semler Brossy. Semler Brossy reports directly to the committee and provides services only as directed by the committee. Our compensation committee has reviewed Semler Brossy’s policies regarding independence and conflicts of interest and assessed Semler Brossy’s independence based on, among other things, this review and consideration of the other factors required by the rules of the Securities Exchange Act of 1934, as amended, and the Nasdaq Stock Market. Based on this review and consideration, the committee has determined that Semler Brossy is independent from us and that the services provided to us by Semler Brossy in fiscal 2022 raised no conflicts of interest.
In recent fiscal years, Semler Brossy has advised our compensation committee regarding executive officer and director compensation levels and trends, including the practices of our peers and other companies, and the design of our executive officer and director compensation packages, including with respect to the prevalence and structure of financial-related perquisites. Our compensation committee considered this information when setting our named executive officer compensation packages for fiscal 2022.
Although Semler Brossy does not generally participate in meetings of our compensation committee, Semler Brossy may participate, by invitation, in portions of some of the meetings of our compensation committee, including some of the executive sessions without any members of management present. In addition, the chair of our compensation committee and, with respect to the compensation of our other executive officers, our chief executive officer at the direction of our compensation committee may consult, and in 2022 did consult, with Semler Brossy outside of these meetings.
Setting executive officer compensation and peer groups
In general, our compensation committee is responsible for reviewing and approving, or recommending for approval by our board of directors, the compensation of our executive officers, including our chief executive officer. In fiscal 2022, the compensation of our executive officers was reviewed and approved by our compensation committee. When developing recommendations for the compensation of our executive officers other than our chief executive officer, our compensation committee also took into account recommendations made by our chief executive officer.
To achieve our executive compensation objectives stated above, our compensation committee does not target any particular benchmarks, and instead strives to make decisions concerning executive compensation that:
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establish incentives that link executive officer compensation to our financial performance and that motivate our executives to attain annual financial targets and long-term strategic goals;

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provide total compensation packages that are competitive among our peers that offer consulting services similar to ours;

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establish personal objectives that link executive officer compensation to the achievement of goals that correlate to our growth and long-term financial success; and

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otherwise align the interests of our executive officers and our shareholders.

Although we compete with other consulting firms to acquire top talent and strive to attract and retain our key employees, including our executive officers, our compensation committee does not target any explicit compensation positioning relative to our peers. Instead, peer group information is just one of the factors considered by our compensation committee when establishing the appropriate level of compensation for our executive officers, and the appropriate allocation of their compensation among salary, annual incentive, and long-term incentive compensation and between cash and equity compensation. Other factors considered by our compensation committee include the scope of the executive officer’s role, the executive officer’s individual performance and experience, and our performance.
In setting our executive officer compensation in fiscal 2022 and other recent fiscal years, our compensation committee has also considered the analysis provided by Semler Brossy regarding the compensation being paid by a peer group comprised of the following public professional service firms that are in businesses comparable to ours:
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FTI Consulting, Inc.

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Huron Consulting Group Inc.

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ICF International

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Exponent Inc.

In setting our executive officer compensation in recent fiscal years, our compensation committee also reviewed data provided by Semler Brossy derived from industry surveys of the compensation of executive officers by companies of roughly the same size as us and data regressed to our level of revenue.
Executive officer compensation in fiscal 2022
The principal components of our executive officer compensation granted in or for our fiscal year ending December 31, 2022, were cash compensation and long-term incentive equity compensation. The cash compensation consisted of base salary and annual incentive cash bonuses that our executive officers were eligible to receive based on our fiscal 2022 performance, as well as individual goals established at the beginning of our fiscal year, under our cash incentive plan. The equity compensation consisted of restricted stock unit awards vesting over four years and performance-vesting restricted stock unit awards based on our fiscal 2022 and fiscal 2023 performance, all of which were granted under our LTIP.
We believe that mixing base salary, annual incentive cash bonuses and long-term incentive equity compensation (with vesting based on time and/or performance) is consistent with our overall compensation philosophy because it rewards performance without encouraging unnecessary or excessive risk-taking, provides competitive compensation packages relative to our peers, aligns the interests of our executive officers and our shareholders, and helps us attract and retain top talent.
Salary
We include base salary in our executive officer compensation packages because we believe it is appropriate for a portion of compensation to be fixed and predictable, and because the use of base salary is consistent with the compensation provided to the similarly situated executives of our peers. Our compensation committee generally fixes the annual base salary of our executive officers at its regularly scheduled meeting in the first fiscal quarter of each year. Each executive officer’s base salary reflects his position, experience, past contributions and potential. Annual changes to an executive officer’s base salary, if any, are based on the committee’s assessment of the individual performance of the executive officer, our overall performance and the performances of our business practices, any changes in the executive officer’s role, general economic conditions (such as inflation), and economic forecasts. In determining the base salaries of our executive officers, the committee is also generally mindful of our overall goal of remaining competitive with our peers and retaining our executive officers.
On March 10, 2022, our compensation committee determined that annual base salary for our executive officers would increase as follows: $900,000 for Mr. Maleh, our president and chief executive officer; $450,000 for Mr. Mahoney, our executive vice president, chief financial officer and treasurer; $450,000 for Mr. Holmes, our executive vice president and chief corporate development officer; and $450,000 for Mr. Yellin, our executive vice president and general counsel. In determining each of our other executive officer’s annual rate of base salary from its fiscal 2021 level, the committee considered several factors, including input provided by Semler Brossy, performance of the Company and individual executive officer performance.
Annual incentive cash bonuses
In addition to base salary, the cash compensation of our executive officers for fiscal 2022 included annual incentive cash bonuses that our executive officers were eligible to receive under our cash incentive plan, based on the achievement of performance goals linked to certain performance metrics. The use of these annual incentive cash bonuses permits us to provide our executive officers with motivation to pursue particular objectives in any given year that are consistent with our growth and profitability, as well as the overall goals and strategic direction set by our board of directors. These annual incentive cash bonuses also tie compensation to performance, and thus play an important role in our pay-for-performance philosophy.

The importance of this philosophy to us and our compensation committee is demonstrated by the fact that in fiscal 2022 the target payment amounts under these annual incentive cash bonuses constituted over 49% of the target cash compensation of our executive officers.(4)
Performance criteria and targets of fiscal 2022 annual incentive cash bonuses
On March 10, 2022, our compensation committee determined the performance criteria, performance targets and payment formulas of the annual incentive cash bonuses that our executive officers were eligible to receive for fiscal 2022 performance under our cash incentive plan.
The performance criteria underlying these annual incentive cash bonuses were based on our fiscal 2022 consolidated non-GAAP net revenue, our fiscal 2022 “Performance Compensation EBITDA,” and subjective individual performance goals for fiscal 2022.(5)
The net revenue and earnings performance criteria were weighted equally, with each tied to 35% of the target payment amount of the annual incentive cash bonus, in the case of our president and chief executive officer, Mr. Maleh, to 25% of the target payment amount of the annual incentive cash bonus, in the case of each of our executive vice president, chief financial officer and treasurer, Mr. Mahoney, our executive vice president and chief corporate development officer, Mr. Holmes, and our executive vice president and general counsel, Mr. Yellin. This equal weighting of objective financial performance criteria is designed to motivate our executive officers to consider and improve both our growth and our profitability, thereby aligning their interests with the interests of our shareholders. Semler Brossy advised our compensation committee in recent fiscal years that this weighting was in line with the practices of our peer group. The performance targets established by our compensation committee in March 2022 for these objective financial performance criteria were $616.2 million for our fiscal 2022 consolidated non-GAAP net revenue and $117.7 million for our fiscal 2022 Performance Compensation EBITDA.
The subjective individual goals were tied to 30%, in the case of our president and chief executive officer, Mr. Maleh, 50%, in the case of each of our executive vice president, chief financial officer and treasurer, Mr. Mahoney, our executive vice president and chief corporate development officer, Mr. Holmes, and our executive vice president and general counsel, Mr. Yellin, of the target payment amount of the annual incentive cash bonus. The individual component of these bonuses is designed to motivate our executive officers to pursue individual, qualitative and strategic goals consistent with their particular roles. These subjective individual goals were set for our executive officers (other than Mr. Maleh, our president and chief executive officer) by our compensation committee in consultation with our chief executive officer and, for Mr. Maleh, by our compensation committee.
Payment formulas of annual incentive cash bonuses for fiscal 2022 performance
The overall target payments for the annual incentive cash bonuses that our executive officers were eligible to receive for fiscal 2022 performance were as follows: for Mr. Maleh, $1,100,000 (or approximately 122% of annual base salary); for Mr. Mahoney and Mr. Holmes, $375,000 (or approximately 83% of annual base salary); and for Mr. Yellin, $325,000 (or 72% of annual base salary).
The amounts to be paid under these annual incentive cash bonuses, which were determined by our compensation committee on March 3, 2023 as described under the heading “Amounts paid with respect to

(4)
See footnote 1 for the determination of “target cash compensation.”

(5)
As used here, “Performance Compensation EBITDA” means our consolidated GAAP net income reported in our audited financial statements for fiscal 2022, with the following charges added back: interest expense, net, provision for income taxes, depreciation and amortization, share-based compensation expense, amortization of forgivable loans, and other expense, net, all as additionally adjusted for the further non-GAAP adjustments set forth in the following sentence. The non-GAAP net revenue and Performance Compensation EBITDA metrics used for these annual incentive cash bonuses were also subject to the following additional non-GAAP adjustments: acquisitions, discontinued operations, and extraordinary and special items, each to the extent that they arose during fiscal 2022, and any other adjustments to our publicly reported GAAP results in our earnings releases for fiscal 2022, consistent with past practice.

fiscal 2022 annual incentive cash bonuses” below, could not exceed a maximum payment amount, mitigating the risk that the incentive cash compensation payable to our executive officers for fiscal 2022 would not be commensurate with our actual performance. These maximum payment amounts, which emphasize the relative importance of the objective financial performance criteria underlying them, were determined as follows: (1) the maximum payment of each component linked to net revenue or earnings performance criteria was equal to twice that component’s target payment, and (2) the maximum payment of any component linked to individual subjective performance goals was 140% of that component’s target payment. The target and maximum amounts payable under these annual incentive cash bonuses are reported under the heading “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” in the “Grants of Plan-Based Awards for Fiscal 2022” table below.
The payment formulas under the components of these annual incentive cash bonuses tied to net revenue and earnings performance criteria increased the payment by 1% of the target payment for each 1% that the achievement of the applicable performance criteria exceeded the applicable performance target (subject to the component’s maximum payment amount), and decreased the payment by 1% of the target payment for each 1% that the achievement of the applicable performance criteria missed the applicable performance target (subject to a floor of zero). Our compensation committee initially adopted this one-to-one so-called “leverage curve” in fiscal 2009 based, in part, on advice from Semler Brossy that less steep leverage curves are more appropriate when performance targets are unpredictable and volatile. Our compensation committee decided to retain this one-to-one leverage curve for the components of the annual incentive cash bonuses that our executive officers were eligible to receive for fiscal 2022 performance tied to objective financial performance criteria based on the same rationale.
The payment formula under the components of these annual incentive cash bonuses tied to individual subjective performance goals provided for a payment based on a tally sheet weighted-average score of the executive officer’s achievement of his individual subjective business goals ranging from one (below expectations) to five (exceeds expectations). For each of Messrs. Maleh, Mahoney, Holmes and Yellin, the formula provided for a payment linearly ranging from (1) 60% to 90% of the target payment, as the applicable executive officer’s individual component weighted-average score ranged from one to two, (2) 90% to 110% of the target payment, as the applicable executive officer’s individual component weighted-average score ranged from two to four, and (3) 110% to the maximum 140% of the target payment, as the applicable executive officer’s individual component weighted-average score ranged from four to five.
Regardless of the amount determined by the payment formula of these annual cash incentive bonuses, our compensation committee retained the ability to reduce or eliminate the amount actually paid in its discretion. This discretion mitigated the risk that the annual incentive cash compensation payable to our executive officers for fiscal 2022 could have been disproportionate to our actual performance. Our compensation committee did not exercise such discretion in fiscal 2022.
Amounts paid with respect to fiscal 2022 annual incentive cash bonuses
On March 3, 2023, our compensation committee determined the amounts to be paid to our executive officers with respect to the annual incentive cash bonuses they were eligible to receive for fiscal 2022 performance. These amounts, which are reported in the “Summary Compensation Table” under the heading “Non-Equity Incentive Plan Compensation” in the “Compensation of Directors and Executive Officers—Executive compensation—Summary compensation” section of this proxy statement below, were determined as follows:
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Component linked to our net revenue.   Our fiscal 2022 consolidated non-GAAP net revenue(6) was approximately $590.9 million, or approximately 2.8% below the adjusted performance target for fiscal 2022 of $607.99 million. The compensation committee adjusted the consolidated non-GAAP net revenue target to take into account the $8.2 million impact of foreign currency adjustments during the period. Accordingly, the amount payable under the payment formula for the net revenue component of our executive officers’ fiscal 2022 annual incentive cash bonuses was the target payment decreased by approximately 3% of the target payment.

(6)
See footnote 5 for the determination of non-GAAP net revenue.

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Component linked to Performance Compensation EBITDA.   Our fiscal 2022 Performance Compensation EBITDA(7) was approximately $110.7 million, or approximately 5.5% below the adjusted performance target for fiscal 2022 of $117.15 million. The compensation committee adjusted the Performance Compensation EBIDA target to take into account the $0.6 million impact of foreign currency adjustments during the period. Accordingly, the amount payable under the payment formula for the earnings component of our executive officers’ fiscal 2022 annual incentive cash bonuses was the target payment decreased by approximately 6% of the target payment.

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Component linked to individual subjective performance goals.   Based on the subjective individual performance goal weighted-average scores for each of our executive officers, the amounts payable under the payment formula for the subjective individual performance goal component of our executive officers’ fiscal 2022 annual incentive cash bonuses were equal to the following percentages of their respective target amounts: for Mr. Maleh, 108%; for Mr. Mahoney, 110%; for Mr. Holmes, 116%; and for Mr. Yellin, 116%.

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Determination of amount paid.   After calculating the total amount payable to each of our executive officers under the payment formulas for their fiscal 2022 annual incentive cash bonuses, our chief executive officer recommended that these amounts be paid.

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Special Bonus Award.   In addition, our compensation committee approved that an additional discretionary bonus of $165,000 for Mr. Maleh, our president and chief executive officer, and $70,000 for each of Mr. Mahoney, our executive vice president, chief financial officer and treasurer, Mr. Holmes, our executive vice president and chief corporate development officer, and Mr. Yellin, our executive vice president and general counsel, be awarded in appreciation of outstanding individual contributions to the Company’s financial and operational performance that are not reflected in the individual performance goals described above.

Long-term incentive program
As noted above, we believe that the equity and cash awards granted under our long-term incentive program, or “LTIP,” are the foundation of our overall pay-for-performance compensation program for our senior corporate leaders, practice leaders and other key revenue generators. The LTIP generally serves as a framework for equity awards granted under our 2006 equity incentive plan and cash awards, other than the annual incentive cash bonuses granted to our executive officers, granted under our cash incentive plan.
The equity and cash awards comprising the grants made under our LTIP are designed to work together to achieve the program’s primary objectives; namely to:
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directly align a significant portion of the total compensation of these employees with the delivery of future value to our shareholders;

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focus our senior corporate leaders, practice leaders and other key revenue generators on performance by directly linking their compensation to the achievement of pre-determined performance goals and shareholder returns;

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provide a competitive compensation program that has significant retention value; and

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promote top-line and bottom-line growth.

The equity awards granted under our LTIP further align the interests of our executive officers with the interests of our shareholders because they are held subject to the ownership requirements described in this compensation discussion and analysis under the heading “Ownership guidelines” below.
Long-term incentive program: equity awards
As noted above, our LTIP serves as a framework for the equity compensation we grant to our senior corporate leaders, practice leaders and other key revenue generators under our 2006 equity incentive plan. The composition and mix of the equity awards granted under our LTIP have historically been the same for our

(7)
See footnote 5 for the determination of Performance Compensation EBITDA.

senior corporate leaders, as they are for our practice leaders and other key revenue generators. Beginning in fiscal 2016, only our executive officers have received the full LTIP equity awards consisting of stock options, time-vesting restricted stock unit awards (“RSUs”) and performance-vesting restricted stock unit awards (“PRSUs”) described below. The only other employees who received equity awards under our LTIP in fiscal 2022 were our group and practice leaders, each of whom received 30% of their respective LTIP award value in fiscal 2022 in the form of RSUs.
The equity awards granted to our executive officers in fiscal 2022 consisted of the following mix of equity awards: 40% RSUs and 60% PRSUs. For purposes of these weightings, each share by which an RSU or a PRSU is measured is treated as one share, and it is assumed that the PRSUs’ target performance will be achieved. Since 2019, our compensation committee determined to grant only RSUs and PRSUs to our executive officers and not to include stock options in these equity awards.
The equity awards available under our LTIP include:
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RSUs because they directly align the interests of the recipient with the interests of our shareholders due to their value being directly tied to the value of our common stock. In addition, the vesting schedule of at least four years applicable to RSUs granted under our LTIP provides long-term retention value that is less dependent on our stock price than the retention value of stock options, which may be reduced if our stock price drops below the stock options’ exercise price.

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PRSUs because the value of the award is based on our performance, over a period of not less than one fiscal year, enabling us to provide longer term compensation that motivates the recipient to increase our profitability, our growth and shareholder value. In addition, the PRSUs granted under our LTIP also provide long-term retention value because the RSUs earned based upon the outcome of a PRSU’s performance conditions are subject to further time-based vesting, so the entire award is paid over at least a four-year vesting period, regardless of the length of the PRSU’s performance period.

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Stock options because they motivate the recipient to increase shareholder value, and the four-year vesting schedule applicable to LTIP stock options provides long-term retention value.

Long-term incentive program: awards for fiscal 2022
On March 10, 2022, our compensation committee granted equity awards, composed of RSUs and PRSUs, as described above, to our executive officers under our LTIP. The aggregate grant date fair values of these equity awards (assuming the PRSU’s target performance will be achieved) are as follows: for Mr. Maleh, $1,599,969; for Mr. Mahoney, $374,991; for Mr. Holmes, $374,991; and for Mr. Yellin, $324,947. The aggregate grant date fair values of this equity compensation represented about 38% of our executive officers’ fiscal 2022 target total compensation.(8) In addition, all of this equity compensation, the value of which is tied to the value of our common stock, together with the target payments of the annual incentive cash bonuses that our executive officers were eligible to receive based on fiscal 2022 performance, constituted over 68% of our executive officers’ fiscal 2022 target total compensation, demonstrating our commitment to providing executive compensation that aligns the interests of our executive officers with the interests of our shareholders, rewards performance, and provides retention value.
The PRSUs granted to our executive officers under our LTIP in fiscal 2022 are based on the performance over fiscal 2022 and fiscal 2023 of our average Performance Compensation EBITDA(9) margin (including acquisitions and divestitures) and our consolidated non-GAAP cumulative annual net revenue growth

(8)
See footnote 3 for the definition of target total compensation.

(9)
As used here, “Performance Compensation EBITDA” means our consolidated net income reported in our audited financial statements for fiscal 2022 and 2023, with the following charges added back: interest expense, net, provision for income taxes, depreciation and amortization, share-based compensation expense, amortization of forgivable loans, and other expense, net, all as additionally adjusted to reflect any other non-GAAP adjustments that we make to our publicly reported GAAP results in our earnings releases for the 2022 and 2023 fiscal years.

(including acquisitions and divestitures).(10) The number of shares of our common stock potentially issuable under each of these PRSUs is based on the outcome of its performance conditions ranges from a threshold of 52% of the PRSU’s target payment to a maximum of 150% of the PRSU’s target payment. If these PRSUs’ threshold performance level is not achieved over their performance period, no payment will be made under them. When determining these PRSUs’ performance targets, our compensation committee sets goals that it believes will be challenging to achieve, based on a review of our future financial plan and general economic conditions, in order to motivate a high degree of business performance with an emphasis on longer term financial objectives.
The number of shares of our common stock by which RSUs are measured, and the threshold, target and maximum number of shares of our common stock by which PRSUs are measured with respect to the LTIP equity awards granted to our executive officers in fiscal 2022 are set forth under the headings “All Other Stock Awards: Number of Shares of Stock or Units,” and “Estimated Future Payouts Under Equity Incentive Plan Awards,” respectively, in the “Grants of Plan-Based Awards for Fiscal 2022” table below.
More complete technical descriptions of our LTIP, 2006 equity incentive plan, and cash incentive plan are contained in this proxy statement under the headings “Compensation of Directors and Executive Officers—Executive compensation—Plan-based awards” below.
Dividends and dividend equivalent rights
Our board of directors declared the first regular quarterly dividend on our common stock in the fourth quarter of fiscal 2016. Although we anticipate continuing to pay regular quarterly dividends on our common stock for the foreseeable future, the declaration of any future dividends is subject to the discretion of our board of directors. Since we began paying dividends, the only dividends paid with respect to unvested equity awards have been dividends on unvested shares of restricted stock issued to our non-employee directors and, as to one grant in 2014, our chief executive officer. Dividends declared with respect to shares of restricted stock granted under our 2006 equity incentive plan after July 11, 2018 are not paid until the underlying shares of restricted stock become vested.
Dividend equivalent rights accrue with respect to the RSUs and PRSUs granted under our 2006 equity incentive plan in the form of additional units, which we refer to as “dividend units.” Dividend units are credited to the RSU or PRSU when the corresponding dividend is paid on our common stock. Generally, the number of dividend units credited to an RSU or PRSU with respect to a dividend is determined by multiplying the per-share amount of the dividend by the number of outstanding units under the RSU or PRSU (using the target number of units if the PRSU’s performance conditions are not determined) as of the dividend’s record date, and then dividing the result by our closing stock price on the date the dividend is paid. Dividend units vest on the same dates and in the same relative proportions as the RSUs or PRSUs on which they accrue, and are forfeited if, when and to the extent the RSUs or PRSUs on which they accrue are forfeited. No dividends or dividend equivalent rights will be paid or accrued on stock options or stock appreciation rights granted under the 2006 equity incentive plan. No dividends will be paid with respect to unvested full-share awards granted under the plan after July 11, 2018, including shares of restricted stock. Any dividend equivalent rights that accrue on unvested full-share awards granted under the plan after July 11, 2018, will not be paid or otherwise settled until the full-share award has vested, and will be forfeited if the unvested full-share award is forfeited. To date, our board of directors has determined that all dividend units accruing on RSUs or PRSUs will upon vesting be paid only in cash, and not in shares of our common stock.
Ownership guidelines
The equity awards granted under our LTIP to our executive officers are subject to ownership requirements to further promote the long-term nature of the program. The ownership thresholds are 400% of annual base salary for our chief executive officer and 300% of annual base salary for each of our other executive officers. The awards that count towards these share ownership thresholds are (1) vested stock

(10)
For this purpose, GAAP net revenue will be adjusted to reflect any other non-GAAP adjustments that we make to our publicly reported GAAP results in our earnings releases for the 2022 and 2023 fiscal years.

options granted under the LTIP, (2) shares of our common stock issued pursuant to RSUs granted under the LTIP, (3) shares of our common stock issued pursuant to PRSUs granted under the LTIP, and (4) any shares of our common stock or vested stock options delivered to us to be held for purposes of meeting these ownership guidelines. Until one of our executive officer’s employment with us ends or he is no longer otherwise providing services for us, such executive officer may not exercise any stock option issued under the LTIP or delivered to us to be held for purposes of meeting the ownership guidelines, or sell or transfer any shares of common stock issued with respect to RSUs or PRSUs granted under the LTIP or delivered to us to be held for purposes of meeting the ownership guidelines (except for sales to cover withholding taxes with respect to such issuance). In any event, an executive officer may exercise any vested stock option granted under the LTIP or delivered to us to be held for purposes of meeting the ownership guidelines within one year of such stock option’s expiration date. For purposes of these ownership guidelines, shares of our common stock are valued based on the closing price of our common stock reported on the Nasdaq Global Select Market on the day prior to the applicable exercise, sale, transfer or delivery, and vested stock options are valued based on the Black-Scholes option-pricing model. All of our executive officers (other than Mr. Mahoney whose noncompliance is due solely to his more recent appointment as a member of our senior management) are, and were during fiscal 2022, in compliance with these guidelines.
Policy on derivatives, hedging, short sales and pledging
Our trading policies prohibit our employees, consultants and non-employee directors from (1) purchasing, selling or otherwise trading in options (including publicly traded options), puts, calls, warrants and other derivatives involving or relating to our common stock, (2) engaging in any hedging activities with respect to our common stock, (3) engaging in short sales or taking equivalent positions in our common stock, or (4) holding shares of our common stock in a margin account or, without the express authorization of our chief executive officer or general counsel, pledging shares of our common stock as security.
Practices regarding the grant of equity awards
Our compensation committee has historically followed a practice of generally making all equity awards to our senior corporate leaders, practice leaders and other key revenue generators on one or two dates each year. In fiscal 2022, the compensation committee made equity awards under our LTIP program on three dates. We do not otherwise have any program, plan or practice related to the timing of the granting of equity awards to our executive officers as it relates to the release of material non-public information.
All equity awards made to our senior corporate leaders, practice leaders and other key revenue generators, or to any of our other employees or directors, are currently made pursuant to our 2006 equity incentive plan. All stock options under this plan are granted with an exercise price equal to the fair market value of our common stock on the date of grant. Fair market value is defined under the plan to be the closing price per share on the applicable date as reported by a nationally recognized stock exchange. In connection with inducement grants made to new hires outside of the 2006 equity incentive plan, we have at times granted options at strike prices significantly above the then-current fair market value of our common stock, as an incentive for these new hires to participate only in very significant increases in our overall stock value. We do not otherwise have any program, plan or practice of awarding stock options, or setting the exercise price of stock options based on our stock price, on a date other than the grant date. We do not have a practice of determining the exercise price of stock option grants by using average prices (or lowest prices) of our common stock over a period preceding, surrounding or following the grant date. While our compensation committee’s charter permits the committee to delegate its authority to grant equity awards in certain circumstances, all grants to employees are currently made by the committee itself and not pursuant to any delegated authority.
Perquisites and other compensation
Our executive officers have typically received modest perquisites—mainly for parking and reimbursement for certain health and dental premiums and expenses. Except for these perquisites, our executive officers receive benefits that are comparable to the benefits provided to our other employees and pay costs and taxes on such perquisites on the same basis as our other employees. Our executive officers and other employees receive other compensation in the form of contributions to our 401(k) savings and retirement plan (described in this compensation discussion and analysis under the heading “401(k) savings plan” below) and premiums we pay for term life insurance, long-term disability insurance and accidental death and dismemberment insurance for the benefit of these employees. Our compensation committee believes that these modest perquisites and other compensation are consistent with our overall policy of providing competitive compensation designed to attract and retain our executive officers.
Clawback policies
In April 2015, our board of directors adopted an omnibus equity and incentive compensation recovery policy. This policy enables our board of directors to seek recoupment of annual or long-term incentive cash or equity compensation (including equity awards granted under our 2006 equity incentive plan and cash awards granted under our cash incentive plan) from our current or former named executive officers in the event of an accounting restatement due to our material noncompliance with any financial reporting requirement under applicable securities laws (excluding restatements resulting from changes to applicable accounting principles) together with a determination by our board of directors that the applicable person was, individually or with others, directly responsible for this noncompliance. The amount recoverable pursuant to this policy cannot exceed the additional compensation received by the applicable person as a result of the financial statements initially used to determine his or her compensation differing from the restated form, and no compensation can be recovered under this policy more than three years after it was paid or vested, as applicable. This policy applies to persons who served or serve as our named executive officers during or after fiscal 2015, and to annual or long-term incentive cash or equity compensation granted after April 30, 2015. Subject to these limitations, our board of directors has the full authority to determine whether to seek recovery or the amount that will be recovered under this policy in any particular instance, taking into account the facts or circumstances that it deems appropriate. Our board of directors intends to amend this policy, as necessary, to make it comply with any applicable requirements or listing standards.
The annual incentive cash bonuses that our executive officers are eligible to receive under our cash incentive plan, and any LTIP or other award granted under our cash incentive plan, with respect to a given fiscal year are subject to recoupment, reimbursement or forfeiture under the plan if our financial statements for that fiscal year are negatively affected by a restatement as a result of errors, omissions, or fraud.
Our chief executive officer and chief financial officer are also subject to Section 304 of the Sarbanes-Oxley Act of 2002, which requires them to reimburse us for certain bonus or other incentive-based or equity-based compensation, and certain profits received on the sale of our securities, when there has been an accounting restatement due to our material noncompliance, resulting from misconduct, with any financial reporting requirement under the securities laws.
Severance agreements
As described in this proxy statement under the heading “Compensation of Directors and Executive Officers—Executive compensation—Potential payments upon termination or change in control” below, in March 2020, our executive officers entered into severance agreements with us providing for certain payments upon termination of an executive officer’s employment by the Company without “cause,” by the executive officer without “good reason,” or in connection with a change in control. An executive officer’s death or disability may trigger acceleration of certain equity awards granted to the executive officer under our 2006 equity incentive plan pursuant to the executive officer’s severance agreement or, prior to those agreements, the applicable award agreement. A change in control may also trigger payments to our executive officers under our cash incentive plan. Our executive officers are also subject to certain confidentiality, non-competition and non-solicitation agreements.
401(k) savings plan
Under our 401(k) savings plan, a tax-qualified retirement savings plan, participating employees, including our executive officers, may contribute up to 80% of regular and bonus earnings on a before-tax basis, up to the applicable calendar year limit, which was $20,500 in calendar year 2022, into their 401(k) plan accounts. Participants aged 50 and over may also make catch-up contributions of up to $6,500 for calendar year 2022. In addition, under the 401(k) plan, we match an amount equal to fifty cents for each dollar contributed by participating employees on the first 6% of their regular and bonus earnings up to a maximum amount. This maximum matching amount was $9,150 in calendar year 2022. Amounts held in 401(k) plan accounts on behalf of an employee may not be withdrawn prior to the employee’s termination of employment with us, total and permanent disability, or such earlier time as the employee reaches the age of 591∕2 , subject to certain exceptions set forth in the regulations of the Internal Revenue Service. We maintain our 401(k) plan because we wish to encourage our employees to save some percentage of their cash compensation for their retirement. Our 401(k) plan permits employees to make such savings in a manner that is relatively tax efficient.
Policy on deductibility of compensation
In general, Section 162(m) of the Internal Revenue Code prevents us from deducting compensation paid in excess of $1 million to certain of our executive officers, called our “covered officers,” in any fiscal year. In fiscal 2022, our covered officers were our president and chief executive officer, Mr. Maleh, our executive vice president, chief financial officer and treasurer, Mr. Mahoney, our executive vice president and chief corporate development officer, Mr. Holmes, and our executive vice president and general counsel, Mr. Yellin. Once a person becomes a covered person, he or she stays a covered person for all subsequent fiscal years, even if not employed by us. Prior to fiscal 2018, in determining the extent to which any covered officer’s compensation exceeded $1 million in a fiscal year, performance-based compensation meeting criteria established by the Internal Revenue Service, called “qualified performance-based compensation,” was excluded, thereby preserving its deductibility. The Tax Cuts and Jobs Act of 2017 eliminated the exclusion for qualified performance-based compensation, except for certain grandfathered awards—generally qualified performance-based compensation granted on or prior to, and not modified after, November 2, 2017.
Compensation committee report
The compensation committee has reviewed and discussed with management the contents of the compensation discussion and analysis set forth above. Based on this review and discussion, the committee recommended to our board of directors that the above compensation discussion and analysis be included in this proxy statement and incorporated by reference into our annual report on Form 10-K for the fiscal year ended December 31, 2022.
The compensation committee
Thomas Avery (Chair)
William Concannon
Christine Detrick
Heather Tookes
Compensation policies and practices as they relate to risk management
Our compensation committee has reviewed our compensation programs, discussed the concept of risk as it relates to our compensation programs, and considered various mitigating factors. Based on these reviews and discussions, the committee does not believe that our compensation programs encourage excessive or inappropriate risk-taking. Some of the reasons leading to the committee’s conclusion are as follows:
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The compensation we pay to our senior corporate leaders, practice leaders and other key revenue generators consists of both fixed and variable components. The fixed portion is designed to provide steady income regardless of our common stock’s performance, so that these employees do not focus solely on our stock performance to the detriment of other important business metrics. The equity and cash compensation paid to our senior corporate leaders, practice leaders and other key revenue generators through our LTIP is designed to reward long-term performance. For example, the RSUs and service-based cash awards granted under our LTIP to our senior corporate leaders (other than our executive officers), practice leaders and other key revenue generators vest in equal annual installments over a period of five years, the RSUs granted to our executive officers vest in equal annual installments over a period of four years, and the performance-based cash awards granted under our LTIP are linked to our performance over periods of at least one year. The proportions of salary, annual incentive cash bonuses, and equity compensation are designed to ensure that our senior corporate leaders, practice leaders and other key revenue generators are properly motivated without being encouraged to take unnecessary or excessive risks.

•
The performance criteria underlying the PRSUs granted under our LTIP to our senior corporate leaders, practice leaders and other key revenue generators are based on performance criteria related to revenue growth and earnings margin, which encourages these employees to focus on growth and efficiency and discourages risk-taking focused on improving only one of these measures. There is no payment under any of these awards if the award’s threshold performance levels are not achieved, and each award contains a pre-determined maximum payment, which mitigates risk by making it less likely that the payout on any given award will not correspond to performance.

•
The financial performance criteria underlying the annual incentive cash bonuses that our executive officers were eligible to receive for fiscal 2022 performance under our cash incentive plan are based on revenue and earnings measures, encouraging our executive officers to focus on growth and efficiency. These awards had pre-determined maximum payouts and used a relatively flat one-to-one leverage curve for adjusting the payments for performance that missed or exceeded the awards’ performance targets, which reduced the risk that payouts under the awards would not correspond to performance. Importantly, our compensation committee reserves the right to exercise its discretion to reduce or eliminate the payment made under any of these awards, regardless of the amount resulting from the award’s payment formula.

•
We have adopted minimum ownership guidelines with respect to equity awards granted to our executive officers under our LTIP, which further motivate our executive officers to consider our long-term performance. We have also adopted minimum ownership guidelines with respect to equity awards granted to our non-employee directors.

•
We have adopted compensation clawback policies, which further mitigates the risk that payment under performance awards will not be aligned with our actual performance.

•
Our compensation committee has generally followed a practice of making all equity awards under our LTIP on one or two dates each year, so the equity component of our compensation program cannot be timed or coordinated with the release of material information. In fiscal 2022, the compensation committee made equity awards under our LTIP program on three dates.

•
The outcome and payments of the annual incentive cash bonuses granted to our executive officers under our cash incentive plan, all other performance-based cash awards granted under our cash incentive plan, and PRSUs granted under our LTIP are certified to, and approved by, our compensation committee.

•
Our compensation committee has from time to time sought and received the advice of a compensation consultant engaged by it regarding certain of our compensation practices and policies and the structure and design of our compensation programs. Our committee determined that this consultant, who provided services only as directed by the committee and had no other relationship with us during fiscal 2022, is independent from us and that the services provided to us by this consultant in fiscal 2022 raised no conflicts of interest.

Executive compensation
Summary compensation
The following table provides a summary of all compensation earned with respect to fiscal 2022 by the following:
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our president, chief executive officer and chairman of the board, Paul Maleh;

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our executive vice president, chief financial officer and treasurer, Daniel Mahoney;

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our executive vice president and chief corporate development officer, Chad Holmes; and

•
our executive vice president and general counsel, Jonathan Yellin.

As noted above, these executive officers are sometimes referred to as our “named executive officers.” The compensation received by our named executive officers for or in fiscal 2022 consisted of the following:
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base salary;

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non-equity incentive plan awards in the form of annual incentive cash bonuses that our executive officers were eligible to receive for 2022 performance;

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long-term incentive equity awards in the form of RSUs and PRSUs based on our fiscal 2022 and fiscal 2023 performance granted to our executive officers under our LTIP in 2022;

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special bonus awards; and

•
modest perquisites and other compensation.

Further details regarding this compensation can be found in the “Compensation discussion and analysis” above, and in the further disclosure under the heading “Executive compensation” below.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Paul Maleh President, chief executive officer and chairman of the board	2022	900,000	165,000(7)	1,599,969	1,094,399	35,339	3,794,707
	2021	850,000	375,000(8)	1,500,032	1,085,000	28,360	3,838,392
	2020	850,000	250,000(8)	1,500,023	1,045,000	30,509	3,675,532
Daniel Mahoney Executive vice president, chief financial officer and treasurer(9)	2022	450,000	70,000(7)	374,991	385,958	35,064	1,316,013
	2021	400,000	75,000	249,994	315,000	26,181	1,066,175
	2020	400,000	50,000	650,010	305,000	18,029	1,423,039
Chad Holmes Executive vice president and chief corporate development officer	2022	450,000	70,000(7)	374,991	397,208	20,581	1,312,780
	2021	425,000	75,000	349,978	390,000	19,852	1,259,830
	2020	425,000	50,000	350,039	380,000	22,216	1,227,255
Jonathan Yellin Executive vice president and general counsel	2022	450,000	70,000(7)	324,947	344,247	26,521	1,215,715
	2021	425,000	114,600(10)	274,973	345,000	22,492	1,182,065
	2020	425,000	89,600(10)	274,966	345,000	26,489	1,161,055

(1)
Amounts reflect the aggregate grant date fair values of RSUs and PRSUs, as applicable, made in the specified fiscal periods to the applicable named executive officer. Specifically, in fiscal 2020, each named executive officer was granted, on December 15, 2020, RSUs and PRSUs based on fiscal 2021 and fiscal 2022 performance; in fiscal 2021, each named executive officer was granted, on March 22, 2021, RSUs and PRSUs based on fiscal 2021 and fiscal 2022 performance; and in fiscal 2022, each named executive officer was granted, on March 10, 2022, RSUs and PRSUs based on fiscal 2022 and fiscal 2023 performance. Mr. Mahoney’s fiscal 2020 amount reflects an additional RSU grant made on April 3, 2020 outside of the LTIP in connection with his appointment as our executive vice president, chief financial officer and treasurer. These grant date fair values were computed in accordance with ASC Topic 718, excluding the estimated effect of any forfeitures, based on the closing market price of our common stock on the date of grant. In addition, the grant date fair value of each PRSU was computed based on the probable outcome of its performance conditions. Additional details on our accounting for share-based compensation can be found in note 1, “Summary of Significant Accounting Policies—Share-Based Compensation,” and note 10, “Share-Based Compensation,” to our consolidated financial statements in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2023.

(2)
The grant date fair values of the PRSUs based on fiscal 2022 and 2023 performance granted in fiscal 2022 to our executive officers under our LTIP, assuming the maximum payment under each award is made, are as follows: for Mr. Maleh, $1,439,930; for Mr. Mahoney and Mr. Holmes, $337,501; and for Mr. Yellin, $292,410. The grant date fair values of the PRSUs based on fiscal 2021 and 2022 performance granted in fiscal 2021 to our executive officers under our LTIP, assuming the maximum payment under each award is made, are as follows: for Mr. Maleh, $1,124,989; for Mr. Mahoney, $187,441; for Mr. Holmes, $262,473; and for Mr. Yellin, $206,199. The grant date fair values of the PRSUs based on fiscal 2021 and 2022 performance granted in fiscal 2020 to our executive officers under our

LTIP, assuming the maximum payment under each award is made, are as follows: for Mr. Maleh, $1,125,031; for Mr. Mahoney, $187,444; for Mr. Holmes, $262,516; and for Mr. Yellin, $206,199. These grant date fair values were computed in accordance with ASC Topic 718, excluding the estimated effect of any forfeitures, based on the closing market price of our common stock on the date of grant.
(3)
Dividend equivalent rights accrue with respect to RSUs and PRSUs granted under our 2006 equity incentive plan in the form of additional units, which we refer to as “dividend units.” Dividend units are credited to the RSU or PRSU when the corresponding dividend is paid on our common stock. Generally, the number of dividend units credited to an RSU or PRSU with respect to a dividend is determined by multiplying the per-share amount of the dividend by the number of outstanding units under the RSU or PRSU (using the target number of units if the PRSU’s performance conditions are not determined) as of the dividend’s record date, and then dividing the result by our closing stock price on the date the dividend is paid. Dividend units vest on the same dates and in the same relative proportions as the RSUs or PRSUs on which they accrue. All dividend units that were credited to RSUs or PRSUs in fiscal 2020, fiscal 2021 and fiscal 2022 will upon vesting be paid in cash. Dividends are, and have been, factored into the grant date fair values reported for the RSUs or PRSUs, and thus dividend units are not reported as all other compensation either when credited or settled.

(4)
The amounts shown represent amounts earned in respect of the annual incentive cash bonuses based on performance measured over the specified fiscal years granted to our named executive officers under our cash incentive plan. The amounts earned on the annual incentive cash bonuses for fiscal 2022 performance were determined by our compensation committee on March 3, 2023.

(5)
For fiscal 2022, the amounts shown represent other compensation in the form of contributions to our 401(k) savings and retirement plan on behalf of each of our named executive officers and premiums we paid for term life insurance, long-term disability insurance and accidental death and dismemberment insurance for the benefit of our named executive officers, as well as the perquisites and other personal benefits described in footnote (6) below.

(6)
For fiscal 2022, the amounts shown for our executive officers include our aggregate incremental cost of the following perquisites and other personal benefits paid to our executive officers: parking, reimbursement for certain health and dental premiums and expenses, supplemental health insurance and certain entertainment related expenses.

(7)
Consists of a Special Bonus Award awarded to each named executive officer by our compensation committee. For more information related to the Special Bonus Awards, see the section of this proxy statement under the heading “Compensation of Directors and Executive Officers—Executive Summary—Executive officer compensation in fiscal 2022—Amounts paid with respect to fiscal 2022 annual incentive cash bonuses.”

(8)
Includes $200,000 in each of 2020 and 2021, which reflects the vesting of a service-based cash award granted to Mr. Maleh on July 12, 2017 outside of the LTIP.

(9)
Mr. Mahoney was appointed as our executive vice president, chief financial officer and treasurer on March 30, 2020. The Stock Awards for fiscal 2020 reflect the fair value of all RSU and PRSU grants received by Mr. Mahoney in fiscal 2020, which included an RSU grant on April 3, 2020 outside of the LTIP, in addition to the standard RSU and PRSU grants received on December 15, 2020 by all executive officers pursuant to the LTIP.

(10)
Includes $22,500 and $17,100 in each of 2020 and 2021, which reflects the vesting of a service-based cash award and a performance-based cash award, respectively, each granted to Mr. Yellin on February 2, 2017 under the LTIP before he was appointed as one of our executive officers.

Plan-based awards
The plan-based awards granted to our executive officers in fiscal 2022 consisted of (1) annual incentive cash bonuses that our executive officers were eligible to receive based on fiscal 2022 performance under our cash incentive plan and (2) RSUs and PRSUs based on fiscal 2021 and fiscal 2022 performance, granted to our executive officers on December 15, 2020 and March 22, 2021 under our LTIP and our 2006 equity incentive plan. For further analysis of the structure of these annual incentive cash bonuses and the LTIP awards granted in fiscal 2022, see the disclosure under the heading “Compensation of Directors and Executive

Officers—Compensation discussion and analysis” above. Our cash incentive plan, the LTIP and our 2006 equity incentive plan are described below.
Cash incentive plan
Our cash incentive plan authorizes the grant of long-term and annual performance-based and service-based cash awards to our senior corporate leaders, practice leaders, key revenue generators and other salaried employees.
The plan was initially designed to facilitate the granting of performance-based awards to our named executive officers intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. As noted above, the Tax Cuts and Jobs Act of 2017 eliminated the exclusion for qualified performance-based compensation, except for certain grandfathered awards—generally qualified performance-based compensation granted on or prior to, and not modified after, November 2, 2017.
We currently use our cash incentive plan to grant (1) annual incentive cash bonuses to our executive officers, (2) service-based cash awards and/or performance-based cash awards under our LTIP, and (3) either service-based cash awards and/or performance-based cash awards outside of our LTIP.
A performance-based award granted under the plan is payable only to the extent certain performance targets, based on performance criteria specified by our compensation committee, are achieved in the relevant measurement period. These performance targets can be based on objective financial performance criteria, including, but not limited to, revenue; net revenue; net revenue (excluding the impact of one or more of our subsidiaries, acquisitions, discontinued operations and/or extraordinary or special items as determined by our compensation committee); revenue growth; net revenue growth; net revenue growth (excluding acquisitions and divestitures); earnings before interest, taxes, depreciation and amortization or “EBITDA”; adjusted measures of EBITDA adding back, among other expenses, non-cash expenses selected by our compensation committee, or “Adjusted EBITDA”; Adjusted EBITDA margin; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; net income; net income growth; pre-or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance; total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow; and confidential business unit objectives. Any of the foregoing measures may be determined on a GAAP or a non-GAAP basis or on a constant currency basis, or based on an average over periods of one year or longer, and/or with respect to any organizational level specified by our compensation committee, including, but not limited to, our entire company, any parent of us or any of our subsidiaries, in each case as a whole, or any unit, practice, department, group, line of business, or other business unit, whether or not legally constituted, of our entire company, any parent of us or any of our subsidiaries. These performance targets may also be based on performance criteria in the form of individual or other goals specified by our compensation committee.
The period on which the performance underlying any performance-based award granted under the plan is based must be at least one fiscal year or longer. The maximum amount payable to any recipient in a given fiscal year under performance-based awards granted under the plan is $8,000,000. This maximum is prorated for recipients who do not participate in the plan for the entire fiscal year.
After the completion of the performance period over which a performance-based award granted under our cash incentive plan is based, our compensation committee reviews our performance and the performance of the award recipient over the performance period, and then determines and certifies in writing the extent to which the recipient has achieved the objective performance criteria applicable to the performance award and the appropriate amount, if any, to be paid to the recipient with respect to the performance award.
Regardless of the amount determined by the payment formula applicable to any performance award, the committee may exercise its discretion, based on whatever criteria it determines appropriate, to reduce or eliminate the payment made under the performance-based award compared to the award’s payment formula amount. The criteria used by our compensation committee as the basis for any such exercise of its discretion may, but need not be, set forth in the applicable performance award’s terms and conditions. The payment of any performance-based award under the plan is generally made shortly following the certification with respect to such award mentioned above. Performance-based awards issued under our cash incentive plan are payable in cash, shares of our common stock or any combination of the two at the discretion of our compensation committee. The recipient of a performance-based award may receive payment under the award only if he or she is an employee on the last day of the performance period over which the performance-based award is based unless our compensation committee exercises its discretion to make prorated payments to former or retired employees or to a deceased employee’s estate.
In addition to performance-based awards in the form of annual incentive cash bonuses granted to our executive officers, we may also grant under our cash incentive plan service-based cash awards and other performance-based cash awards, including to our senior corporate leaders, practice leaders and other key revenue generators under our LTIP, which awards are further described under the heading “Plan-based awards—Long-term incentive program” below.
All awards issued under our cash incentive plan with respect to a given fiscal year are subject to recoupment, reimbursement or forfeiture under the plan if our financial statements for that fiscal year are negatively affected by a restatement as a result of errors, omissions or fraud, and as otherwise described under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Clawback policies” above.
Our cash incentive plan was initially approved by our shareholders in 2007 and was reapproved by our shareholders in 2012 and 2017.
Annual incentive cash bonuses for fiscal 2022
On March 10, 2022, our compensation committee determined the performance criteria, performance targets and payment formulas of the annual incentive cash bonuses that our executive officers were eligible to receive for fiscal 2022 performance under our cash incentive plan, which are described above under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Annual incentive cash bonuses.” The target and maximum amounts payable under these annual incentive cash bonuses are also reported under the heading “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” in the “Grants of Plan-Based Awards for Fiscal 2022” table below. On March 3, 2023, our compensation committee determined the amounts to be paid in respect of these annual incentive cash bonuses, as further described above under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Annual incentive cash bonuses—Amounts paid with respect to fiscal 2022 annual incentive cash bonuses.” These amounts are also reported in the “Summary Compensation Table” above under the heading “Non-Equity Incentive Plan Compensation.”
Long-term incentive program
Our long-term incentive program, or “LTIP,” which was initially adopted by our compensation committee in fiscal 2009, generally serves as a framework for equity awards granted under our 2006 equity incentive plan and cash awards, other than the annual incentive cash bonuses granted to our executive officers, granted under our cash incentive plan. As noted above, we believe that the equity and cash awards granted under our LTIP are the foundation of our overall pay-for-performance compensation program for our senior corporate leaders, practice leaders and other key revenue generators. The LTIP is further described under the heading “Compensation discussion and analysis—Executive officer compensation in fiscal 2022—Long-term incentive program” above.
The equity awards granted under our LTIP consist of time-vesting restricted stock units (“RSUs”), performance-vesting restricted stock units (“PRSUs”) and stock options granted under our 2006 equity incentive plan. In recent fiscal years, certain recipients have received LTIP awards consisting of RSUs and performance-based cash awards, solely performance-based cash awards, or a combination of service-based and performance-based cash awards.
Below is a description of the equity awards granted under our LTIP:
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RSUs.   RSUs granted under the LTIP vest over a period of four years, in the case of our executive officers, and five years, in the case of our other senior corporate leaders, practice leaders and other key revenue generators, in equal annual installments, beginning on the first anniversary of the date of grant. Vested RSUs are payable, at our election, in cash, shares of our common stock or any combination of the two.
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PRSUs.   PRSUs are payable based on the extent that certain performance targets are achieved over a performance period of at least one fiscal year. Each PRSU has a threshold, target and maximum performance level and payment amount, and if a PRSU’s threshold performance level is not achieved over the PRSU’s performance period, no payment is made under the PRSU. Historically, the performance criteria for these PRSUs have been based on revenue growth and average earnings margin metrics determined over the performance period. Generally, the vesting under a PRSU is delayed until our compensation committee determines that the PRSU’s performance conditions have been satisfied. Once the performance conditions have been determined to be satisfied, the PRSUs generally vest as to 50% on the date of such determination and in two equal annual installments thereafter. We often refer to the number of shares of our common stock potentially issuable under the PRSU based on the outcome of its performance conditions as its “performance share number.” The vesting of any portion of a PRSU’s performance share number is subject to the continued employment of the PRSU’s recipient on the vesting date. Vested portions of a PRSU’s performance share number are payable, at our election, in cash, shares of our common stock or a combination of the two.

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Stock options.   Stock options granted under the LTIP vest over a period of four years in equal annual installments, beginning on the first anniversary of the date of grant, and have a ten-year term, if granted after July 12, 2017, and a seven-year term, if granted before that date. The stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant and may have their exercise prices reduced only with the approval of our shareholders.

The cash awards granted under our LTIP consist of service cash awards and performance cash awards, which have the following features:
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Service cash awards.   The service-based awards granted under our LTIP provide for the payment of a fixed amount of cash, vesting in five equal annual installments measured from the date of grant.

•
Performance cash awards.   The performance-based awards granted under our LTIP provide for a cash payment based on a fixed target amount and the outcome of performance conditions measured over a performance period of at least one year. With the exception of our Canadian employees who are subject to a three-year vesting schedule, the amount payable under these performance-based awards based on the outcome of their performance conditions additionally vests in five equal annual installments, beginning on the first anniversary of the date of grant, except that all vesting is delayed until the outcome of the award’s performance conditions has been determined by our compensation committee.

All stock options and shares of common stock issued pursuant to the vesting of RSUs and PRSUs granted under our LTIP to our executive officers are held subject to our ownership guidelines described above in this proxy statement under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Ownership guidelines.”
LTIP awards granted in fiscal 2022
On March 10, 2022, our compensation committee granted equity awards under our LTIP to our executive officers, as further described above under the heading “Compensation discussion and analysis—Executive officer compensation in fiscal 2022—Long-term incentive equity compensation: awards for fiscal 2022.” The number of shares of our common stock by which these RSUs are measured, and the threshold, target and maximum number of shares of our common stock by which these PRSUs are measured, are also set forth under the headings “All Other Stock Awards: Number of Shares of Stock or Units,” and “Estimated Future Payouts Under Equity Incentive Plan Awards,” respectively, in the “Grants of Plan-Based Awards for Fiscal 2022” table below.
2006 equity incentive plan
All equity awards granted to our senior corporate leaders, practice leaders and other key revenue generators, under our LTIP or otherwise, are issued under our 2006 equity incentive plan, which is administered by our compensation committee. Our 2006 equity incentive plan provides for the following types of equity awards:
•
options to purchase shares of our common stock intended to qualify as “incentive stock options,” as defined in section 422 of the Internal Revenue Code;

•
nonqualified options, which are stock options that do not qualify as incentive stock options;

•
restricted stock awards consisting of shares of our common stock subject to restrictions;

•
restricted stock unit awards consisting of the contractual right to receive shares of our common stock in the future contingent on the completion of service and/or the achievement of performance or other objectives;

•
performance awards consisting of the right to receive payment of cash and/or shares of our common stock on the achievement of pre-determined performance targets; and

•
other stock-based awards in the form of stock purchase rights, stock appreciation rights, unrestricted shares of our common stock, and awards valued in whole or in part by or otherwise based on our common stock.

All of the shares issued under our 2006 equity incentive plan or by which awards granted under the plan are measured are shares of our authorized but unissued common stock. The maximum number of shares issuable under the plan is currently 5,649,000, consisting of the following:
•
500,000 shares initially reserved for issuance under our 2006 equity incentive plan;

•
1,000,000 shares reserved for issuance under our 2006 equity incentive plan based on shares that were or became available under the 1998 incentive and nonqualified stock option plan after we adopted our 2006 equity incentive plan on April 21, 2006;

•
210,000 shares approved by our shareholders at the 2008 annual meeting of our shareholders;

•
1,464,000 shares approved by our shareholders at the 2010 annual meeting of our shareholders;

•
1,700,000 shares, consisting of the 2,500,000 shares approved by our shareholders at the 2012 annual meeting of our shareholders reduced by the 800,000 shares cancelled by our board of directors on April 22, 2016, as reported in the current report on Form 8-K that we filed on April 27, 2016;

•
400,000 shares approved by our shareholders at the 2017 annual meeting of our shareholders; and

•
375,000 shares approved by our shareholders at the 2018 annual meeting of our shareholders.

The plan adjusts the maximum number of shares issuable under the plan if we effect a capital readjustment or pay a stock dividend without receiving compensation in return. Whenever any outstanding award under the plan expires or terminates other than by exercise or payment in shares of our common stock, the corresponding shares of common stock may again be the subject of plan awards. Each share of our common stock issued pursuant to an award granted on or after April 30, 2010 under the plan, other than a stock option or a SAR, counts as 1.83 shares against the maximum number of shares issuable under our 2006 equity incentive plan, as does any restricted stock unit or performance award granted on or after April 30, 2010 under the plan to the extent that shares of our common stock are used for measurement purposes. The maximum aggregate number of shares of common stock that may be subject to awards granted under our 2006 equity incentive plan to a single recipient in any calendar year is 150,000.
Our 2006 equity incentive plan was first approved by our shareholders in 2006, and our shareholders have agreed to amendments to the plan in 2008, 2010, 2012, 2017 and 2018.
The grants of plan-based awards table for fiscal 2022
The following table provides further information regarding the grants of plan-based awards described above to our named executive officers during fiscal 2022.

Grants of Plan-Based Awards for Fiscal 2022
Name	Type of Award(1)	Grant Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)(4)	Grant Date Fair Value ($)(5)
			Target ($)	Maximum ($)	Threshold (#)(3)	Target (#)(3)	Maximum (#)(3)
Paul Maleh	CIB	3/10/22	1,100,000	2,002,000	—	—	—	—	—
	RSU	3/10/22	—	—	—	—	—	7,494	639,988
	PRSU	3/10/22	—	—	5,620	11,241	16,861	—	959,982
Daniel Mahoney	CIB	3/10/22	375,000	637,500	—	—	—	—	—
	RSU	3/10/22	—	—	—	—	—	1,756	149,962
	PRSU	3/10/22	—	—	1,317	2,635	3,952	—	225,029
Chad Holmes	CIB	3/10/22	375,000	637,500	—	—	—	—	—
	RSU	3/10/22	—	—	—	—	—	1,756	149,962
	PRSU	3/10/22	—	—	1,317	2,635	3,952	—	225,029
Jonathan Yellin	CIB	3/10/22	325,000	552,500	—	—	—	—	—
	RSU	3/10/22	—	—	—	—	—	1,522	129,979
	PRSU	3/10/22	—	—	1,141	2,283	3,424	—	194,969

(1)
For purposes of this column, (a) “CIB” means an annual cash incentive bonus that the applicable executive officer was eligible to receive based on fiscal 2022 performance under our cash incentive plan, (b) “RSU” means a time-vesting restricted stock unit award measured in shares of our common stock granted under our 2006 equity incentive plan, and (c) “PRSU” means a performance-vesting restricted stock unit award measured in shares of our common stock granted under our 2006 equity incentive plan.

(2)
The grant date of each equity award is the same as the date such award was approved by our compensation committee. None of our named executive officers paid any amount to us as consideration for any award disclosed in this table.

(3)
Dividend equivalent rights accrue with respect to RSUs and PRSUs granted under our 2006 equity incentive plan in the form of additional units, which we refer to as “dividend units.” Dividend units are credited to the RSU or PRSU when the corresponding dividend is paid on our common stock. Generally, the number of dividend units credited to an RSU or PRSU with respect to a dividend is determined by multiplying the per share amount of the dividend by the number of outstanding units under the RSU or PRSU (using the target number of units if the PRSU’s performance conditions are not determined) as of the dividend’s record date, and then dividing the result by our closing stock price on the date the dividend is paid. Dividend units vest on the same dates and in the same relative proportions as the RSUs or PRSUs on which they accrue. All dividend units that were credited to RSUs or PRSUs in fiscal 2022 will upon vesting be paid in cash. Dividends are, and have been, factored into the grant date fair values reported for the RSUs or PRSUs, and thus dividend units are not reported in the table above when granted.

(4)
Table does not reflect any shares of our common stock issued in fiscal 2022 with respect to the vesting in fiscal 2022 of RSUs or PRSUs granted prior to fiscal 2022 to our named executive officers. These shares are reported in the “Option Exercises and Stock Vested during Fiscal 2022” table below.

(5)
The grant date fair value was computed in accordance with ASC Topic 718, excluding with respect to RSUs and PRSUs the estimated effect of any forfeitures, based on the closing market price of our common stock on the date of grant. In addition, the grant date fair values of the PRSUs were computed based on the probable outcome of the awards’ performance conditions.

Outstanding equity awards
The following table provides information regarding outstanding equity awards held by our named executive officers on December 31, 2022.

Outstanding Equity Awards at End of Fiscal 2022
Name	Option Awards					Stock Awards(1)
	Type of Awards(2)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(13)
Paul Maleh	OPT	20,000	—	30.96	11/14/2023	—	—	—	—
	OPT	16,304	—	44.87	12/18/2027	—	—	—	—
	OPT	15,173	—	47.45	12/6/2028	—	—	—	—
	RSU	—	—	—	—	2,928(3)	358,475	—	—
	RSU	—	—	—	—	5,817(4)	712,175	—	—
	RSU	—	—	—	—	6,702(5)	820,526	—	—
	RSU	—	—	—	—	7,572(6)	927,040	—	—
	PRSU-D	—	—	—	—	—	—	5,489(9)	672,018
	PRSU	—	—	—	—	—	—	21,235(10)	2,599,801
	PRSU	—	—	—	—	—	—	16,373(11)	2,004,546
	PRSU					—	—	16,861(12)	2,064,292
Daniel Mahoney	RSU	—	—	—	—	6,553(7)	802,284	—	—
	RSU	—	—	—	—	970(4)	118,757	—	—
	RSU	—	—	—	—	1,117(5)	136,754	—	—
	RSU					1,774(6)	217,191		—
	PRSU	—	—	—	—	—	—	3,538(10)	433,157
	PRSU	—	—	—	—	—	—	2,728(11)	333,989
	PRSU					—	—	3,952(12)	483,843
Chad Holmes	OPT	6,000	—	30.96	11/14/2023	—	—	—	—
	OPT	4,076	—	44.87	12/18/2027	—	—	—	—
	OPT	4,425	—	47.45	12/6/2028	—	—	—	—
	RSU	—	—	—	—	719(3)	88,027	—	—
	RSU	—	—	—	—	1,358(4)	166,260	—	—
	RSU	—	—	—	—	1,564(5)	191,481	—	—
	RSU					1,774(6)	217,191	—	—
	PRSU-D	—	—	—	—	—	—	1,348(9)	165,040
	PRSU	—	—	—	—	—	—	4,955(10)	606,641
	PRSU	—	—	—	—	—	—	3,820(11)	467,682
	PRSU	—				—	—	3,952(12)	483,843

Name	Option Awards					Stock Awards(1)
	Type of Awards(2)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(13)
Jonathan Yellin	OPT	2,377	—	44.87	12/18/2027	—	—	—	—
	OPT	2,845	—	47.45	12/6/2028	—	—	—	—
	RSU	—	—	—	—	462(3)	56,563	—	—
	RSU	—	—	—	—	1,066(4)	130,510	—	—
	RSU	—	—	—	—	1,229(5)	150,466	—	—
	RSU					1,538(6)	188,297	—	—
	PRSU-D	—	—	—	—	—	—	867(9)	106,193
	PRSU	—	—	—	—	—	—	3,893(10)	476,620
	PRSU	—	—	—	—	—	—	3,001(11)	367,412
	PRSU		—		—			3,424(12)	419,200

(1)
Includes all dividend units that accrued on the RSUs, PRSUs and PRSU-Ds and were unvested as of the end of fiscal 2022. Upon vesting, these dividend units are payable only in cash. Dividend units have been rounded to the nearest whole unit.

(2)
For purposes of this column, (a) “OPT” means a stock option granted under our LTIP and 2006 equity incentive plan, (b) “RSU” means a time-vesting restricted stock unit award, measured in shares of our common stock, granted under our LTIP or 2006 equity incentive plan, (c) “PRSU” means a performance-vesting restricted stock unit award granted under our LTIP and 2006 equity incentive plan, measured in shares of our common stock, for which the performance conditions were not determined as of the end of fiscal 2022, and (d) “PRSU-D” means a performance-vesting restricted stock unit award granted under our LTIP and 2006 equity incentive plan, measured in shares of our common stock, for which the performance conditions were determined as of the end of fiscal 2022. The vesting of any portion of an RSU or PRSU is subject to the continued employment of the award recipient on the vesting date. Vested portions of any RSU or PRSU are payable, at our election, in cash, shares of our common stock or a combination of the two, except that the corresponding vested dividend units will be paid in cash.

(3)
These RSUs will vest on December 5, 2023.

(4)
These RSUs will vest in two equal annual installments beginning on December 15, 2023.

(5)
These RSUs will vest in three equal annual installments beginning on March 22, 2023.

(6)
These RSUs will vest in four equal annual installments beginning March 10, 2023.

(7)
These RSUs will vest in two equal annual installments beginning on April 3, 2023.

(8)
The market values of these unvested RSUs are based on the closing market price of our common stock on December 30, 2022, the last trading date of fiscal 2022, of $122.43.

(9)
These shares vest on December 5, 2023.

(10)
Amounts represent the maximum number of shares of our common stock that can be issued under PRSUs based on our fiscal 2021 and 2022 performance granted on December 15, 2020 to our executive officers. As further described in this proxy statement above under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Executive officer compensation—Option exercises and vesting of stock,” on March 3, 2023, our compensation committee determined the number of shares of common stock, or “performance share number,” that vested for these PRSUs. 50% of each of these performance share numbers vested on the date of that determination, and the remaining 50% of each of these performance share numbers will vest in two equal annual installments on the third and fourth anniversaries of December 15, 2020. Vested portions of these performance share numbers are payable, at our election, in cash, shares of our common stock or a combination of the two, except that the corresponding vested dividend units will be paid in cash.
(11)
Amounts represent the maximum number of shares of our common stock that can be issued under PRSUs based on our fiscal 2021 and 2022 performance granted on March 22, 2021 to our executive officers. As further described in this proxy statement above under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Executive officer compensation—Option exercises and vesting of stock,” on March 3, 2023, our compensation committee determined the number of shares of common stock, or “performance share number,” that vested for these PRSUs. 50% of each of these performance share numbers vested on the date of that determination, and the remaining 50% of each of these performance share numbers will vest in two equal annual installments on the third and fourth anniversaries of March 22, 2021. Vested portions of these performance share number are payable, at our election, in cash, shares of our common stock or a combination of the two, except that the corresponding vested dividend units will be paid in cash.

(12)
Amounts represent the maximum number of shares of our common stock that can be issued under PRSUs based on our fiscal 2022 and 2023 performance granted on March 10, 2022 to our executive officers. Our compensation committee will determine the actual number of shares of our common stock potentially issuable in respect of these PRSUs based on the outcome of their performance conditions, or their “performance share numbers,” in the first quarter of fiscal 2024. 50% of each of these performance share numbers will vest on the date of that determination, and the remaining 50% of each of these performance share numbers will vest in two equal annual installments on the third and fourth anniversaries of March 10, 2022. Vested portions of these performance share numbers are payable, at our election, in cash, shares of our common stock or a combination of the two, except that the corresponding vested dividend units will be paid in cash.

(13)
The market values of these PRSUs and PRSU-Ds are based on the closing market price of our common stock on December 30, 2022, the last trading date of fiscal 2022, of $122.43.

Option exercises and vesting of stock
The following table provides information regarding the vesting of our named executive officers’ RSUs and PRSUs during fiscal 2022. No stock options were exercised in fiscal 2022 by our named executive officers. For each named executive officer, the number of shares reported as having vested in fiscal 2022 under the heading “Number of Shares Acquired on Vesting” in the table below consists of (1) shares of our common stock issued under our LTIP and 2006 equity incentive plan upon the vesting on March 22, 2022, December 5, 2022, December 6, 2022 and December 15, 2022 of RSUs issued under our LTIP, (2) shares of our common stock issued under our LTIP and 2006 equity incentive plan upon the vesting on March 4, 2022, December 5, 2022 and December 6, 2022 of PRSUs issued under our LTIP and (3) shares of our common stock issued outside of our LTIP and 2006 equity incentive plan upon the vesting on April 3, 2022 of RSUs issued to Mr. Mahoney.
The shares of common stock issued pursuant to the vesting of the RSUs and PRSUs are subject to our ownership guidelines described in this proxy statement under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Ownership guidelines” above.
Stock Vested during Fiscal 2022
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)(2)
Paul Maleh	29,734	3,136,862
Daniel Mahoney	4,095	363,283
Chad Holmes	7,488	793,837
Jonathan Yellin	4,983	527,635

(1)
The value realized on the vesting of shares of restricted stock and the issuance of shares of our common stock with respect to the vesting of RSUs and PRSUs is based on the following closing market prices of our common stock on the respective dates of vesting or, where applicable, the last trading date after the vesting date:

Vesting Date	Closing Market Price ($)
12/15/2022	113.22
12/06/2022	120.18
12/05/2022	118.47
04/03/2022	85.07
03/22/2022	88.36
03/04/2022	89.57

(2)
The value realized on the vesting of RSUs and PRSUs also includes the amount paid in cash on the date of vesting to the applicable named executive officer in settlement of dividend units that had accrued on the vested RSUs or PRSUs. These dividend units were settled at the per share price of our common stock set forth for the applicable vesting date in note (1) above.

On March 3, 2023, our compensation committee determined the number of shares of our common stock issuable based on the outcome of performance conditions of PRSUs granted on each of December 15, 2020 and March 22, 2021 to our executive officers under our LTIP. These PRSUs’ performance criteria were based on our fiscal 2021 and fiscal 2022 average Performance Compensation EBITDA margin (including acquisitions and divestitures)(11) and consolidated non-GAAP cumulative annual net revenue growth (including acquisitions and divestitures).(12) The number of shares of our common stock potentially issuable under each of these PRSUs based on the outcome of the PRSU’s performance conditions, or its “performance share number,” ranged from a threshold of 50% of the PRSU’s target payment to a maximum of 125% of the PRSU’s target payment. The threshold, target and maximum performance share numbers under these PRSUs were based on threshold, target and maximum performance of 15%, 16% and 17%, respectively, for our fiscal 2021 and fiscal 2022 Performance Compensation EBITDA margin (including acquisitions and divestitures), and 2%, 6% and 10%, respectively, for our fiscal 2021 and fiscal 2022 consolidated non-GAAP cumulative annual net revenue growth (including acquisitions and divestitures). Based on our consolidated Performance Compensation EBITDA margin (including acquisitions and divestitures) for the performance period of 17% and our consolidated non-GAAP cumulative annual net revenue growth (including acquisitions and divestitures) over the performance period of 7.81%, our compensation committee determined that the performance share number payable under each of these PRSUs based on their payment matrix was 120% of the PRSU’s target payment. 50% of each of these performance share numbers vested on March 3, 2023 and were paid in shares of our common stock on that date. The remaining 50% of each of these performance share numbers will vest in two equal annual installments on the third and fourth anniversaries of the grant date. The vesting of any portion of a PRSU’s performance share number is subject to the continued employment of the PRSU’s recipient on the vesting date. Vested portions of a PRSU’s payment share number are payable, at our election, in cash, shares of our common stock granted under our 2006 equity incentive plan or a combination of the two.

(11)
As used here, “Performance Compensation EBITDA” means our consolidated net income reported in our audited financial statements for fiscal 2021 and 2022, with the following charges added back: interest expense, net, provision for income taxes, depreciation and amortization, share-based compensation expense, amortization of forgivable loans, and other expense, net, all as additionally adjusted to reflect the non-GAAP adjustments that we made to our publicly reported GAAP results in our earnings releases for the 2021 and 2022 fiscal years.

(12)
For this purpose, GAAP net revenue was adjusted to reflect the non-GAAP adjustments that we made to our publicly reported GAAP results in our earnings releases for the 2021 and 2022 fiscal years.

Potential payments upon termination or change in control
The agreements described below provide for payments to the applicable named executive officer, as well as the acceleration of the vesting of certain equity awards held by the executive officer, in the event that the executive officer’s employment with us is terminated in certain circumstances or that we undergo a change in control.
Cash incentive plan
In fiscal 2022, each of our named executive officers was eligible to receive an annual incentive cash bonus based on fiscal 2022 performance under our cash incentive plan. Under this plan, upon the occurrence of a “change in control,” each of these bonuses is paid out as if the effective date of the change in control were the last day of the applicable performance period and all performance goals had been attained, unless provision is made in connection with the change in control for (1) the assumption of all previously granted awards or (2) the substitution of such performance awards with commensurate new awards covering stock of the successor corporation or its parent or subsidiary.
Under our cash incentive plan, “change in control” means (1) we merge with or into or consolidate with another corporation, unless our outstanding voting securities immediately prior to the change in control continue to represent, either by remaining outstanding or conversion into voting securities of the entity surviving the change in control, at least 50% of our combined voting power or of the combined voting power of the entity surviving the change in control; (2) any person (with standard exceptions) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power of our then outstanding securities; or (3) we liquidate or sell substantially all of our assets.
Stock option agreements
Each of the stock options issued pursuant to our 2006 equity incentive plan is subject to a stock option agreement that provides for the full vesting of all unvested stock options subject to the agreement on the applicable named executive officer’s death or termination of providing services for us due to disability (as determined by us in our sole discretion). As of the last business day of fiscal 2022, all of the stock options issued under our 2006 equity incentive plan have vested.
Restricted stock and restricted stock unit agreements
As of the last business day of fiscal 2022, each of our named executive officers held unvested time-vesting restricted stock unit awards, or “RSUs,” issued under our 2006 equity incentive plan. Each of these grants is subject to a restricted stock unit agreement. Each of these agreements provides for the full vesting of all unvested RSUs subject to the agreement on the applicable named executive officer’s death or termination of providing services for us due to disability (as determined by us in our sole discretion).
Restricted stock unit for performance agreements
As of the last business day of fiscal 2022, each of our named executive officers held unvested performance-vesting restricted stock unit awards, or “PRSUs,” issued under our 2006 equity incentive plan. Each of these grants is subject to a restricted stock unit for performance agreement that provides for acceleration of vesting on the applicable named executive officer’s death or termination of providing services for us due to disability (as determined by us in our sole discretion). For an award for which the number of shares potentially issuable based on the outcome of the award’s performance conditions, or “performance share number,” has not yet been determined, the amount accelerated is (1) for awards granted prior to December 18, 2017, the prorated target performance share number under the award based on the portion of the award’s performance period that has been completed as of the applicable named executive officer’s death or disability and (2) for awards granted on or after December 18, 2017, the target performance share number. For an award for which the performance share number has been determined, the amount accelerated is the then unvested portion of the performance share number.

Severance agreements
In March 2020, we engaged our compensation consultant, Semler Brossy, to assist us in reviewing and assessing our executive officer compensation package, including a review of appropriate severance arrangements for our executive officers. After consultation with Semler Brossy, and reviewing a variety of factors, including the scope and nature of severance agreements for the executive officers at our peer companies, we entered into severance agreements with each of our executive officers. The severance agreements provide clarity to our shareholders and executives on the treatment under different termination scenarios, addressing any concerns about how discretion might be applied. These severance agreements provide for certain benefits to the executive officer in a termination event, including in connection with a “change in control.” Pursuant to each executive officer’s severance agreement, if the executive officer’s employment with us is terminated for any reason, the executive officer will be entitled to receive a lump-sum payment equal to the sum of his earned but unpaid base salary through his termination date plus any accrued but unused vacation days, and any other vested benefits that the executive officer may have under our employee benefit plans (collectively referred to as the “Accrued Obligations”).
If the executive officer’s employment is terminated by us without “cause” or by the executive officer for “good reason,” then, in addition to the Accrued Obligations, the executive officer will be entitled to receive the following additional benefits:
•
a cash payment equal to the sum of:

•
in the case of Mr. Maleh, 2.0 times the sum of his annual base salary and target bonus and, in the case of each of Messrs. Mahoney, Holmes and Yellin, one time the sum of the applicable executive officer’s annual base salary and target bonus; plus

•
a pro-rata target annual cash bonus for the portion of the then-current year; and

•
12 months of continued cash payments for COBRA and the employer contribution for group term life insurance.

In addition, the vesting of any unvested stock options, RSUs or other time-based equity awards held by the executive officer will be fully accelerated. Any PRSUs or other performance-based equity awards held by the executive officer will remain outstanding and will vest based on the outcome of the award’s performance conditions following the end of the performance period, provided that (1) any time-based vesting will be treated as fully satisfied upon the expiration of the performance period and (2) any individual performance metrics applicable to the executive officer will be deemed achieved at the target level of performance.
If the executive officer’s employment is terminated by us without “cause” or by the executive officer for “good reason” within 12 months of a “change in control,” then, in addition to the Accrued Obligations, the executive officer will be entitled to receive the following additional benefits:
•
a lump-sum cash payment equal to the sum of:

•
in the case of Mr. Maleh, 2.5 times the sum of his annual base salary and target bonus and, in the case of each of Messrs. Mahoney, Holmes and Yellin, 1.5 times the sum of the applicable executive officer’s annual base salary and target bonus; plus

•
a pro-rata target annual cash bonus for the portion of the then-current year; and

•
a lump-sum cash payment equal to 12 months of COBRA and the employer contribution for group term life insurance.

In addition, solely in respect of equity awards not assumed in a “change in control,” any unvested time-based equity awards held by the executive officer will be fully accelerated and, with respect to any performance-based equity award, the award will vest based on the achievement during the performance period of the applicable performance goals, except that the number of shares issuable under the award will be adjusted pro rata based on the portion of the performance period that was completed as of the executive officer’s termination date.

Upon an executive officer’s death, disability or retirement, each executive officer’s severance agreement provides for full acceleration of the vesting of any unvested time-based equity awards held by the executive officer. Any performance-based equity awards held by the executive officer will remain outstanding and will vest based on the outcome of the award’s performance conditions following the end of the performance period, provided that (1) any time-based vesting will be treated as fully satisfied upon the expiration of the performance period and (2) any individual performance metrics applicable to the executive officer will be deemed achieved at the target level of performance.
Each of our executive officers holds unvested RSUs (time-based equity awards) and PRSUs with performance conditions that have not yet been determined (performance-based equity awards) and none of our executive officers holds unvested stock options, which are in each case covered by the applicable officer’s severance agreement.
Hypothetical termination or change in control as of the end of fiscal 2022
The tables below summarize the payments that our named executive officers would receive, as well as the value of the acceleration of the vesting of equity awards held by them, under the agreements described above in connection with certain hypothetical terminations or changes in control as of December 30, 2022, the last business day of fiscal 2022.
Potential Payments Upon Termination Without Cause(1) or Good Reason(2) Not in Connection
with a Change in Control as of December 30, 2022
	Salary ($)(3)	Target Incentive Bonus ($)(4)	Cash Management Performance Award ($)(5)	Restricted Stock Units ($)(6)	Performance Restricted Stock Units ($)(7)	Total Payment Upon Termination ($)
Paul Maleh	1,842,784	2,200,000	1,100,000	3,490,225	5,059,787	13,692,796
Daniel Mahoney	492,784	375,000	375,000	1,274,986	936,467	3,454,237
Chad Holmes	492,784	375,000	375,000	827,998	1,182,062	3,252,844
Jonathan Yellin	492,784	325,000	325,000	632,030	954,709	2,729,523

(1)
“Cause” is defined as: (i) any material breach by the executive of any agreement to which the executive and CRA (or any parent or subsidiary of CRA) are both parties, (ii) any act or omission by the executive that is in material violation of any material policy of CRA, (iii) the conviction of the executive by a court of competent jurisdiction for (or plea by the executive of no contest with respect to) felony criminal conduct, or (iv) any material misconduct or material neglect of duties by the executive in connection with the business or affairs of CRA (or any parent or subsidiary).

(2)
Executive has complied with the “Good Reason Process” (as defined in each severance agreement) following the occurrence of any of the following events without executive’s consent: (i) a material reduction in the executive’s duties, authorities or responsibilities or a requirement that the executive report to anyone other than the Board, in the case of Mr. Maleh, or the President or Chief Executive Officer, in the case of Messrs. Mahoney, Holmes and Yellin; (ii) a reduction in the executive’s annual base salary or annual bonus opportunity (other than an across-the-board reduction of not more than ten percent (10%) applicable to all senior executive officers which occurs prior to a change in control); (iii) a material reduction in executive’s benefits in the aggregate (other than an across-the-board reduction of benefit levels) from those provided to executive; (iv) a relocation of executive’s principal place of employment out of the city of Boston, Massachusetts; (v) a material breach of any provision of the executive’s severance agreement by CRA; (vi) the failure of CRA to have a successor entity specifically assume the severance agreement within ten (10) business days after a change in control; or (vii) the insolvency of CRA or the filing (by any party, including CRA) of a petition for bankruptcy with respect to the Company, which petition is not dismissed within 60 days.

(3)
Represents a payment equal to two times Mr. Maleh’s base salary and one time the base salary of each of Messrs. Mahoney, Holmes and Yellin paid in accordance with CRA’s payroll practices over a period of 12 months. Also includes $42,784 for each of Messrs. Maleh, Mahoney, Holmes and Yellin, which reflects 12 months of continued cash payments for COBRA and the employer contribution for group term life insurance.

(4)
Represents a payment equal to two times Mr. Maleh’s base target incentive bonus and one time the target incentive bonus of each of Messrs. Mahoney, Holmes and Yellin paid in accordance with CRA’s payroll practices over a period of 12 months.

(5)
Amounts represent target payouts under annual incentive cash bonuses that our named executive officers were eligible to receive for fiscal 2022 performance under our cash incentive plan. The amounts actually to be paid with respect to these bonuses were determined by our compensation committee on March 3, 2023, and are reported above in the “Summary Compensation Table” under the heading “Non-Equity Incentive Plan Compensation.”

(6)
Amounts represent the value of the full acceleration of vesting of RSUs, and PRSUs for which the performance conditions had been determined prior to the end of fiscal 2022, granted under our 2006 equity incentive plan and LTIP and held by the applicable executive officer as of the last business day of fiscal 2022. These unvested RSUs and PRSUs are reported as awards of type “RSU” and “PRSU-D” in the “Outstanding Equity Awards at End of Fiscal 2022” table above under the heading “Number of Shares or Units of Stock That Have Not Vested.” The value of this acceleration was determined based on the closing market price of our common stock on December 30, 2022, the last business day of fiscal 2022, of $122.43.

(7)
Amounts represent the value of (1) the full acceleration of vesting of PRSUs granted under our 2006 equity incentive plan and LTIP and held by the applicable executive officer as of the end of fiscal 2022 with performance periods consisting of fiscal 2021 and fiscal 2022 (the “2021/2022 PRSUs”), assuming target performance, (2) the full acceleration of vesting of PRSUs granted on December 15, 2020 under our 2006 equity incentive plan and LTIP and held by the applicable executive officer as of the end of fiscal 2022 with performance periods consisting of fiscal 2021 and fiscal 2022 (the “Initial 2021/2022 PRSUs”), assuming target performance, (3) the full acceleration of vesting of PRSUs granted on March 22, 2021 under our 2006 equity incentive plan and LTIP and held by the applicable executive officer as of the end of fiscal 2022 with performance periods consisting of fiscal 2021 and fiscal 2022 (the “Additional 2021/2022 PRSUs,” and together with the Initial 2021/2022 PRSUs, the “2021/2022 PRSUs”), assuming target performance, and (4) the full acceleration of vesting of PRSUs granted on March 10, 2022 under our 2006 Equity incentive plan and LTIP and held by the applicable executive officer as of the end of fiscal 2022 with performance periods consisting of fiscal 2022 and fiscal 2023 (the “2022/2023 PRSUs”), assuming target performance. The PRSUs will remain outstanding and will vest and be settled based on actual performance during the applicable performance period with (x) any time-based vesting that may be applicable in addition to performance-based vesting treated as fully satisfied upon the expiration of the performance period and (y) any individual performance metric applicable to the executive officer deemed achieved at the target level of performance. As a result, the 2021/2022 PRSUs would not settle or vest until the performance determination has been made in early 2023 and the 2022/2023 PRSUs would not settle or vest until the performance determination has been made in early 2024. The table reflects achievement of the 2021/2022 PRSUs based on target performance as of the termination date; as further described in this proxy statement above under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Executive officer compensation—Option exercises and vesting of stock,” on March 3, 2023, our compensation committee determined the number of shares of common stock, or “performance share number,” that vested for the 2021/2022 PRSUs. Any PRSU or portion thereof that does not vest based on actual performance during the performance period shall be immediately forfeited and cancelled. The value of this acceleration was determined based on the closing market price of our common stock on December 30, 2022, the last business day of fiscal 2022, of $122.43.

The following table assumes that the hypothetical change in control would be a “change in control” for purposes of our cash incentive plan and severance agreements and that the applicable annual incentive cash bonuses would neither be assumed nor substituted for in the change in control.

Potential Payments Upon Termination Without Cause(1) or Good Reason(2)
Within 12 Months of a Change in Control as of December 30, 2022
	Salary ($)(3)	Target Incentive Bonus ($)(4)	Cash Management Performance Award ($)(5)	Restricted Stock Units ($)(6)	Performance Restricted Stock Units ($)(7)	Total Payment Upon Termination or Change in Control ($)
Paul Maleh	2,292,784	2,750,000	1,100,000	3,490,225	5,059,787	14,692,796
Daniel Mahoney	717,784	562,500	375,000	1,274,986	936,467	3,866,737
Chad Holmes	717,784	562,500	375,000	827,998	1,182,062	3,665,344
Jonathan Yellin	717,784	487,500	325,000	632,030	954,709	3,117,023

(1)
“Cause” is defined as: (i) any material breach by the executive of any agreement to which the executive and CRA (or any parent or subsidiary of CRA) are both parties, (ii) any act or omission by the executive that is in material violation of any material policy of CRA, (iii) the conviction of the executive by a court of competent jurisdiction for (or plea by the executive of no contest with respect to) felony criminal conduct, or (iv) any material misconduct or material neglect of duties by the executive in connection with the business or affairs of CRA (or any parent or subsidiary).

(2)
Executive has complied with the “Good Reason Process” (as defined in each severance agreement) following the occurrence of any of the following events without executive’s consent: (i) a material reduction in the executive’s duties, authorities or responsibilities or a requirement that the executive report to anyone other than the Board, in the case of Mr. Maleh, or the President or Chief Executive Officer, in the case of Messrs. Mahoney, Holmes and Yellin; (ii) a reduction in the executive’s annual base salary or annual bonus opportunity (other than an across-the-board reduction of not more than ten percent (10%) applicable to all senior executive officers which occurs prior to a change in control); (iii) a material reduction in executive’s benefits in the aggregate (other than an across-the-board reduction of benefit levels) from those provided to executive; (iv) a relocation of executive’s principal place of employment out of the city of Boston, Massachusetts; (v) a material breach of any provision of the executive’s severance agreement by CRA; (vi) the failure of CRA to have a successor entity specifically assume the severance agreement within ten (10) business days after a change in control; or (vii) the insolvency of CRA or the filing (by any party, including CRA) of a petition for bankruptcy with respect to the Company, which petition is not dismissed within 60 days.

(3)
Represents a lump-sum payment equal to 2.5 times Mr. Maleh’s base salary and 1.5 times the base salary of each of Messrs. Mahoney, Holmes and Yellin. Also includes $42,784, for each of Messrs. Maleh, Holmes, Yellin, and Mahoney, which reflects a lump-sum payment equal to 12 months of continued cash payments for COBRA and the employer contribution for group term life insurance.

(4)
Represents a lump-sum payment equal to 2.5 times Mr. Maleh’s base target incentive bonus and 1.5 times the target incentive bonus of each of Messrs. Mahoney, Holmes and Yellin.

(5)
Amounts represent target payouts under annual incentive cash bonuses that our named executive officers were eligible to receive for fiscal 2022 performance under our cash incentive plan. The amounts actually to be paid with respect to these bonuses were determined by our compensation committee on March 3, 2023, and are reported above in the “Summary Compensation Table” under the heading “Non-Equity Incentive Plan Compensation.”

(6)
Amounts represent the value of the full acceleration of vesting of RSUs, and PRSUs for which the performance conditions had been determined prior to the end of fiscal 2022, granted under our 2006 equity incentive plan and LTIP and held by the applicable executive officer as of the last business day of fiscal 2022. These unvested RSUs and PRSUs are reported as awards of type “RSU” and “PRSU-D” in the “Outstanding Equity Awards at End of Fiscal 2022” table above under the heading “Number of Shares or Units of Stock That Have Not Vested.” The value of this acceleration was determined based on the closing market price of our common stock on December 30, 2022, the last business day of fiscal 2022, of $122.43.

(7)
Amounts represent the value of (1) the full acceleration of vesting of the 2021/2022 PRSUs, assuming target performance and (2) the full acceleration of vesting of the 2022/2023 PRSUs, assuming target performance. The value of this acceleration was determined based on the closing market price of our common stock on December 30, 2022, the last business day of fiscal 2022, of $122.43. For the 2021/2022 PRSUs and the 2022/2023 PRSUs, for which the performance period determinations had not yet been made as of December 31, 2022, the performance period is truncated so that it ends on December 31, 2022, and we have assumed that the board of directors has determined in good faith that target level performance has been achieved for purposes of this table. As a result, the value has been determined based on assumed target performance measured over the truncated performance period by multiplying the amount determined by the percentage of the performance period that was completed as of immediately prior to the assumed effective date of the assumed change in control.

The following table assumes that the hypothetical disability would be a disability for purposes of our stock option agreements, restricted stock agreements, restricted stock unit agreements, restricted stock unit for performance agreements, service cash award agreements, performance cash award agreements and severance agreements.
Potential Payments Upon Termination Upon Death, Disability or Retirement as of December 30, 2022
	Salary ($)	Target Incentive Bonus ($)	Cash Management Performance Award ($)	Stock Options ($)	Restricted Stock Units ($)(1)	Performance Restricted Stock Units ($)(2)	Total Payment Upon Termination or Change in Control ($)
Paul Maleh	—	—	—	—	3,490,225	5,059,787	8,550,012
Daniel Mahoney	—	—	—	—	1,274,986	936,467	2,211,453
Chad Holmes	—	—	—	—	827,998	1,182,062	2,010,060
Jonathan Yellin	—	—	—	—	632,030	954,709	1,586,739

(1)
Amounts represent the value of the full acceleration of vesting of RSUs, and PRSUs for which the performance conditions had been determined prior to the end of fiscal 2022, granted under our 2006 equity incentive plan and LTIP and held by the applicable executive officer as of the last business day of fiscal 2022. These unvested RSUs and PRSUs are reported as awards of type “RSU” and “PRSU-D” in the “Outstanding Equity Awards at End of Fiscal 2022” table above under the heading “Number of Shares or Units of Stock That Have Not Vested.” The value of this acceleration was determined based on the closing market price of our common stock on December 30, 2022 the last business day of fiscal 2022, of $122.43.

(2)
Amounts represent the value of (1) the full acceleration of vesting of the 2021/2022 PRSUs, assuming target performance and (2) the full acceleration of vesting of the 2022/2023 PRSUs, assuming target performance. The PRSUs will remain outstanding and will vest and be settled based on actual performance during the applicable performance period with (x) any time-based vesting that may be applicable in addition to performance-based vesting treated as fully satisfied upon the expiration of the performance period and (y) any individual performance metric applicable to the executive officer deemed achieved at the target level of performance. As a result, the 2021/2022 PRSUs would not settle or vest until the performance determination has been made in early 2023. Likewise, the 2022/2023 PRSUs would not settle or vest until the performance determination has been made in early 2024. The table reflects achievement of the 2021/2022 PRSUs and the 2022/2023 PRSUs based on target performance as of the termination date; as further described in this proxy statement above under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Executive officer compensation—Option exercises and vesting of stock,” on March 3, 2023, our compensation committee determined the number of shares of common stock, or “performance share number,” that vested for the 2021/2022 PRSUs. Any PRSU or portion thereof that does not vest based on actual performance during the performance period shall be immediately forfeited and cancelled.

The value of this acceleration was determined based on the closing market price of our common stock on December 30, 2022, the last business day of fiscal 2022, of $122.43.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our “median employee” and the annual total compensation of Mr. Maleh, our chairman, president and chief executive officer, for fiscal 2022.
For 2022, our last completed fiscal year:
•
the annual total compensation of Mr. Maleh was $3,794,707; and

•
the annual total compensation of our median employee was $158,154.

Based on the foregoing, for fiscal 2022, the ratio of the annual total compensation of our chief executive officer to the annual total compensation of our median employee, as reasonably estimated in accordance with Item 402(u) of Regulation S-K, was approximately 24 to 1.
When we identified our median employee for fiscal 2022, we used the following methodology and made the following material assumptions, adjustments, and estimates:
•
We identified our employee base as of January 2, 2021, the last day of our 2020 fiscal year. Our employee population as of that date consisted of 1,014 employees, including our chief executive officer. Excluding our chief executive officer, and excluding an additional total of 36 employees located in six non-U.S. jurisdictions who represented approximately 3.6% of our total employee base of 1,014 employees as of January 1, 2021, the size of our employee base for purposes of determining our median employee was 977. The following number of employees in the following non-U.S. jurisdictions were excluded:

Jurisdiction	Headcount
Australia	2
Czech Republic	1
France	1
Germany	14
Norway	1
Switzerland	17

•
We identified our median employee using a consistently applied compensation measure of 2020 taxable income, as determined in the applicable jurisdiction. Compensation paid in currencies other than U.S. dollars was converted into U.S. dollars using the following 2020 full-year exchange rates:

•
British pound to U.S. dollar: 1.2843

•
the euro to U.S. dollar: 1.1418

•
the Canadian dollar to U.S. dollar: 0.7467

•
In determining the 2022 taxable income of our full-time and part-time employees who were not employed by us for all of 2022, we annualized their actual taxable income based on the number of days that they were employed by us in 2022. Our employee base for purposes of determining our median employee did not contain any seasonal or temporary employees.

We calculated the annual total compensation of Mr. Maleh and our median employee using the same methodology that we used to calculate the annual total compensation of our named executive officers reported in the “Summary Compensation Table,” or SCT, above. As this amount reported for Mr. Maleh includes all of the compensation he earned under non-discriminatory benefit plans in fiscal 2022, the compensation earned by our median employee under non-discriminatory benefit plans in fiscal 2022 was also included in the annual total compensation for our median employee reported above.

Pay Versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, the following table sets forth additional compensation information of Mr. Maleh, our principal executive officer, or PEO, and our other named executive officers, or Non-PEO NEOs, and Company performance for the fiscal years ended in 2020, 2021 and 2022.
Fiscal Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO(1)(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) (e)	Value of Initial Fixed $100 Investment Based on(4):		Net Income ($ in millions) (h)	Non-GAAP Net Revenue ($ in millions)(5) (i)
					Total Shareholder Return (TSR) (f)	Peer Group Total Shareholder Return (g)
2022	$3,794,707	$6,666,030	$1,281,503	$1,891,193	$239.76	$138.70	$43.6	$590.9
2021	$3,838,392	$8,739,743	$1,169,357	$2,136,051	$180.75	$140.76	$41.7	$565.9
2020	$3,675,532	$3,389,943	$1,270,450	$1,320,399	$97.13	$110.39	$24.5	$508.4

(1)
Mr. Maleh has been our PEO for each year presented. Messrs. Mahoney, Holmes and Yellin have been our Non-PEO NEOs for each year presented.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. The fair value of stock awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO Adjustments
	2020	2021	2022
Summary Compensation Table Total for PEO	$3,675,532	$3,838,392	$3,794,707
Less, Value of Stock Awards reported in SCT	$(1,500,023)	$(1,500,032)	$(1,599,969)
Plus, Year-end value of awards granted in fiscal year that are unvested and outstanding	$1,441,981	$2,343,873	$2,568,973
Plus, Change in fair value of prior year awards that are unvested and outstanding	$27,129	$2,941,351	$1,496,205
Plus, Fair market value of awards granted in fiscal year that vested in fiscal year	—	—	—
Plus, Change in fair value (from prior year-end) of prior year awards that vested in fiscal year	$(254,676)	$1,116,159	$406,114
Less, Prior year-end fair value of awards that failed to vest in fiscal year	—	—	—
Total Adjustments	$(285,589)	$4,901,351	$2,871,323
Compensation Actually Paid	$3,389,943	$8,739,743	$6,666,030

Non-PEO NEO Adjustments
	2020	2021	2022
Summary Compensation Table Total for Non-PEO NEOs	$1,270,450	$1,169,357	$1,281,503
Less, Value of Stock Awards reported in SCT	$(425,005)	$(291,648)	$(358,310)
Plus, Year-end value of awards granted in fiscal year that are unvested and outstanding	$493,393	$455,721	$575,323
Plus, Change in fair value of prior year awards that are unvested and outstanding	$4,742	$625,963	$337,796
Plus, Fair market value of awards granted in fiscal year that vested in fiscal year	—	—	—
Plus, Change in fair value (from prior year-end) of prior year awards that vested in fiscal year	$(23,181)	$176,658	$54,881
Less, Prior year-end fair value of awards that failed to vest in fiscal year	—	—	—
Total Adjustments	$49,949	$966,694	$609,690
Compensation Actually Paid	$1,320,399	$2,136,051	$1,891,193

(4)
The Peer Group Total Shareholder Return, or TSR, set forth in this table utilizes the customized peer group, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2022. The customized peer group consisting of three companies: Exponent Inc., FTI Consulting Inc. and Huron Consulting Group Inc. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the customized peer group, respectively. All dollar values assume reinvestment of the pre-tax value of dividends paid by companies, where applicable, included in the customized peer group. Historical stock performance is not necessarily indicative of future stock performance.

(5)
Non-GAAP net revenue was subject to the following non-GAAP adjustments: acquisitions, discontinued operations, and extraordinary and special items, each to the extent that they arose during fiscal 2020, 2021, and 2022, and any other adjustments to our publicly reported GAAP results in our earnings releases for each applicable fiscal year, consistent with past practice.

The charts below display the relationship between the compensation actually paid to our PEO and each of our Non-PEO NEOs and TSR, GAAP Net Income, Non-GAAP Net Revenue, as well as the relationship between our TSR and the TSR of our Peer Group.

CAP vs. TSR
Compensation Actually Paid (CAP) ($ in millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Total Shareholder Return (TSR)
300
250
200
150
100
50
0
2020
2021
2022
PEO CAP
Avg. Non-PEO NEO CAP
Company TSR

CAP vs. GAAP Net Income
Compensation Actually Paid (CAP) ($ in millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
GAAP Net Income ($ in millions)
50
45
40
35
30
25
20
15
10
5
0
2020
2021
2022
PEO CAP
Avg. Non-PEO NEO CAP
GAAP Net Income

CAP vs. Non-GAAP Net Revenue
Compensation Actually Paid (CAP) ($ in millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Revenue ($ in millions)
600
580
560
540
520
500
480
460
2020
2021
2022
PEO CAP
Avg. Non-PEO NEO CAP
Non-GAAP Net Revenue

Company TSR vs. Peer TSR
Total Shareholder Return (TSR)
300
250
200
150
100
50
0
2019
2020
2021
2022
Company TSR
Peer TSR

Tabular List of Most Important Financial Performance Measures
The following performance measures reflect the Company’s most important financial performance measures in effect for 2022, for purposes of setting executive compensation as further described and defined in the sections titled “Compensation of Directors and Executive Officers—Compensation discussion and analysis” and “Executive compensation.” The measures in this table are not ranked.
•
Non-GAAP Net Revenue

•
Non-GAAP Net Revenue Growth

•
Performance Compensation EBITDA

•
Performance Compensation EBITDA Margin

PROPOSAL TWO:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, which requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures). This advisory vote is commonly referred to as a “say-on-pay” vote. At the annual meeting of our shareholders held on July 12, 2017, a majority of our shareholders voted, on an advisory basis, in favor of our holding say-on-pay votes on an annual basis and, as reported in our current report on Form 8-K filed on July 18, 2017, our board of directors decided to hold a say-on-pay vote every year until the next required advisory vote on the frequency of the say-on-pay vote at this year’s annual meeting of our shareholders.
As described in greater detail in the section of this proxy statement entitled “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Executive summary” above, we seek to closely align the interests of our executive officers with the interests of our shareholders. Our compensation committee has carefully designed our executive officer compensation program to provide competitive compensation to our executive officers that rewards them for the achievement of short-term and long-term strategic and operational goals, and the achievement of increased total shareholder return, while at the same time avoiding encouraging unnecessary or excessive risk-taking. We encourage you to carefully review the compensation discussion and analysis above for a complete discussion of the factors underlying the structure of our executive officer compensation program.
We are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement. The vote on this proposal is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures).
This vote is advisory, which means that this vote on executive compensation will not be binding on us, our board of directors or our compensation committee. Nonetheless, our compensation committee will consider the outcome of this vote in deciding whether to take any action as a result of this vote and when making future executive officer compensation decisions. A majority of the votes properly cast at the annual meeting will be necessary to approve this proposal.
Accordingly, we are asking our shareholders to vote for the following at the annual meeting:
“VOTED, that, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement filed by CRA International, Inc. on April 28, 2023, pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures) be, and it hereby is, approved.”
Our board of directors recommends that you vote FOR the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

PROPOSAL THREE:
ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE
In Proposal Two, we are asking shareholders to cast an advisory vote for the compensation of our named executive officers as disclosed in this proxy statement (commonly referred to as a “say-on-pay” vote). In accordance with the requirements of Section 14A of the Exchange Act of 1934 and the related rules of the SEC, in this proposal, we are providing shareholders the opportunity to cast an advisory vote on whether a “say-on-pay” vote should occur once every one, two or three years. This vote, like the say-on-pay vote, is not binding on our board of directors.
Shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year or once every two or three years. Shareholders also may abstain from casting a vote on this proposal. This vote is advisory, which means that this vote on the preferred frequency with which we hold advisory votes on executive compensation is not binding on us, our board of directors or our compensation committee. Nonetheless, our board of directors and our compensation committee will give careful consideration to the choice that receives the most votes when considering the frequency of future advisory votes on executive compensation.
Our board of directors has determined that an annual advisory vote on executive compensation will permit our shareholders to provide direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year, which is consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.
You may cast a vote on your preferred voting frequency by choosing from the options of one year, two years or three years, or you may abstain from voting, when you vote in response to the vote set forth below. You are not voting to approve or disapprove the recommendation of our board of directors.
The text of the resolution is as follows:
“VOTED, that the option of once every one, two or three years that receives the highest number of votes properly cast for this resolution will be determined to be the preferred frequency with which CRA International, Inc. holds a non-binding, advisory shareholder vote to approve the compensation of its named executive officers, as disclosed in the proxy statement filed in connection with its annual meeting of shareholders pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures).”
Our board of directors recommends that you vote to conduct a non-binding, advisory vote on the compensation paid to our named executive officers, as disclosed in our proxy statement pursuant to Item 402 of Regulation S-K, EVERY YEAR.

PROPOSAL FOUR:
AMENDMENTS TO OUR AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN
Proposal Four concerns the approval of amendments to our Amended and Restated 2006 Equity Incentive Plan, which we refer to as the 2006 equity incentive plan or the plan, which were adopted by our board of directors on April 24, 2023, subject to shareholder approval to (i) increase the number of shares of our common stock issuable under the plan by 500,000 shares, (ii) limit the term of any SAR to ten years, (iii) make other minor revisions that clarify the terms of the plan and (iv) to make certain amendments to the French sub-plan included in the plan. By approving Proposal Four at the annual meeting, our shareholders will:
•
approve the amendment to the 2006 equity incentive plan to increase the number of shares of our common stock issuable under the plan by 500,000 shares to 6,149,000 shares;

•
approve the amendment to the 2006 equity incentive plan to limit the term of any SAR granted under the plan to ten years and to make other minor revisions that clarify the terms of the plan, as reflected in the copy of the plan, as proposed to be amended, attached hereto as Annex A;

•
approve certain amendments to the French sub-plan that would (i) limit the overall number of shares issuable under the French sub-plan to no more than 10% of our outstanding shares of common stock and (ii) note certain reporting obligations under the French Commercial Code; and

•
approve the plan, as amended, attached as Annex A, for purposes of obtaining certain favorable tax consequences with respect to certain equity awards granted to our French employees under the French sub-plan.

Reasons for Seeking Shareholder Approval
We believe that the equity awards granted under our long-term incentive program, or “LTIP,” represent a vital component of our overall pay-for-performance compensation program for the following groups of our employees:
•
our “senior corporate leaders,” consisting of our executive officers and other senior-level corporate leaders;

•
our “practice leaders,” consisting of the senior employee consultants who lead our practice groups; and

•
our “key revenue generators,” consisting of our senior and other employee consultants who generate a high level of revenue for us.

These awards serve to motivate high levels of performance, recognize these employees’ contributions to our success, and encourage them to consider our long-term growth and profitability, thereby aligning their interests with the interests of our shareholders. We conduct our business in a very competitive environment. In order to remain competitive, we must be able to recruit and employ top-flight corporate officers and employee consultants who have abundant talent, demonstrated skills and experience, and, as to employee consultants, the ability to become key revenue generators for us. In addition, we must be able to retain our senior corporate leaders, practice leaders and other key revenue generators. We believe that the equity awards granted under the LTIP are vital parts of the compensation that we must provide in order to achieve those goals.
As of April 24, 2023, we had 171,280 shares available for grant under our 2006 equity incentive plan as counted under the plan. As the 2006 equity incentive plan counts each full-share award granted under the plan (all awards we grant other than stock options and SARs) as 1.83 shares, this number represents only 93,595 full-share awards available for grant under the plan. We believe that if our shareholders do not adopt the proposed amendment to increase the shares available under our 2006 equity incentive plan, our ability to attract, retain and motivate our senior corporate leaders, practice leaders and other key revenue generators will be impaired because we will not be able to offer them sufficient levels of long-term incentive equity compensation.

For more information regarding the importance of our LTIP, see the section of this proxy statement under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Executive summary” above.
Equity Awards are a Key Part of our Compensation Program
Our board of directors recommends that our shareholders approve Proposal Four, so that we can continue to provide equity awards to our senior corporate leaders, practice leaders and other key revenue generators pursuant to our LTIP. Without an increase to the number of shares issuable under our 2006 equity incentive plan, we will not be able to maintain long-term incentive equity compensation issued under our LTIP as a core component of our compensation programs.
The equity comprising the grants made under our LTIP play a vital role in the program’s primary objectives, namely to:
•
directly align a significant portion of the total compensation of these employees with the delivery of future value to our shareholders;

•
focus our senior corporate leaders, practice leaders and other key revenue generators on performance by directly linking their compensation to the achievement of predetermined performance goals and shareholder returns;

•
provide a competitive compensation program that has significant retention value; and

•
promote top-line and bottom-line growth.

The equity awards granted under our LTIP further align the interests of our executive officers and directors and our shareholders because they are held subject to our ownership guidelines described in this proxy statement under headings “Compensation of Directors and Executive Officers—Director stock ownership guidelines” and “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Ownership guidelines” above. The ownership guidelines under the LTIP target holdings of equity or cash awards valued at 400% of annual base salary for our chief executive officer, 300% of annual base salary for our other executive officers and 300% of a non-employee director’s annual fee (currently $75,000).
The equity awards available under our LTIP include:
•
RSUs because they directly align the interests of the recipient with the interests of our shareholders due to their value being directly tied to the value of our common stock. In addition, the vesting schedule of at least four years applicable to RSUs granted under our LTIP provides long-term retention value that is less dependent on our stock price than the retention value of stock options, which may be reduced if our stock price drops below the stock options’ exercise price.

•
PRSUs because the value of the award is based on our performance, over a period of one fiscal year or more, enabling us to provide longer term compensation that motivates the recipient to increase our profitability, our growth and shareholder value. In addition, the PRSUs granted under our LTIP also provide long-term retention value because the RSUs earned based upon the outcome of a PRSU’s performance conditions are subject to further time-based vesting, so the entire award is paid over at least a four-year vesting period, regardless of the length of the PRSU’s performance period.

•
Stock options because they motivate the recipient to increase shareholder value, and the four-year vesting schedule applicable to LTIP stock options provides long-term retention value.

The LTIP and our 2006 equity incentive plan currently have a number of other shareholder-friendly provisions, including:
•
the requirement that any increase in the number of shares subject to the plan must be approved by our shareholders;

•
all PRSUs, RSUs and stock options granted under the LTIP are subject to vesting over no less than a four-year period, with no vesting until the first anniversary of the date of grant;

•
a prohibition on repricing stock options without shareholder approval;

•
a minimum one-year vesting period for any award granted under the plan, except for 5% of the shares issuable under the plan;

•
required shareholder approval for any exchange of an option for a new option with a lower exercise price or any repurchase or buyout of an option for cash;

•
no automatic single-trigger acceleration of awards issued under the plan;

•
double-trigger acceleration for awards issued under the plan that are assumed or substituted for by the acquirer in a change in control;

•
acceleration of performance-based awards that are not assumed or substituted for by the acquiror in a change in control is limited to a payment based on actual performance that is pro-rated for the portion of the performance period completed;

•
awards under the plan being expressly subject to any compensation recovery policy we adopt, including the compensation recovery policy described under the heading “Clawback policies” in the compensation discussion and analysis above; and

•
a prohibition on the payment of dividends on unvested equity awards granted under the plan.

Burn rate analysis
In determining the proposed number of shares to be added to the reserve for issuance under the 2006 equity incentive plan and for which stockholder approval is being sought, our compensation committee considered the historical amounts of common stock underlying equity awards granted by us in the past three years and our projections for the coming year based on our current historical grant patterns. In our fiscal years 2020, 2021 and 2022, we granted equity awards representing a total of 86,685, 57,793 and 47,521 shares, respectively, without giving effect to any forfeitures.
As noted above, as of April 24, 2023, we had 171,280 shares available for grant under our 2006 equity incentive plan as counted under the plan. As the plan counts each full-share award granted under the plan (all awards we grant other than stock options and SARs) as 1.83 shares, this number represents only 93,595 full-share awards available for grant under the plan.
For detailed tables showing our complete equity awards activity over fiscal 2020, 2021, and 2022, broken down by each type of award, as well as the number of shares underlying each type of equity award outstanding as of the end of fiscal 2022 (with performance-vesting restricted stock units for which the performance conditions have not yet been determined measured based on their target performance), see below under the heading “Equity Compensation Plans—Equity award activity over fiscal 2020, 2021 and 2022.”
Grants under CRA’s 2006 Equity Incentive Plan over Fiscal 2019, 2020, 2021 and 2022(1)
Fiscal Year	Restricted Stock(2)	RSUs(2)	PRSUs(2)(3)	Stock Options	Total (actual)(2)(3)	Total (plan)(3)(4)
2019	11,772	31,226	23,387	—	66,385	121,485
2020	16,454	43,334	26,897	—	86,685	158,634
2021	10,491	26,563	20,739	—	57,793	105,761
2022	8,354	20,373	18,794	—	47,521	86,963
Total	47,071	121,496	89,817	—	258,384	472,843
Average	11,768	30,374	22,454	—	64,596	118,211

(1)
Detailed tables of the grant, vesting, forfeiture, and exercise activity for all of the equity awards granted under our 2006 equity incentive plan over our 2020, 2021 and 2022 fiscal years, as well as the awards outstanding as of the end of each fiscal year, appear below in the section of this proxy statement entitled “Equity Compensation Plans.”

(2)
Counts actual number of shares issuable, without giving effect to the 1.83 fungibility ratio for full-share awards issued under our 2006 equity incentive plan.

(3)
Reflects target number of units set at grant; the maximum number of units based on the PRSUs’ performance conditions for each of the grants in 2019, 2020 and 2021 was equal to 125% of the target and 150% for the grants made in 2022.

(4)
Counts each full-share award as a grant of 1.83, which reflects how full-shares grants are counted under our 2006 equity incentive plan.

Burn Rate Analysis
Fiscal Year	Restricted Stock/RSUs	PRSUs Earned(1)	Stock Options	Weighted- Average Common Stock Outstanding	Burn Rate(2)
2019	42,998	65,976	—	7,866,000	1.39%
2020	59,788	23,976	—	7,768,000	1.08%
2021	37,054	22,823	—	7,423,000	0.81%
2022	28,727	26,526	—	7,218,000	0.77%
Total	168,567	139,301	—
Average	42,142	34,825	—	7,568,750	1.02%

(1)
Counts only the number of PRSUs that vested in the fiscal year.

(2)
Determined by dividing the total shares of restricted stock, and RSUs granted, and the PRSUs vested, in each fiscal year by the year’s weighted-average shares of common stock outstanding.

Equity Awards Outstanding as of April 1, 2023
As of April 1, 2023, the number of shares of our common stock that may be issued or earned upon the exercise or vesting of the outstanding equity awards granted under our 2006 equity incentive plan, which is the only plan under which we grant equity awards (excluding our 1998 employee stock purchase plan, which is a tax qualified plan under Section 423 of the Internal Revenue Code) is set forth in the table below. As of April 1, 2023, the number of issued and outstanding shares of our common stock was 7,024,275 and the last sales price of our common stock on March 31, 2023, as reported on the Nasdaq Global Select Market, was $107.82 per share. As of April 24, 2023, the number of issued and outstanding shares of our common stock was 7,026,175 and the last sales price of our common stock on April 24, 2023, as reported on the Nasdaq Global Select Market, was $104.96 per share.
CRA’s Outstanding and Available Equity Awards as of April 1, 2023(1)
Equity Award	Shares
Stock Options(2)	71,200
Shares of Restricted Stock	26,342
Restricted Stock Units vesting based solely on time(3)	99,738
Restricted Stock Units vesting based on performance(4)	18,794
Total Outstanding(5)	216,074
Total Available(6)	248,297

(1)
For detailed tables showing our complete equity awards activity over fiscal 2020, 2021 and 2022, broken down by each type of award, as well as the number of shares underlying each type of equity award outstanding as of the end of fiscal 2022 (with performance-vesting restricted stock units for which the performance conditions have not yet been determined measured based on their target performance), see below under the heading “Equity Compensation Plans—Equity award activity over fiscal 2020, 2021 and 2022.”

(2)
The weighted average expected life of these stock options is 3.53 years and the weighted-average exercise price of these stock options is $40.60.

(3)
Includes time-vesting restricted stock units and performance-vesting restricted stock units for which the performance conditions have been determined as of April 1, 2023, but are continuing to vest solely based on time.

(4)
Number reported assumes that target performance is achieved; the number of shares of our common stock that could be issued on these performance-vesting restricted stock units if maximum performance is achieved is 28,191.

(5)
Number reported assumes that target performance is achieved as described in footnote (3) above; the total outstanding number assuming that maximum performance is achieved is 225,471.

(6)
Number reported assumes that target performance is achieved as described in footnote (3) above; the total available number assuming that maximum performance is achieved is 238,900.

Why Proposal Four is being submitted to our shareholders
Approval of the proposed amendments to the 2006 equity incentive plan as set forth in the amended and restated version of the plan attached as Annex A, by our shareholders is required under the listing rules of the Nasdaq Stock Market. Stockholder approval of the plan will also ensure favorable federal income tax treatment for awards of incentive stock options, if any, that may be made under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, such approval has benefits under French law, including providing certain favorable tax consequences with respect to certain equity awards granted to our French employees under the plan’s French sub-plan.
A majority of the votes properly cast at the 2023 annual meeting of our shareholders will be necessary to approve Proposal Four. If our shareholders do not approve Proposal Four at the 2023 annual meeting, the maximum number of shares of common stock issuable under our 2006 equity incentive plan will not be increased, and we believe that our ability to attract, retain and motivate our senior corporate leaders, practice leaders and other key revenue generators will be impaired because we will not be able to offer them sufficient levels of long-term incentive equity compensation.
Recommendation
Our board of directors recommends that you vote FOR Proposal Four and thereby approve the amendments to the 2006 equity incentive plan, as described in this Proposal Four and the full plan, as so amended.
Summary of our 2006 equity incentive plan, as amended
The following is a summary of the material features of our 2006 equity incentive plan. This summary is qualified in its entirety by reference to the full text of the 2006 equity incentive plan, which is set forth as Appendix A to this proxy statement filed with the SEC.
Purpose of the plan
The purpose of the plan is to provide additional incentive to our directors, officers, key employees and independent contractors, including those of our subsidiaries. We believe that the grant of equity-based and performance-based awards under the plan will provide recipients with a long-term interest in our growth and success. Specifically, we intend the grant of equity-based and performance-based awards under the plan to provide additional incentive by giving recipients the opportunity to acquire a proprietary interest, or increase their existing proprietary interest, in our firm by acquiring shares of our common stock or otherwise receiving compensation based on our value or increases in our value.
Types of awards authorized by the plan
The 2006 equity incentive plan authorizes the grant of the following types of incentive and performance awards:
•
options to purchase shares of our common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code;

•
nonqualified options, which are stock options that do not qualify as incentive stock options;

•
restricted stock awards consisting of shares of our common stock subject to restrictions;

•
restricted stock unit awards consisting of the contractual right to receive shares of our common stock in the future contingent upon the completion of service and/or the achievement of performance or other objectives;

•
performance awards consisting of the right to receive payment of cash and/or shares of our common stock upon the achievement of predetermined performance targets; and

•
other stock-based awards in the form of stock purchase rights, awards of unrestricted shares of our common stock, and awards valued in whole or in part by or otherwise based on our common stock.

Shares subject to the plan
All of the shares issued under the 2006 equity incentive plan or by which awards granted under the plan are measured are shares of our authorized but unissued common stock. If our shareholders adopt Proposal Four at the annual meeting, the maximum number of shares issuable under the plan will be 6,149,000, consisting of the following:
•
500,000 shares initially reserved for issuance under the plan,

•
1,000,000 shares reserved for issuance under the plan based on shares that were or became available under the 1998 incentive and nonqualified stock option plan after we adopted the plan on April 21, 2006,

•
210,000 shares approved by our shareholders at the 2008 annual meeting of our shareholders,

•
1,464,000 shares approved by our shareholders at the 2010 annual meeting of our shareholders,

•
1,700,000 shares, consisting of the 2,500,000 shares approved by our shareholders at the 2012 annual meeting of our shareholders reduced by the 800,000 shares cancelled by our board of directors on April 22, 2016, as reported in the current report on Form 8-K we filed on April 27, 2016,

•
400,000 shares approved by our shareholders at the 2017 annual meeting of our shareholders,

•
375,000 shares approved by our shareholders at the 2018 annual meeting of our shareholders; and

•
500,000 shares being requested under this Proposal Four.

Each share of common stock issued pursuant to an award granted under the plan, other than a stock option and a SAR, counts as 1.83 shares against the maximum number of shares issuable under the plan, as does any restricted stock unit or other performance award under the plan to the extent that shares of our common stock are used for measurement purposes. The plan adjusts the maximum number of shares issuable under the plan if we effect a capital readjustment or pay a stock dividend without receiving compensation in return. Whenever any outstanding award under the plan expires or terminates other than by exercise or payment in shares of our common stock, the corresponding shares of common stock may again be the subject of plan awards.
Upon granting an award under the plan, we may retain an option to repurchase shares issued under the award and/or a right of first refusal upon the subsequent transfer of such shares at the discretion of the plan administrator. The plan administrator may also require the award recipient to agree to enter into a standard “lock-up agreement” which would prevent the recipient from disposing of any shares issued under the award for a period of not more than 180 days following the effective date of our registering any of our securities with the Securities and Exchange Commission.
The last sales price of our common stock on April 24, 2023, as reported on the Nasdaq Global Select Market, was $104.96 per share.
Administration of the plan
The plan is administered by the plan administrator, which consists of our board of directors or, if appointed by our board, a committee consisting of at least two “outside directors” as defined in the plan. Our compensation committee is currently the plan administrator and, throughout the term of the plan, has consisted of three or four outside directors. Except as specifically reserved to our board of directors under the terms of the plan, the plan administrator has full and final authority to operate, manage and administer the plan on our behalf. Action by the plan administrator requires the affirmative vote of a majority of all members of the plan administrator. Subject to the terms of the plan, the plan authorizes the plan administrator to:
•
determine the persons eligible to receive awards under the plan, other than the automatic awards of restricted stock to our non-employee directors;

•
specify the terms, conditions, vesting schedules, restrictions and other provisions of each award granted under the plan, which can vary from award to award;

•
construe and interpret the plan and the awards granted under the plan;

•
establish, amend and revoke rules and regulations for the administration of the plan;

•
make changes to any outstanding award granted under the plan, provided that such changes are not prohibited by any other provision of the plan; and

•
exercise the powers and perform the acts necessary or expedient to promote our best interests with respect to the plan.

Eligibility
Under the plan, we may only grant incentive stock options to our officers and other employees and to the officers and employees of our subsidiaries. We may grant any other type of awards to our officers and other employees, the officers and employees of our subsidiaries, non-employee directors, and independent contractors who render services to us or any of our subsidiaries. A person is an employee for the purposes of the plan only if he or she is employed by, or provides independent contractor services as a consultant or advisor to, us or one of our subsidiaries. Except with respect to the non-discretionary awards of restricted stock to non-employee directors described below, the plan administrator selects the persons to whom awards are to be granted and prescribes the terms, conditions, restrictions, if any, and provisions of each award, subject to the provisions of the plan. As discussed above, since 2009, we have with limited exceptions granted equity awards under the plan only to our senior corporate leaders, practice leaders and other key revenue generators under our long-term incentive program and to our non-employee directors in the form of automatic annual grants of restricted stock. Under our 2006 incentive plan’s general eligibility terms, as of April 1, 2023, seven non-employee directors, approximately 1,200 officers and other employees, and our outside consultants, were eligible to participate in the plan in accordance with its terms. Notwithstanding eligibility, we have historically granted equity under the plan only to our senior corporate leaders, practice leaders, other key revenue generators, contractors and certain other limited eligible persons at the discretion of our compensation committee.
Limitations on awards
The maximum aggregate number of shares of common stock that may be subject to awards granted under the plan to a single recipient in any calendar year is 150,000. The plan adjusts this maximum number of shares and the limit on its increase if we effect a capital readjustment or pay a stock dividend without receiving compensation in return. Shares subject to awards granted in a calendar year count towards this maximum even if they are subsequently forfeited, cancelled or terminated. Any reduction of the purchase price of shares subject to a stock option awarded under the plan is treated as a cancellation of the original award and the grant of a new award. Consequently, the shares subject to the original and new awards each count toward this calendar year maximum.
Automatic restricted stock awards to non-employee directors
Each of our non-employee directors will automatically be granted an award of restricted stock, vesting in four equal annual installments beginning on the first anniversary of the date of grant, in an amount determined by our board of directors, in each of the following circumstances:
•
the non-employee director joins or is re-elected to the board of directors; and

•
the non-employee director’s term of office does not expire at, and the non-employee director remains a director after, an annual meeting of our shareholders.

The value of each of these automatic grants of restricted stock awards is set by our board of directors and based on the closing price of our common stock on the date of grant. The value currently set by our board of directors is $100,000.
Awards contingent upon performance
In any agreement for a performance award or an award of restricted stock or restricted stock units based on performance granted to a “covered employee” as defined in Section 162(m) of the Internal Revenue Code, the plan administrator will designate the relevant performance factors and the specific goals applicable to each selected performance factor. In addition, the plan administrator may designate performance factors and the specific goals applicable to each selected performance factor in an award granted to any person eligible to receive an award under the plan.
Effectiveness; amendment; termination
The plan initially became effective on April 21, 2006, and amendments to the plan were approved by our shareholders in 2008, 2010, 2012, 2017 and 2018. If our shareholders approve Proposal Four at the annual meeting, the amendments to the plan set forth in Proposal Four will be effective on the date of such approval. The plan will terminate when the maximum number of shares issuable under the plan, counted as described above, has been reached or upon its earlier termination by our board of directors. Our board may terminate or amend the plan in its sole discretion, unless applicable law or regulation requires shareholder approval.
Effect on our other incentive plans
The plan does not affect any of our other existing incentive plans or limit our board of directors from adopting other incentive arrangements, such as our cash incentive plan and our long-term incentive program.
Adjustments upon occurrence of certain events
If we effect any capital readjustment, such as a subdivision or consolidation of shares, pay a stock dividend, or otherwise increase or decrease the number of shares outstanding of our common stock without receiving compensation, the plan administrator shall appropriately adjust (1) the number, class and price per share of our stock subject to awards outstanding under the plan, and (2) the number and class of shares of our common stock with respect to which awards may be granted under the plan.
If we merge with or into or consolidate with another corporation and such merger or consolidation does not constitute a change in control (as described below), awards granted under the plan will be appropriately adjusted to reflect such merger or consolidation.
Change in control
If we undergo a change in control (as described below), the acquirer in the change in control may assume or substitute for some or all of the outstanding awards issued under the plan, and the plan provides for “double-trigger” acceleration of unvested awards that are assumed or substituted for by the acquirer in the change in control in the event that the award holder’s employment for the acquirer terminates without cause within one year of the change in control. For unvested awards that are not assumed or substituted for by the acquirer in the change in control, the plan administrator may in its discretion accelerate some or all of these awards granted under the plan, cause unvested shares of restricted stock to be repurchased, and/or cancel any award (other than restricted stock) granted under the plan. The acceleration by the plan administrator of any performance awards in a change in control will be based on actual performance for the portion of the performance period completed, with the award’s performance criteria appropriately adjusted by the plan administrator to reflect such partial performance period in good faith, and prorated for the portion of the performance period completed.
As defined in the plan, a “change in control” means any of the following:
•
a merger or consolidation involving us (unless it would result in our voting securities representing at least 50% of the combined voting power of us or the entity surviving the merger or consolidation);

•
our liquidation;

•
the sale of substantially all of our assets; or

•
any person (with standard exceptions) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power of our then outstanding securities.

Vesting
Awards in the form of restricted stock, restricted stock units and performance awards granted under the plan vest in installments over a minimum of four years. Further, all awards granted under the plan must be granted with a minimum one-year vesting period. However, the plan administrator may grant awards up to an aggregate amount (counted taking into account any applicable “fungibility ratio”) equal to 5% of the maximum number of shares issuable under the plan with a vesting period of less than one year.
Clawback policies
All awards granted under the plan after April 22, 2016 are automatically subject to any compensation recovery policy we adopt. Any equity award granted under the plan to one of our “named executive officers” (within the meaning of Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended) is already subject to the compensation recovery policy described above under the heading “Compensation of Directors and Executive Officers—Compensation discussion and analysis—Clawback policies”.
Dividends and dividend equivalent rights
Dividend equivalent rights accrue with respect to the RSUs and PRSUs granted under the plan in the form of additional units, which we refer to as “dividend units.” Dividend units are credited to the RSU or PRSU when the corresponding dividend is paid on our common stock. Generally, the number of dividend units credited to an RSU or PRSU with respect to a dividend is determined by multiplying the per-share amount of the dividend by the number of outstanding units under the RSU or PRSU (using the target number of units if the PRSU’s performance conditions are not determined) as of the dividend’s record date, and then dividing the result by our closing stock price on the date the dividend is paid. Dividend units vest on the same dates and in the same relative proportions as the RSUs or PRSUs on which they accrue, and are forfeited if, when and to the extent the RSUs or PRSUs on which they accrue are forfeited. To date, our board of directors has determined that all dividend units accruing on RSUs or PRSUs will upon vesting be paid only in cash, and not in shares of our common stock.
Book entry
We may elect to issue any share issuable under the plan in book-entry form on our stock record books.
Stock options
The terms applicable to stock options granted under the plan are as follows.
General
The plan administrator may award both incentive stock options and nonqualified options on such terms, conditions and restrictions it establishes and sets forth in a written option agreement.
Purchase price
The plan administrator determines the purchase price for each option awarded under the plan at the time of grant. The purchase price must be at least the fair market value, or in the case of an incentive stock option awarded to a shareholder possessing more than 10% of the total voting power of all classes of our stock or the stock of any of our subsidiaries, 110% of the fair market value, of the underlying shares of our common stock on the date of the option’s grant.

Limits on Repricings, Exchanges, Repurchase and Buyouts
The plan administrator may reduce the exercise price of any outstanding stock option issued under the plan only with the approval of our shareholders. The plan administrator may also exchange any stock option under the plan for a new award granted under the plan with a lower (or no) exercise price, or repurchase or buyout any stock option granted under the plan for cash. Any such exchange, repurchase or buyout will require approval of our shareholders.
Exercise
Upon granting an option under the plan, the plan administrator determines the terms and conditions upon which the option will become exercisable. The holder of an option awarded under the plan that is at least in part exercisable may exercise that portion, in whole or in part, by delivering to us written notice and the appropriate payment. Payment may be made by cash or check, or with the consent of the plan administrator, by:
•
delivery to us of shares of our common stock that have a fair market value sufficient to satisfy the option exercise price;

•
delivery of such documentation as the plan administrator and a broker, if any, require to effect such exercise and delivery to us of sale or loan proceeds sufficient to satisfy the option exercise price;

•
delivery of other consideration acceptable to the plan administrator; or

•
any combination of some or all of the foregoing methods.

Transferability
Options awarded under the plan are not transferable other than by will or under the laws of descent and distribution, except the plan administrator may permit the original recipient to transfer or assign a nonqualified option for no consideration to:
•
any member of the recipient’s immediate family, which for the purposes of the plan includes only the recipient’s parents, spouse, children and grandchildren;

•
any trust solely for the benefit of the recipient’s immediate family;

•
any partnership, if all its partners are members of the recipient’s immediate family; or

•
any limited liability company or corporate entity, if all its members or equity owners are members of the recipient’s immediately family.

The transferee or assignee of a nonqualified option will be subject to all of the option’s terms and conditions existing at the time of the option’s transfer or assignment and to any additional conditions prescribed by the plan administrator.
Expiration; termination
Any stock option awarded under the plan will expire on the date set forth in the stock option agreement, which may not be later than (1) the seventh anniversary of the stock option’s grant, in the case of an option granted prior to July 12, 2017, (2) the tenth anniversary of the stock option’s grant, in the case of an option granted on or after July 12, 2017, and (3) the fifth anniversary of the stock option’s grant, in the case of an incentive stock option granted (whether before or after July 12, 2017) to a shareholder possessing more than 10% of the total voting power of all classes of our stock or the stock of our subsidiaries. Except as the plan administrator otherwise determines, either in connection with the relevant option award or otherwise, options awarded under the plan terminate on the earliest of:
•
the option’s stated expiration date;

•
the termination of the option recipient’s employment or service relationship for cause; and

•
thirty days after termination of the option recipient’s employment or service relationship either without cause or voluntarily by the recipient, other than as a result of the recipient’s death or retirement in good standing for reasons of age or disability under our then-established rules.

A recipient may exercise an option in the thirty-day period described above only to the extent the option has vested at the time the recipient’s employment or service relationship terminates.
The plan administrator may, but need not, provide that an option received by a non-employee under the plan terminates upon the termination of the non-employee’s provision of services to us or any of our subsidiaries whether for cause or otherwise.
The plan defines “cause” with respect to any person as:
•
any material breach by the person of any agreement to which we and the recipient are both parties;

•
any act or omission to act by the person that may have a material and adverse effect on our business or the business of any of our parents or subsidiaries or on the person’s ability to perform service for us (or any of our parents or subsidiaries), including the commission of any crime (other than ordinary traffic violations);

•
any material misconduct or material neglect of duties by the option recipient in connection with our business or affairs or the business or affairs of any of our affiliates or subsidiaries or affiliates of our subsidiaries; or “cause” as defined in any employment agreement or consulting agreement between the person and us (or any of our parents or subsidiaries).

Death; retirement
If the recipient of an option either dies or retires in good standing for reasons of age or disability under our then-established rules or before the recipient’s employment or service relationship terminates, the option terminates on the earliest of:
•
the option’s stated expiration date;

•
one year following the death of the option recipient; and

•
except as the plan administrator otherwise determines in connection with the recipient’s option or otherwise, ninety days after the option recipient’s retirement in good standing for reasons of age or disability under our then-established rules.

Restricted stock awards
The plan administrator may grant awards of restricted stock on the terms, conditions and restrictions it designates in an award agreement. The recipient of a restricted stock award is issued shares of our common stock subject to the forfeiture, transferability and other restrictions, if any, set forth in the plan and the award agreement. The forfeiture and transferability restrictions are removed as the award vests over a period of at least four years from the date of grant, or as otherwise determined by the plan administrator. Vesting may occur in installments throughout the vesting period and the plan administrator may condition vesting upon the achievement of performance or service targets, the retention by the award recipient of specified shares of our common stock, or other criteria. Except for restricted stock awards granted pursuant to the 5% exception pool to the one-year minimum restriction period requirement described under the heading “Vesting” above, consistent with our prior practice, all restricted stock awards will be granted with a minimum one-year vesting period.
A recipient of a restricted stock award acquires all of the rights of a holder of our common stock with respect to the restricted shares issued pursuant to the award, whether vested or not, including the right to vote and to receive dividends, which are non-forfeitable if paid in cash. However, if our shareholders approve the changes to the plan as set forth in Proposal Four, the rights to receive dividends on unvested shares of restricted stock granted after the meeting, or payment or other settlement of dividend equivalent rights accrued on unvested shares of restricted stock granted after the meeting, will be limited as described under the heading “Dividends and dividend equivalent right” above.
We or our designee may hold certificates representing the recipient’s restricted shares until all applicable restrictions lapse or are released. The recipient must forfeit all unvested restricted shares when the recipient’s employment with or provision of services to us terminates for any reason unless the plan administrator determines otherwise. The recipient may not assign or transfer unvested restricted shares other than by will or under the laws of descent and distribution, except that the plan administrator may, in its sole discretion, permit the original recipient to transfer unvested restricted shares for no consideration to:
•
any member of the recipient’s immediate family, which for the purposes of the plan includes only the recipient’s parents, spouse, children and grandchildren;

•
any trust solely for the benefit of the recipient’s immediate family;

•
any partnership, if all its partners are members of the recipient’s immediate family; or

•
any limited liability company or corporate entity, if all its members or equity owners are members of the recipient’s immediately family.

The transferee or assignee of unvested restricted shares will be subject to all of the same terms and conditions related to the unvested restricted shares existing at the time of the transfer or assignment and to any additional conditions prescribed by the plan administrator.
Restricted stock unit awards
The plan administrator may grant awards of restricted stock units on the terms, conditions and restrictions it designates in an award agreement. A restricted stock unit represents the contractual right to receive a share of our common stock, a cash payment based on the value of our common stock, or a combination of the two in the future, contingent upon the award recipient’s completion of service and/or achievement of performance or other objectives, but not the recipient’s payment of consideration. A restricted stock unit award becomes non-forfeitable as it vests over a period of at least four years. In general, vesting may occur in installments throughout the vesting period and the plan administrator may condition vesting upon the achievement of performance or service targets, the retention by the award recipient of specified shares of our common stock, or other criteria. Except for restricted stock unit awards granted pursuant to the 5% exception pool to the one-year minimum restriction period requirement described under the heading “Vesting” above, consistent with our prior practice, all restricted stock unit awards will be granted with a minimum one-year vesting period.
Until the end of the vesting period applicable to a restricted stock unit award, the recipient will have no rights as a holder of our common stock as a result of receiving the award. However, dividend equivalent rights accrue with respect to restricted stock units granted under the plan in the form of additional units, which we refer to as “dividend units.” Dividend units are credited to the restricted stock unit when the corresponding dividend is paid on our common stock. Generally, the number of dividend units credited to a restricted stock unit with respect to a dividend is determined by multiplying the per-share amount of the dividend by the number of outstanding units under the restricted stock unit as of the dividend’s record date, and then dividing the result by our closing stock price on the date the dividend is paid. Dividend units vest on the same dates and in the same relative proportions as the restricted stock unit on which they accrue.
Upon the completion of a restricted stock unit’s vesting period, or later if distribution is deferred under another plan, we will at our election issue a certificate to the award recipient free of all of the restrictions that expired at the end of the vesting period, a cash payment based on the value of our common stock, or a combination of the two. However, the plan administrator may provide for the earlier settlement of a restricted stock unit award to the extent necessary to avoid the tax and related interest for non-compliance with Section 409A of the Internal Revenue Code.
Performance awards
The plan administrator may grant performance awards, including performance-vesting restricted stock unit awards, consisting of the right to receive stock or cash payments contingent upon the extent to which the recipient achieves predetermined performance targets based on objective performance criteria during some or all of a restriction period of at least four years, during some part of which the award may vest solely based on the passage of time. The plan administrator has discretion to determine the performance targets, and objective performance criteria applicable to a performance award, which may be related to our performance or the performance of the award recipient or any of our subsidiaries. The objective performance criteria that may be used for any performance award under the plan include, but are not limited to, the following: revenue; net revenue; net revenue (excluding the impact of one or more of our subsidiaries, acquisitions, discontinued operations and/or extraordinary or special items as determined by the plan administrator); revenue growth; net revenue growth; net revenue growth (excluding acquisitions and divestitures); earnings before interest, taxes, depreciation and amortization or “EBITDA”; adjusted measures of EBITDA adding back, among other expenses, non-cash expenses selected by the plan administrator or “Adjusted EBITDA”; Adjusted EBITDA margin; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; net income; net income growth; pre-or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance; total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow; and confidential business unit objectives. In addition, any of the foregoing measures may be determined on a GAAP or a non-GAAP basis, or on a constant currency basis, or based on an average over periods of one year or longer, and/or with respect to any organizational level specified by the plan administrator, including, but not limited to, our entire company, any parent entity of us or any of our subsidiaries, in each case as a whole, or any unit, practice, department, group, line of business, or other business unit, whether or not legally constituted, of our entire company, any parent entity of us or any of our subsidiaries. Performance awards may be measured by the fair market value of shares of our common stock, the increase in such fair market value during the award period, and/or a fixed cash amount. A performance award becomes non-forfeitable as it vests, potentially in installments, over the award period. Except for performance awards granted pursuant to the 5% exception pool to the one-year minimum vesting period requirement described under the heading “Vesting” above, consistent with our prior practice, all performance awards will be granted with a minimum one-year vesting period.
Earned performance awards may be paid in cash and/or shares of our common stock, and under such terms and conditions, including payment before the completion of the applicable restriction period, to comply with Section 409A of the Internal Revenue Code, as the plan administrator determines is appropriate.
Other equity-based awards
Other equity-based awards, consisting of stock purchase rights, awards of unrestricted shares of our common stock, and awards valued in whole or in part by reference to shares of our common stock, may be granted alone or in conjunction with other awards under the plan, at the sole and complete discretion of the plan administrator. Such awards must be memorialized in a written agreement entered into by the award recipient and the plan administrator and be subject to transferability and forfeiture provisions, as set forth in the plan.
Federal tax consequences of the plan
The following tax information is intended only as a brief overview of the current material United States federal income tax laws applicable to the plan. The summary does not purport to be a complete description of all federal tax issues, nor does it address any state, local or foreign tax matters. Each stock option or award recipient should consult his or her own tax advisors concerning the application of various tax laws that might affect his or her particular situation.
Nonqualified stock options
The holder of a nonqualified stock option recognizes no income for federal income tax purposes on the grant of the option. On the exercise of a nonqualified stock option, the difference between the fair market value of our common stock on the exercise date and the exercise price is taxable as ordinary compensation income to the holder. That fair market value becomes the recipient’s basis in the acquired shares, and such basis will be used in computing any capital gain or loss upon a subsequent disposition of such shares.
Incentive stock options
Except as described below with respect to the alternative minimum tax, the holder of an incentive stock option recognizes no income for federal income tax purposes on either the grant or exercise of an incentive stock option. If the holder does not dispose of the shares acquired upon exercise of the incentive stock option within two years after the grant date or within one year after the exercise date, any gain realized by the holder on the subsequent sale of the shares will be taxable for federal income tax purposes as long-term capital gain. If the holder sells the shares before the expiration of such two-year or one-year holding periods, the sale will be considered a “disqualifying disposition” of the shares and the difference between (i) the lesser of the value of the shares on the date of exercise or the date of sale and (ii) the exercise price will be taxable as ordinary compensation income to the holder, and the excess gain, if any, will be taxable as capital gain, which will be a long-term capital gain if the shares were held for more than one year.
The excess of the fair market value of our common stock over the exercise price at the time of exercise of an incentive stock option will constitute an item of tax preference for purposes of determining whether the holder will be subject to the alternative minimum tax in the year of exercise. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer’s regular tax liability in a later year; however, the alternative minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.
Restricted stock awards
The recipient of a restricted stock award usually does not recognize ordinary compensation income until the shares of restricted stock issued in connection with the award vest. Upon vesting, the amount of ordinary compensation income recognized by the recipient equals the excess, if any, of the fair market value of the vested shares at the time of vesting over any amount paid by the recipient for the vested shares. The recipient’s basis in the vested shares will equal the fair market value of such shares on the vesting date. Upon the subsequent sale of such vested shares, the recipient will recognize capital gain or loss, as the case may be, in an amount equal to the difference between the amount the recipient receives in exchange for the vested shares and the recipient’s basis in such shares. The gain or loss will be a long-term capital gain or loss if more than one year has passed since the shares vested.
However, the recipient of a restricted stock award may make an election under Section 83(b) of the Internal Revenue Code to recognize ordinary income upon the grant, rather than the vesting, of the restricted stock award. In this case, the recipient recognizes ordinary income on the grant date in an amount equal to the excess, if any, of the fair market value of the shares on the grant date over the amount the recipient paid for the shares. The recipient’s basis in the shares will equal the fair market value of such shares on the grant date. Upon the subsequent sale of such shares, the recipient will recognize capital gain or loss, as the case may be, in an amount equal to the difference between the amount the recipient receives in exchange for the shares and the recipient’s basis in such shares. The gain or loss will be a long-term capital gain or loss if over a year has passed since the recipient received the shares. A recipient who forfeits restricted stock for which the recipient made a Section 83(b) election is not entitled to a deduction for the amount included in the recipient’s income as a result of such election.
Restricted stock unit awards
The recipient of a restricted stock unit award recognizes no income until the recipient receives shares of common stock, or any cash payment, upon settlement of the award. Under the plan, the recipient may not be required to pay any consideration, beyond the performances of services, to receive shares or cash upon settlement of a restricted stock unit award. Thus, upon settlement of a restricted stock unit award, the recipient recognizes ordinary compensation income in an amount equal to the fair market value of the shares received (less the amount, if any, paid for such shares), or the amount of the cash payment received. The recipient’s basis in any shares received upon settlement of a restricted stock unit award will equal the fair market value of such shares on the settlement date. Upon the subsequent disposition of any such shares, the recipient will recognize capital gain or loss, as the case may be, in the amount of the difference between the price received in exchange for the shares and the recipient’s basis in such shares. The gain or loss will be a long-term capital gain or loss if more than one year has passed since the recipient received the shares.
Although restricted stock units awards vest much like restricted stock awards, the Section 83(b) election described above does not apply to restricted stock unit awards because they are unfunded and unsecured promises to issue stock to the recipient upon vesting of the award in the future. Thus, restricted stock unit awards do not involve the transfer of unvested “property” for which the ability to make an election under Section 83 of the Internal Revenue Code is available.

Unrestricted stock awards
Upon grant of an unrestricted stock award, the recipient will recognize as ordinary income the difference between the grant-date fair market value of such unrestricted stock and the amount, if any, the recipient paid for such stock. The recipient’s basis in any common stock received pursuant to the grant of an unrestricted stock award will be equal to the fair market value of the common stock on the grant date. Any gain realized by the recipient of an unrestricted stock award upon a subsequent disposition of such common stock will be taxable as a long-term capital gain if the recipient held the shares for more than one year, and as a short-term capital gain if the recipient held the shares for one year or less.
Performance awards
The recipient of a performance award, including a performance-vesting restricted stock unit award, will generally not recognize ordinary income until the vesting or settlement of the performance award. The amount of such income will equal the fair market value of the common stock on the date the award vests or is settled (less the amount, if any, the recipient paid for such stock) or, in the case of a cash-settled performance award, the amount of cash received upon settlement of the award. The recipient’s basis in any common stock that vests or is received pursuant to the vesting or settlement of a performance award will be equal to the fair market value of such common stock on the date of such vesting or settlement. Any gain realized by the recipient of a performance award upon a subsequent disposition of such common stock will be taxable as a long-term capital gain if the recipient held the shares for more than one year, and as a short-term capital gain if the recipient held the shares for one year or less.
In the case of a performance award consisting of performance-vesting restricted stock, the recipient can make a Section 83(b) election as described above to be taxed on the value of the restricted stock on the grant date rather than the vesting date. The recipient will not be entitled to a deduction for any amount included in income as a result of the Section 83(b) election if the award is later forfeited for failure to achieve the applicable performance goals.
Deductibility of awards
Generally, the Company will be entitled to deduct, as a compensation expense, any amount required to be included in a recipient’s ordinary taxable income as a result of the grant, vesting, settlement or exercise of an award under the plan. After enactment of the Tax Cuts and Jobs Act of 2017, however, United States tax law generally does not allow publicly-held companies to obtain tax deductions for compensation of more than $1.0 million paid in any year to any of the chief executive officer, the chief financial officer and the next three highest paid executive officers, as well as any officer who was treated as a covered employee under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, for any year beginning after December 31, 2016 (each, a “covered employee”). As a result, we are not entitled to a compensation deduction with respect to awards under the 2006 equity incentive plan to a covered employee to the extent the aggregate amount payable results in total compensation to the covered employee in excess of the annual $1.0 million limit.
New plan benefits
Except as described below, the following table sets forth information concerning the benefits or amounts under the plan, amended as set forth in Proposal Four, that we can determine will be received by:
•
our chief executive officer;

•
each other named executive officer;

•
all current executive officers, as a group;

•
all current directors who are not executive officers, as a group; and

•
all employees who are not executive officers, as a group.

The information in the following table is limited to the annual automatic restricted stock awards to be granted to our non-employee directors in connection with the 2023 annual meeting of our shareholders and the equity awards that may be granted to our current executive officers under our long-term incentive program, as of April 24, 2023. Except for the restricted stock awards to be granted to our non-employee directors, all awards or award amounts granted under the plan, if any, are within the discretion of our compensation committee or our board of directors.
Because the grant of awards under the plan is discretionary, the persons and groups listed in the following table may receive additional awards under the plan. Our 2006 equity incentive plan limits the aggregate number of shares of common stock that may be subject to awards granted under the plan to a single recipient in any calendar year to 150,000.
New Plan Benefits
Our 2006 equity incentive plan
Name and position	Dollar Value ($)	Number of Units (#)
Paul Maleh President, chief executive officer and chairman of the board	$1,439,960(1)	13,536(2)
Daniel Mahoney Executive vice president, chief financial officer and treasurer	$337,544(1)	3,173(2)
Chad Holmes Executive vice president and chief corporate development officer	$337,544(1)	3,173(2)
Jonathan Yellin Executive vice president and general counsel	$292,545(1)	2,750(2)
All current executive officers, as a group(3)	$2,407,593(1)	22,632
All current directors who are not executive officers, as a group	$700,000(4)	—(5)
All employees who are not executive officers, as a group(6)	—	—

(1)
Represents the grant date fair values of PRSUs granted to these executive officers on April 11, 2023, under our long-term incentive program and the plan calculated at 150% of the Target LTIP Award Value allocated to PRSUs, which are included at 100% of target in the aggregate amount reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2023.

(2)
Represents 150% of the Target LTIP Award Value divided by the price per share of our common stock on the date of grant. Actual number of RSUs, and ultimately, shares of common stock, to be granted pursuant to the PRSUs will be finally determined based on the satisfaction of certain performance goals during fiscal 2023 and fiscal 2024, as determined by our compensation committee. Our compensation committee retains the discretion to decide the timing, amount and terms of these equity awards, if any.

(3)
We currently have four executive officers who would be eligible to receive awards under the plan.

(4)
We currently have seven directors who are not executive officers and who are eligible to receive awards under the plan, all of whom are non-employee directors as defined in the plan. All of these seven directors are expected to continue serving as a director after the 2023 annual meeting and to be eligible to receive automatic restricted stock awards under the plan immediately after the annual meeting. The amount shown in the table represents the aggregate value of the shares of our common stock, based on its fair market value on the date of grant, to be issued pursuant to these automatic restricted stock awards, assuming that we will have seven non-employee directors who will be re-elected as directors at the annual meeting or whose term will continue after the annual meeting.

(5)
The number of shares of common stock issued in connection with each of these non-employee director restricted stock awards will be determined by dividing the award’s value by the closing price of our common stock on the date of grant.

(6)
Since 2009, we have, with limited exceptions, granted equity awards under the plan only to our senior corporate leaders, practice leaders and other key revenue generators under our long-term incentive program and to our non-employee directors in the form of automatic annual grants of restricted stock.

Under the plan’s general eligibility terms, as of April 1, 2023, seven non-employee directors, approximately 1,200 officers and other employees, and our outside consultants, were eligible to participate in the plan. Notwithstanding eligibility, we have historically granted equity under the plan only to our senior corporate leaders, practice leaders, other key revenue generators, contractors and certain other limited eligible persons at the discretion of our compensation committee.

EQUITY COMPENSATION PLANS
The following table provides information, as of December 31, 2022, regarding shares authorized for issuance under our equity compensation plans, including individual compensation arrangements.
Equity Compensation Plan Information as of End of Fiscal 2022
Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (#) (c)
Equity compensation plans approved by shareholders	218,996(1)	40.60(2)	449,838(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	218,996(1)	40.60(2)	449,838(3)

(1)
Amount reported consists of the following equity awards granted under our shareholder approved 2006 equity incentive plan and outstanding as of the end of fiscal 2022: 71,200 shares underlying stock option awards, 74,056 shares underlying time-vesting restricted stock unit awards, 7,310 shares underlying performance-vesting restricted stock unit awards for which the performance conditions had been determined as of the end of fiscal 2022, and 66,430 shares underlying performance-vesting restricted stock unit awards for which the performance conditions had not been determined as of the end of fiscal 2022 (assuming target performance will be achieved). The number of shares underlying performance-vesting restricted stock unit awards for which the performance conditions had not been determined as of the end of fiscal 2022 (assuming that their highest level of performance will be achieved) is 87,736.

(2)
Amount reported is the weighted-average exercise price of the 71,200 stock options reported in column (a); the weighted-average remaining life of these stock options is 3.78 years.

(3)
Amount reported consists of 238,061 shares of common stock reserved for future issuance under our 2006 equity incentive plan and 211,777 shares of common stock reserved for future issuance under our 1998 employee stock purchase plan, which is a tax-qualified plan under Section 423 of the Internal Revenue Code. Amount reported does not include the increase of the shares of common stock underlying the plan by 500,000 shares pursuant to Proposal Four.

Equity award activity over fiscal 2020, 2021 and 2022(13)
Restricted Stock.   The following table details the grant, vesting and forfeiture activity of shares of restricted stock under our 2006 equity incentive plan over fiscal 2020, 2021and 2022:
Shares of Restricted Stock	Number of Shares
Non-vested at December 28, 2019	31,523
Granted	16,454
Vested	(14,437)
Forfeited	—
Non-vested at January 2, 2021	33,540
Granted	10,491
Vested	(13,248)
Forfeited	—
Non-vested at January 1, 2022	30,783
Granted	8,354
Vested	(10,903)
Forfeited	(1,325)
Non-vested at December 31, 2022	26,909
RSUs.   The following table details the grant, vesting and forfeiture activity of time-vesting restricted stock units under our 2006 equity incentive plan over fiscal 2020, 2021 and 2022:
Time-Vesting Restricted Stock Units	Number of Units
Outstanding at December 28, 2019	64,638
Granted	43,334
Vested	(22,983)
Forfeited .	—
Outstanding at January 2, 2021	84,989
Granted.	26,563
Vested .	(29,171)
Forfeited	—
Outstanding at January 1, 2022	82,381
Granted.	20,373
Vested	(28,698)
Forfeited	—
Outstanding at December 31, 2022	74,056

(13)
Reflects that, beginning in fiscal 2016, only our executive officers have received the full LTIP equity awards consisting of stock options, RSUs and PRSUs due to constraints on the number of shares available under our 2006 equity incentive plan.

PRSUs.   The following table details the grant, vesting and forfeiture activity of performance-vesting restricted stock units under our 2006 equity incentive plan over fiscal 2020, 2021 and 2022. For purposes of this table, granted PRSUs are counted based on the target number of units that could vest upon achievement of the PRSUs’ performance conditions.
Performance-Vesting Restricted Stock Units	Number of Units
Outstanding at December 28, 2019	37,344
Granted	26,897
Vested	(23,976)
Forfeited	—
Outstanding at January 2, 2021	40,265
Granted	20,739
Vested	(22,823)
Forfeited	—
Outstanding at January 1, 2022	38,181
Granted	18,794
Vested	(26,526)
Forfeited	—
Outstanding at December 31, 2022	30,449
Stock Options.   The following table details the grant, exercise, expiration and forfeiture activity of stock options under our 2006 equity incentive plan and other stock option plans (none of which had any stock options outstanding as of the end of fiscal 2022) over fiscal 2020, 2021 and 2022:
Stock Options	Number of Shares
Outstanding at December 28, 2019	444,489
Granted	—
Exercised	(118,841)
Expired	—
Forfeited	—
Outstanding at January 2, 2021	325,648
Granted	—
Exercised	(192,803)
Expired	—
Forfeited	—
Outstanding at January 1, 2022	132,845
Granted	—
Exercised	(61,645)
Expired	—
Forfeited	—
Outstanding at December 31, 2022	71,200

REPORT OF THE AUDIT COMMITTEE
Our firm’s board of directors appointed an audit committee to, among other things, monitor the integrity of our firm’s consolidated financial statements, our firm’s system of internal controls, and the independence and performance of our firm’s independent registered public accountants. The audit committee also selects our firm’s independent registered public accountants. The audit committee is governed by a written charter adopted by our firm’s board of directors. A current copy of the audit committee charter is available through the Investor Relations page of our website at www.crai.com.
During fiscal 2022, the audit committee consisted of three non-employee directors. Each member of the audit committee is or was “independent” within the meaning of the rules of the Nasdaq Stock Market.
Our firm’s management is responsible for the firm’s financial reporting process, including its system of internal controls, and for the preparation of the firm’s consolidated financial statements in accordance with generally accepted accounting principles. Our firm’s independent registered public accountants are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing. We have relied, without independent verification, on the information provided to us and on the representations made by our firm’s management and independent registered public accountants.
In fulfilling our oversight responsibilities, we discussed with representatives of Grant Thornton LLP, or “GT,” our firm’s independent registered public accountants for fiscal 2022, the overall scope and plans for their audit of our firm’s consolidated financial statements for fiscal 2022. We met with them, with and without our firm’s management present, to discuss the results of their audits and their evaluations of our firm’s internal controls and the overall quality of our firm’s financial reporting. We reviewed and discussed our firm’s audited consolidated financial statements for fiscal 2022 with our firm’s management and independent registered public accountants.
In addition, we reviewed the report of our firm’s management contained in our firm’s annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC, as well as GT’s Report of Independent Registered Public Accounting Firm included in our firm’s annual report on Form 10-K for the fiscal year ended December 31, 2022 related to its audit of (1) our firm’s consolidated financial statements and (2) the effectiveness of our firm’s internal control over financial reporting. We discussed with our firm’s independent registered public accountants the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, including a discussion of our firm’s accounting principles, the application of those principles, and the other matters we were required to discuss with our firm’s independent registered public accountants under generally accepted auditing standards. In addition, we received from our firm’s independent registered public accountants a letter containing the written disclosures required by applicable standards of the Public Company Accounting Oversight Board and discussed the disclosures with them, as well as other matters relevant to their independence from our firm’s management and our firm. In evaluating the independence of our firm’s independent registered public accountants, we considered the fact that all audit-related services, tax services and other services for fiscal 2022 were pre-approved by the audit committee, which determined that such services would not impair the independence of the auditor and are consistent with the Securities and Exchange Commission’s rules on auditor independence.
Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in our firm’s audit committee charter, we recommended to our firm’s board of directors that our firm’s audited consolidated financial statements for fiscal 2022 be included in our firm’s annual report on Form 10-K for fiscal 2022 filed on March 2, 2023.
The audit committee
Robert Holthausen (Chair)
Richard Booth
Alva Taylor, Ph.D.

PROPOSAL FIVE:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Overview
Proposal Five concerns the ratification of the appointment by our audit committee of Grant Thornton LLP to be our independent registered public accountants for our fiscal year ending December 30, 2023.
The report of GT on our consolidated financial statements as of and for the year ended December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended December 31, 2022, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Under rules of the Securities and Exchange Commission and the Nasdaq Stock Market, appointment of our independent registered public accountants is the direct responsibility of our audit committee.
Although ratification of this appointment by our shareholders is not required by law, our board of directors believes that seeking shareholder ratification is a good practice that provides shareholders an avenue to express their views on this important matter.
Our board of directors recommends that shareholders vote to ratify the appointment of Grant Thornton as our auditors for the fiscal year ending December 30, 2023. If our shareholders do not ratify the appointment of Grant Thornton, our audit committee may, but is not required to, reconsider its decision. In any case, our audit committee may, in its discretion, appoint new independent registered public accountants at any time during the year if it believes that such change would be in our best interest and the best interest of our shareholders. We expect that representatives of Grant Thornton will be present at the annual meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from shareholders.
Our board of directors recommends that you vote FOR Proposal Five to ratify the appointment by our audit committee of Grant Thornton LLP as our independent registered public accountants for fiscal 2023.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees and Services
The following is a summary of the fees and out-of-pocket expenses for professional services rendered by GT, our current registered independent public accountants, for fiscal 2022 and fiscal 2021.
Fee category	Fiscal 2022	Fiscal 2021
Audit fees	$1,768,385	$1,746,173
Audit-related fees	—	—
Tax fees	$42,400	$75,549
All other fees	—	—
Total fees	$1,810,785	$1,821,722
Audit fees
Audit fees comprise fees and out-of-pocket expenses for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the integrated audit of our annual financial statements and the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements. Audit fees also include fees for services that are normally provided in connection with statutory and regulatory financial statement filings.
Audit-related fees
In fiscal 2022 and fiscal 2021, GT did not perform any assurance or related services for us that were reasonably related to the performance of the audit or review of our financial statements, except as disclosed under the heading “Audit fees” above.
Tax fees
In fiscal 2022 and fiscal 2021, GT performed tax services that were pre-approved by our audit committee, which determined that such services would not impair the independence of the auditor and were consistent with the Securities and Exchange Commission’s rules on auditor independence.
All other fees
In fiscal 2022 and fiscal 2021, GT did not perform any other services for us other than those disclosed under the headings “Audit fees” and “Tax fees” above.
Pre-approval policies and procedures
At present, our audit committee approves each engagement for audit or non-audit services before we engage our independent registered public accountants to provide those services. However, our audit committee has delegated to the chairman of the committee the authority to pre-approve audit and non-audit services that the chairman determines in good faith would not impair the independence of our independent registered public accountants. The chairman of our audit committee must notify the other members of the committee of any audit or non-audit service that he pre-approves under this delegation of authority. Any other audit and non-audit services require pre-approval by the entire audit committee.
Our audit committee has not established any pre-approval policies or procedures that would allow our management to engage our independent registered public accountants to provide any specified services with only an obligation to notify the committee of the engagement for those services. None of the services provided by GT for fiscal 2022 was obtained in reliance on the waiver of the pre-approval requirement permitted by SEC regulations.

SHAREHOLDER PROPOSALS
Shareholder proposals for inclusion in our proxy materials relating to the 2024 annual meeting of our shareholders must be received by us at our executive offices no later than January 27, 2024 or, if the date of that meeting is more than 30 calendar days before or after July 13, 2024, a reasonable time before we begin to print and send our proxy materials with respect to that meeting.
In addition, our by-laws provide that a shareholder desiring to bring business before any meeting of shareholders or to nominate any person for election to our board of directors must give timely written notice to our secretary in accordance with the procedural requirements set forth in our by-laws. In the case of a regularly scheduled annual meeting, written notice must be delivered or mailed to and received at our principal executive offices not less than 60 days nor more than 90 days before the first Monday in May in the year of the annual meeting (the default date for such meetings set in our by-laws), must describe the business to be brought before the meeting, and must provide specific information about the proposing shareholder, other supporters of the proposal, their stock ownership and their interest in the proposed business. If we hold the 2024 annual meeting of our shareholders before May 1, 2024, and if we give less than 70 days’ notice or prior public disclosure of the date of that meeting, then the shareholder’s notice must be delivered or mailed to and received at our principal executive offices not later than the close of business on the tenth day after the earlier of (1) the day on which we mail notice of the date of the annual meeting and (2) the day on which we publicly disclose the date of the annual meeting. If we hold the 2024 annual meeting of our shareholders on or after May 1, 2024, in order to bring an item of business before the meeting in accordance with our by-laws, a shareholder must deliver the requisite notice of that item of business to us between February 6, 2024 and March 7, 2024. In addition, to comply with universal proxy rules, any notice of a solicitation of proxies in support of director nominees other than our nominees must set forth the information required by Rule 14a-19 under the Exchange Act and be postmarked or transmitted electronically to us at our principal executive office no later than May 14, 2024, or, if the date of the 2024 annual meeting has changed by more than 30 calendar days from the 2023 annual meeting, then by the later of 60 calendar days prior to the date of the 2024 annual meeting or the 10th calendar day after the day on which we first publicly announce the date of the 2024 annual meeting.
AVAILABLE INFORMATION
Shareholders of record on May 22, 2023 will receive this proxy statement and our annual report to shareholders, which contains detailed financial information about us. The annual report is not incorporated herein and is not deemed a part of this proxy statement.

Annex A
CRA INTERNATIONAL, INC.
AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN
(as proposed to be amended)
SECTION 1.   PURPOSE
This 2006 Equity Incentive Plan (the “Plan”) of CRA International, Inc. (the “Company”), is designed to provide additional incentive to executives and other key employees of the Company, and any parent or subsidiary of the Company, and to certain other individuals providing services as independent contractors to or acting as non-employee directors of the Company or any such parent or subsidiary. The Company intends that this purpose will be effected by the granting of incentive stock options (“Incentive Stock Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options (“Nonqualified Options” and, together with Incentive Stock Options, “Options”), shares of Common Stock (as defined below) subject to restrictions under Section 83 of the Code (“Restricted Stock”), Restricted Stock Units (as defined in Section 6.8), Performance Awards (as defined in Section 7.1(a)), SARs (as defined in Section 7.2), and certain other equity-based awards (Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Performance Awards, SARs and the other awards issuable under the Plan collectively referred to as “Awards”), which afford such executives, key employees or other individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock or otherwise receive compensation based on the value, or an increase in the value, of the Company. The Company intends that Incentive Stock Options issued under the Plan will qualify as “incentive stock options” as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention. As used in the Plan the terms “parent” and “subsidiary” shall have the respective meanings set forth in Section 424 of the Code.
SECTION 2.   ADMINISTRATION
2.1   THE PLAN ADMINISTRATOR.   The Plan shall be administered by the Plan Administrator (the “Plan Administrator”), which shall consist of the Board of Directors of the Company (the “Board”) or, if appointed by the Board, a committee consisting of at least two “Outside Directors.” As used herein, the term Outside Director means any director of the Company who (i) is not a current employee of the Company or a member of an “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliate”), (ii) is not a former employee of the Company or any Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliate’s taxable year, (iii) has not been an officer of the Company or any Affiliate; (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director, and the term “Outside Director” shall be interpreted in a manner consistent with the interpretation of the term “outside director” as defined in Section 162(m) of the Code and the Treasury Regulations issued thereunder. If the Plan is not administered by the Board, none of the members of the Plan Administrator shall be an officer or other employee of the Company. It is the intention of the Company that the Plan, if not administered by the Board, shall be administered by a committee having two or more “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but the authority and validity of any act taken or not taken by the Plan Administrator shall not be affected if any person administering the Plan is not a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Plan Administrator shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.
2.2   POWERS OF THE PLAN ADMINISTRATOR.   Subject to the terms and conditions of the Plan, the Plan Administrator shall have the power:
(a)   To determine from time to time the persons eligible to receive Awards and the Awards to be granted to such persons under the Plan and to prescribe the terms, conditions, Vesting Schedules (as defined in Section 3.5), and other restrictions, if any, and provisions (which need not be identical) of each Award granted under the Plan to such persons;
(b)   To construe and interpret the Plan and Awards granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Plan Administrator may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Plan Administrator in the exercise of this power shall be final and binding upon the Company and Award holders;
(c)   To make, in its sole discretion, changes to any outstanding Award granted under the Plan, provided that such changes are not prohibited by any other provision under the Plan; and
(d)   Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.
SECTION 3.   GENERAL PROVISIONS
3.1   STOCK TO BE ISSUED.   The stock subject or related to the Awards granted under the Plan shall be shares of the Company’s authorized but unissued common stock, without par value (the “Common Stock”). The total number of shares that may be issued pursuant to Awards granted under the Plan shall not exceed an aggregate of ~~5,649,000~~6,149,000 shares of Common Stock (the “Reserve Limit”); provided, however, that (a) any ~~shares of Common Stock issued in connection with Awards granted under Section 6 (other than Section 6.8), and any shares of Common Stock by which Awards granted under Section 6.8 or Section 7 are measured~~Full-Share Award (as defined below), will be counted against the Reserve Limit (i) as one and eight-tenths (1.8) shares of Common Stock for every one share so issued or by which such Award is so measured for Awards granted prior to March 12, 2008, (ii) as two and two tenths (2.2) shares of Common Stock for every one share so issued or by which such Award is so measured for Awards granted on or after March 12, 2008 but before April 30, 2010, and (iii) as one and eighty-three hundredths (1.83) shares of Common Stock for every one share so issued or by which such Award is so measured for Awards granted on or after April 30, 2010, and (b) the class and aggregate number of shares of Common Stock which may be subject to Awards granted under the Plan shall be subject to adjustment as provided in Section 8. Notwithstanding anything to the contrary in the foregoing, to the extent that any Award by its terms may only be satisfied in cash (and not in shares of Common Stock), such Award will not count against the Reserve Limit. To the extent that any Award may be satisfied in cash or shares of Common Stock at the option of the Company or the Plan Administrator, such Award shall count against the Reserve Limit unless and until the Company or the Plan Administrator elects to settle such Award in cash (or partially in cash), at which time the shares subject to such Award (to the extent settled in cash) may again be the subject of Awards under the Plan pursuant to Section 3.2.
3.2   EXPIRATION, CANCELLATION OR TERMINATION OF AWARD; SETTLEMENT IN CASH.   Whenever any outstanding Award under the Plan expires, or is cancelled, forfeited or otherwise terminated (other than by exercise or payment), the shares of Common Stock allocable to the portion of such Award that has expired, or has been cancelled, forfeited or otherwise terminated, may again be the subject of Awards under the Plan. Whenever payment of any outstanding Award under the plan is made in whole or in part in cash, any shares of Common Stock that were previously counted toward the Reserve Limit pursuant to Section 3.1 with respect to the portion of such Award that was so paid may again be the subject of Awards under the Plan.
3.3   LIMITATION ON GRANTS.   In no event may any Plan participant be granted Awards with respect to more than 150,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section 8). The number of shares of Common Stock issuable pursuant to or otherwise related to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated, shall continue to count toward the foregoing limitation in such calendar year. In addition, if the purchase price of shares of Common Stock subject to an Option is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

3.4   MINIMUM VESTING PERIOD.   All Awards must be granted with a Vesting Schedule (as defined below) that does not provide for such Award, or any portion thereof, to Vest (as defined below) prior to the first anniversary of such Award’s date of grant, provided that the Plan Administrator may grant Awards that do not satisfy the foregoing requirements in an aggregate amount (with such Awards counted for this purpose as set forth in Section 3.1) that does not exceed 5% of the Reserve Limit.
3.5   DEFINITIONS.   As used in the Plan, the following terms are given the following respective meanings:
(a)   “Full-Share Award” means any Award granted under the Plan other than an Option or a SAR, and the term “Full-Share Award” shall include without limitation any Award in the form of Restricted Stock or Restricted Stock Units.
(b)   “Vest” means, with respect to any Award or portion thereof, to become (i) non-forfeitable, if such Award is Restricted Stock, (ii) exercisable, if such Award is an Option or SARs, or (iii) payable in cash, shares of Common Stock or otherwise, if such Award is Restricted Stock Units, a Performance Award, or any other Award granted under the Plan. Grammatical variations of “Vest” (such as “Vested”) shall have correlative meanings. Awards may Vest based on (w) continued employment with or provision of services (including as a director) to the Company (or any parent or subsidiary of the Company), (x) if and to the extent performance conditions are achieved, (y) any other conditions specified by the Plan Administrator in its discretion, or (z) any combination of the foregoing specified by the Plan Administrator in its discretion.
(c)   “Vesting Schedule” means, with respect to any Award, the schedule set forth in the applicable Award Agreement, which must be consistent with all of the limitations on such schedule set forth in the Plan, including this Section 3.4, pursuant to which such Award or portions thereof may Vest. An Award may Vest in installments over its Vesting Schedule.
(d)   “Restriction Period” means, with respect to an entire Award or portion thereof, as applicable, the period during which such Award or portion thereof, as applicable, (i) has not Vested but (ii) retains the potential to Vest in accordance with the Award’s Vesting Schedule.
(e)   “Performance-Based Award” means any Award that Vests only if performance conditions are achieved (understanding that such Vesting may additionally require the satisfaction of conditions other than performance conditions, such as the continuation of employment or provision of services).
3.6   DIVIDENDS AND DIVIDEND EQUIVALENT RIGHTS.   Notwithstanding any provision of the Plan or any Award agreement to the contrary, with respect to any Option, SAR or Full-Share Award granted on or after July 11, 2018 (the “2018 Approval Date”):
(a)   no dividend or dividend equivalent right shall be paid or accrue with respect to such Option or SAR, or the shares of Common Stock or other securities underlying such Option or SAR, prior to the receipt of such shares or securities upon the exercise of such Option or SAR;
(b)   no dividend shall be paid with respect to any portion of such Full-Share Award, or the shares of Common Stock or other securities underlying such portion, unless such portion has Vested on or prior to the record date for such dividend, provided, however, that the forgoing shall not prohibit the payment or other settlement of any accrued dividend equivalent right respect to such Full-Share Award in accordance with Section 3.6(c),
(c)   if specified by the Plan Administrator in the agreement for such Full-Share Award, dividend equivalent rights may accrue with respect to such Full-Share Award, or the shares of Common Stock or other securities underlying such Full-Share Award, provided, however, that (i) such dividend equivalent rights may not be paid or otherwise settled, whether in the form of cash, additional shares of Common Stock or otherwise, with respect to any portion of such Full-Share Award, or the shares of Common Stock or other securities underlying such portion, unless and until such portion has Vested and (ii) such dividend equivalent rights accrued on a portion of a Full-Share Award that has not Vested shall be subsequently forfeited if, when and to the extent that such portion of the Full-Share Award is forfeited.

For the sake of clarity, none of the foregoing provisions of this Section 3.6 shall restrict, to the extent otherwise permitted by the Plan and the applicable Award agreement, (i) the payment of dividends on any Vested shares of Restricted Stock or shares of Common Stock or other securities received upon the exercise of any Option or SAR, (ii) the payment or other settlement of accrued dividend equivalent rights with respect to any portion of any Full-Share Award, or the shares of Common Stock or other securities underlying such portion, on or after the time that such portion has become Vested, or (iii) the payment of any dividend on any shares of Restricted Stock that was granted prior to the 2018 Approval Date.
SECTION 4.   ELIGIBILITY
4.1   PERSONS ELIGIBLE.   Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or any parent or subsidiary of the Company. Any other type of Award may be granted to officers or other employees of the Company or any parent or subsidiary of the Company, and to non-employee members of the Board and independent contractors who render services to the Company or any such parent or subsidiary (regardless of whether they are employees).
SECTION 5.   STOCK OPTIONS
5.1   GREATER-THAN-TEN-PERCENT STOCKHOLDERS.   Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the Option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a “greater-than-ten-percent stockholder”), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such Option is granted, and (ii) that such Option shall not be exercisable to any extent after the expiration of five years from the date it is granted.
5.2   MAXIMUM AGGREGATE FAIR MARKET VALUE.   The aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or any parent or subsidiary for the issuance of Incentive Stock Options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to Incentive Stock Options by the Code or any other applicable law or regulation). Any Incentive Stock Option granted in excess of the foregoing limitation shall be specifically designated as being a Nonqualified Option.
5.3   TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP WITH COMPANY.    Except as may otherwise be determined by the Plan Administrator either in connection with the relevant Award or otherwise, Options shall terminate on the earlier of:
(a)   the date of expiration thereof;
(b)   immediately upon the termination of the optionee’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) for cause (as determined by the Company or such parent or subsidiary); or
(c)   thirty (30) days after termination of the optionee’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or such parent or subsidiary of the Company) without cause or voluntarily by the optionee other than as a result of death or retirement in good standing for reasons of age or disability under the then-established rules of the Company; provided, however, that (i) during any period after such termination of employment or service before termination of an optionee’s Option, the optionee shall have the right to exercise such Option only to the extent that the optionee was entitled to exercise such Option immediately prior to such termination of employment or performance of services; and (ii) Nonqualified Options granted to persons who are not employees of the Company (or any parent or subsidiary of the Company) need not, unless the Plan Administrator determines otherwise, be subject to the provisions set forth in subsections 5.3(b) and (c).

As used herein, “cause” shall mean (w) any material breach by the optionee of any agreement to which the optionee and the Company (or any parent or subsidiary of the Company) are both parties, (x) any act or omission to act by the optionee which may have a material and adverse effect on the business of the Company (or any such parent or subsidiary) or on the optionee’s ability to perform services for the Company (or any such parent or subsidiary), including, without limitation, the commission of any crime (other than ordinary traffic violations), (y) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company (or any such parent or subsidiary) or any affiliate of the Company (or any such parent or subsidiary) or (z) as it is defined in any employment agreement or consulting agreement between the optionee and the Company (or any such parent or subsidiary).
5.4   DEATH OR RETIREMENT OF OPTIONEE.   In the event of the death of the holder of an Option that is subject to subsection (b) or (c) of Section 5.3 above prior to termination of the optionee’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the Option to the extent the optionee was entitled to exercise such Option at the time of his death.
If, before the date of the expiration of an Option that is subject to subsection (b) or (c) of Section 5.3 above, the optionee shall be retired in good standing from the Company for reasons of age or disability under the then-established rules of the Company, except as may otherwise be determined by the Plan Administrator either in connection with the relevant Award or otherwise, the Option shall terminate on the earlier of such date of expiration or ninety (90) days after the date of such retirement. In the event of such retirement, except as may otherwise be determined by the Plan Administrator either in connection with the relevant Award or otherwise, the optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement.
5.5   OPTION AGREEMENT.   Each Option agreement shall be in writing and shall contain such terms, conditions, restrictions (if any), and provisions as the Plan Administrator shall from time to time deem appropriate. Such provisions or conditions may include, without limitation, restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Plan Administrator; provided, however, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each Option agreement by appropriate language shall include the substance of the provisions contained in this Section 5 and other relevant sections of the Plan.
5.6   EXPIRATION OF OPTION/SAR.   Notwithstanding any other provision of the Plan or of any Option or SAR agreement, each Option or SAR shall expire on the date specified in the Option or SAR agreement, which date shall not be later than (i) the seventh (7th) anniversary, in the case of an Option (other than an Incentive Stock Option granted to a greater-than-ten-percent stockholder) granted prior to July 12, 2017 (the “2017 Approval Date”), (ii) the tenth (10th) anniversary, in the case of an Option (other than an Incentive Stock Option granted to a greater-than-ten-percent stockholder) granted on or after the 2017 Approval Date or any SAR, and (iii) the fifth (5th) anniversary, in the case of an Incentive Stock Option granted to a greater-than-ten-percent stockholder, of the date on which the Option was granted.
5.7   PURCHASE PRICE; LIMITS ON REPRICINGS, EXCHANGES AND BUYOUTS.   The purchase price per share under each Option shall be determined by the Plan Administrator at the time the Option is granted, which shall not be less than the fair market value of a share of Common Stock on the date the Option is granted; provided, however, that (a) the purchase price of any Incentive Stock Option to a greater-than-ten-percent stockholder shall be 110% of such fair market value, and (b) the Plan Administrator has the authority (i) to reduce the purchase price of any Option or SARs, (ii) to exchange any Option or SARs for a new Award with a lower (or no) purchase price, or (iii) to repurchase or buyout any Option or SARs for cash, provided that any action described in the foregoing clauses (i), (ii) or (iii) is approved by the stockholders of the Company. For purposes of the Plan, the fair market value of a share of Common Stock shall be the closing price per share on the applicable date as reported by a nationally recognized stock exchange, or, if shares of Common Stock are not reported by such a stock exchange, the fair market value as determined by the Plan Administrator.
5.8   EXERCISE.   Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares of Common Stock for which the Option may be exercised at a particular time and to such other conditions as the Plan Administrator in its discretion may specify upon granting the Option.
5.9   METHOD OF EXERCISE.   Any Option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the “Notice”), accompanied by payment for such shares.
5.10   PAYMENT OF PURCHASE PRICE.   Payment for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made either by (i) cash or check equal to the Option price for the number of shares specified in the Notice, (ii) with the consent of the Plan Administrator, other shares of Common Stock that have a fair market value on the date of surrender sufficient to satisfy the aggregate purchase price of the shares as to which such Option shall be exercised, (iii) with the consent of the Plan Administrator, delivery of such documentation as the Plan Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the purchase price, (iv) with the consent of the Plan Administrator, such other consideration which is acceptable to the Plan Administrator and which has a fair market value equal to the purchase price of such shares, or (v) with the consent of the Plan Administrator, a combination of (i), (ii), (iii) or (iv). For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Company shall be determined in the manner specified in Section 5.7. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares of Common Stock with respect to which such Option has been so exercised, issued in the optionee’s name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.
5.11   TRANSFERABILITY OF OPTIONS.   Options shall not be transferable by the optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the optionee. Notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, permit the transfer or assignment of a Nonqualified Option by the original optionee for no consideration to: (i) any member of the optionee’s Immediate Family; (ii) any trust solely for the benefit of members of the optionee’s Immediate Family; (iii) any partnership whose only partners are members of the optionee’s Immediate Family; or (iv) any limited liability company or corporate entity whose only members or other equity owners are members of the optionee’s Immediate Family. For purposes of the Plan, “Immediate Family” means an optionee’s parents, spouse, children and grandchildren. Nothing contained in this Section shall be construed to require the Plan Administrator to give its approval to any transfer or assignment of any Nonqualified Option or portion thereof, and approval to transfer or assign any Nonqualified Option does not mean that such approval will be given with respect to any other Nonqualified Option or portion thereof. The transferee or assignee of any Nonqualified Option shall be subject to all of the terms and conditions applicable to such Nonqualified Option immediately prior to the transfer or assignment and shall be subject to any conditions prescribed by the Plan Administrator with respect to such Nonqualified Option. In particular, and without limiting the generality of the foregoing, the termination of employment, retirement or death of the original optionee shall continue to determine the term and time for exercise of such Nonqualified Option for purposes of Sections 5.3 and 5.4.
5.12   RIGHTS OF OPTIONEES.   No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any Option unless and until the Option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered certificates representing such shares to the optionee.
5.13   LIMITATION ON GRANT OF INCENTIVE STOCK OPTIONS.   Except as may otherwise be permitted by the Code or other applicable law or regulation, no Option shall be an Incentive Stock Option if it is granted more than ten (10) years after the latest date (the “Last Approval Date”) of (i) any shareholder approval or re-approval of the Plan and (ii) any shareholder approval of an amendment to the Plan changing the class of persons eligible to receive Awards or the aggregate number of shares of Common Stock issuable pursuant to the Plan. Any Option granted more than ten (10) years after the Last Approval Date shall be specifically designated as being a Nonqualified Option.
SECTION 6.   RESTRICTED STOCK AND RESTRICTED STOCK UNITS
6.1   RESTRICTED STOCK AWARDS.   The Plan Administrator may grant Restricted Stock to any person eligible to participate in the Plan in accordance with Section 4.1 in such number of shares of Common Stock, and on such terms, conditions, Vesting Schedule and other restrictions, whether based on performance standards, periods of service, retention by the Restricted Stock holder of ownership of purchased or designated shares of Common Stock or other criteria, as the Plan Administrator shall establish. If the Plan Administrator determines to grant Awards of Restricted Stock that are Performance-Based Awards under this Section 6.1 to “covered employees” (as defined in Section 162(m) of the Code), the Plan Administrator shall cause to be set forth in the applicable Award agreement one or more of the Performance Factors (defined in Section 7.1(f)) that will be used to measure performance conditions, and the specific performance goals applicable to each Performance Factor so selected, for purposes of such Award’s Vesting Schedule. Each Restricted Stock Award shall be granted with a minimum Restriction Period of 4 years from the Award’s date of grant, provided, however, that notwithstanding the foregoing (a) subject to compliance with Section 3.4, the Award may Vest, and any other restrictions applicable to such Award may lapse, over such initial Restriction Period in installments, and (b) after the Award has been granted, the Vesting Schedule of the Award may be accelerated, and any other restrictions of such Award may be waived, in accordance with Section 6.7 and/or Section 8.4. The terms of any Restricted Stock Award granted under this Plan shall be set forth in an Award agreement, which shall contain provisions determined by the Plan Administrator and not inconsistent with this Plan.
6.2   ISSUANCE OF RESTRICTED SHARES.   As soon as practicable after the date of grant of Restricted Stock by the Plan Administrator, the Company shall cause to be transferred on the books of the Company, or its agent, shares of Common Stock, registered on behalf of the Restricted Stock holder, evidencing the Restricted Stock covered by the Award, but subject to forfeiture to the Company as of the date of grant if an Award agreement with respect to the Restricted Stock covered by the Award is not duly executed by the Restricted Stock holder and timely returned to the Company. All shares of Restricted Stock shall be subject to the restrictions, terms and conditions contained in the Plan and the Award agreement entered into by the Restricted Stock holder. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock, the share certificates representing such Restricted Stock may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Restricted Stock holder. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.5, one or more share certificates, registered in the name of the Restricted Stock holder, for an appropriate number of shares as provided in Section 6.5, free of any restrictions set forth in the Plan and the Award agreement, shall be delivered to the Restricted Stock holder.
6.3   SHAREHOLDER RIGHTS.   Beginning on the date of grant of the Restricted Stock and subject to execution of the Award agreement as provided in Section 6.2, the Restricted Stock holder shall become a shareholder of the Company with respect to all shares subject to the Award agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares, provided, however, that such holder’s rights to receive dividends with respect to such Restricted Stock shall be subject to the limitations set forth in Section 3.6, and, provided, further, that any shares of Common Stock or other securities distributed as a dividend or otherwise with respect to any Restricted Stock that has not Vested shall be subject to the same restrictions and Vesting as such Restricted Stock and held or restricted as provided in Section 6.2.
6.4   RESTRICTION ON TRANSFERABILITY.   None of the shares of Restricted Stock may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to Vesting and the lapse of any other restrictions applicable thereto. Notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, permit the transfer of shares of Restricted Stock by the original Award holder for no consideration to: (i) any member of the Award holder’s Immediate Family; (ii) any trust solely for the benefit of members of the Award holder’s Immediate Family; (iii) any partnership whose only partners are members of the Award holder’s Immediate Family; or (iv) any limited liability company or corporate entity whose only members or other equity owners are members of the Award holder’s Immediate Family. Nothing contained in this Section shall be construed to require the Plan Administrator to give its approval to any transfer or assignment of any Restricted Stock Award or portion thereof, and approval to transfer or assign any Restricted Stock Award does not mean that such approval will be given with respect to any other Restricted Stock Award or portion thereof. The transferee or assignee of any Restricted Stock Award shall be subject to all of the terms and conditions applicable to such Restricted Stock Award immediately prior to the transfer or assignment, including but not limited to its Vesting Schedule and any other restrictions set forth in the applicable Award agreement, and shall be subject to any conditions prescribed by the Plan Administrator with respect to such Restricted Stock Award.
6.5   DELIVERY OF SHARES UPON VESTING.   Upon Vesting, shares of Restricted Stock shall no longer be forfeitable. As promptly as administratively feasible after such Vesting, and the satisfaction or release from any other conditions prescribed by the Plan Administrator, the Company shall deliver to the Restricted Stock holder or, in case of the Restricted Stock holder’s death, to the person to whom the holder’s rights with respect to such shares of Restricted Stock shall have been transferred by will or by the laws of descent and distribution, one or more share certificates for the appropriate number of shares of Common Stock, free of the forfeiture restrictions that expired as of Vesting.
6.6   FORFEITURE OF RESTRICTED STOCK.   All shares of Restricted Stock shall be immediately forfeited and returned to the Company, and all rights of the Restricted Stock holder with respect to such Restricted Stock shall terminate, if, prior to such shares having Vested (including by operation of Section 6.7 or Section 8.4), the Restricted Stock holder’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) terminates for any reason.
6.7   WAIVER OF RESTRICTION PERIOD.   Notwithstanding any other provision of this Plan to the contrary, the Plan Administrator may, subsequent to the grant of any Award and in its discretion, accelerate in whole or part the Vesting of any Award, or waive any other conditions that the Award is subject to, but only upon the occurrence of appropriate circumstances (including the death, disability or retirement of the Award holder or a material change in circumstances arising after the date of an Award) as the Plan Administrator may determine. Any of the foregoing actions by the Plan Administrator shall be subject to such terms and conditions (including forfeiture of any portion of the Award) as the Plan Administrator shall deem appropriate. The foregoing notwithstanding, any acceleration of Vesting in connection with a Change in Control shall be consistent with Section 8.4.
6.8   RESTRICTED STOCK UNIT AWARDS.   Without limiting the generality of the foregoing provisions of this Section 6, and subject to such terms, limitations and restrictions as the Plan Administrator may impose, the Plan Administrator may grant restricted stock units (“Restricted Stock Units”) to any person eligible to participate in the Plan in accordance with Section 4.1, representing the right to receive shares of Common Stock, a cash payment measured by the value of shares of Common Stock, or both, subject to the completion of service by the Restricted Stock Unit holder and/or the achievement of one or more goals relating to performance or other objectives. If the Plan Administrator determines to grant Awards of Restricted Stock Units that are Performance-Based Awards under this Section 6.8 to “covered employees” (as defined in Section 162(m) of the Code), the Plan Administrator shall cause to be set forth in the applicable Award agreement one or more of the Performance Factors (defined in Section 7.1(f)) that will be used to measure performance conditions, and the specific performance goals applicable to each Performance Factor so selected, for purposes of such Award’s Vesting Schedule. Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award agreements entered into by the appropriate Restricted Stock Unit holders. Until an Award of Restricted Stock Units or portion thereof, as applicable, has Vested, no shares of Common Stock shall be issued or cash payment made with respect to such Award or portion thereof. No Restricted Stock Unit holder shall have any rights as a stockholder of the Company with respect to the shares of Common Stock underlying any portion of a Restricted Stock Unit Award that has not Vested. Payments of Vested portions of Restricted Stock Unit Awards shall be made in cash, shares of Common Stock, or a combination of cash and Common Stock, as determined in the discretion of the Plan Administrator. Upon the Vesting of a portion of a Restricted Stock Unit Award, or at a later date if distribution has been deferred under another Company plan (if any), one or more share certificates, registered in the name of the Restricted Stock Unit holder, for an appropriate number of shares, free of any restrictions that expired as of the date of such Vesting, shall be delivered to the Restricted Stock Unit holder and/or the appropriate cash payment shall be made to the Restricted Stock Unit holder. A Restricted Stock Unit Award shall not require the Restricted Stock Unit holder to make any payment or provide any consideration other than the rendering of services. Each Restricted Stock Unit Award shall be granted with a minimum Restriction Period of 4 years from the Award’s date of grant, provided, however, that (a) subject to compliance with Section 3.4, the Award may Vest over such initial Restriction Period in installments, and (b) after the award has been granted, the Vesting Schedule of the Award may be accelerated in accordance with Section 6.7 and/or Section 8.4, and (c) the Plan Administrator may set forth in the applicable Award agreement provisions that allow for payment of some or all of the Restricted Stock Units prior to Vesting in circumstances that, to the extent necessary, comply with the conditions in Section 409A of the Code to avoid the tax and related interest for non-compliance set forth in such Section.
6.9   RESTRICTED STOCK AWARDS TO NON-EMPLOYEE DIRECTORS.
(a)   GRANT OF AWARD UPON ELECTION TO THE BOARD.   Each non-employee director joining the Board at or subsequent to the meeting of the Company’s stockholders at which the Plan is approved (the “Approval Meeting”) shall automatically be granted, upon such non-employee director joining the Board, an initial Restricted Stock Award equal in value to an amount determined by the Board from time to time, determined as of the grant date. Such Award shall Vest in four (4) equal annual installments of twenty five percent (25%) per year beginning on the first anniversary of the date of grant, provided that such Vesting may be accelerated in accordance with the provisions of Section 6.7 and/or Section 8.4.
(b)   GRANT OF AWARD UPON RE-ELECTION TO BOARD OR CONTINUATION ON THE BOARD.   Each non-employee director who shall be re-elected by the stockholders of the Company to the Board at or subsequent to the Approval Meeting shall automatically be granted, immediately following the meeting of stockholders at which such non-employee director shall be re-elected, a Restricted Stock Award equal in value to an amount determined by the Board from time to time, determined as of the grant date. In addition, each non-employee director whose term of office shall not expire at any annual meeting of stockholders or special meeting in lieu thereof subsequent to the Approval Meeting and who shall remain a non-employee director after such meeting shall automatically be granted, immediately following such meeting, a Restricted Stock Award equal in value to an amount determined by the Board from time to time, determined as of the grant date. Each Award described in this subsection (b) shall Vest in four (4) equal annual installments of twenty five percent (25%) per year beginning on the first anniversary of the date of grant, provided that such Vesting may be accelerated in accordance with the provisions of Section 6.7 and/or Section 8.4.
(c)   DETERMINATION OF VALUE.   For purposes of this Section 6.9, value shall be based on the fair market value of a share of Common Stock as determined in the manner specified in Section 5.7.
SECTION 7.   PERFORMANCE AND OTHER STOCK-BASED AWARDS
7.1   PERFORMANCE AWARDS.
(a)   RESTRICTION PERIODS AND CALCULATIONS OF POTENTIAL INCENTIVE AMOUNTS.   The Plan Administrator may grant Awards to any person eligible to participate in the Plan in accordance with Section 4.1, representing the right to receive a payment contingent upon the extent to which certain predetermined performance targets have been met during a period (a “Performance Period,” which term shall also include any other period of the Vesting Schedule of any Performance-Based Award, whether or not granted pursuant to this Section 7, over which such Award may Vest based on performance conditions measured over such period), which payment may be measured by the fair market value of a specified number of shares of Common Stock, increases in such fair market value during the Performance Period and/or a fixed cash amount (a “Performance Award”). Fair market value shall have the same meaning as set forth in Section 5.7. Each Performance Award shall have a minimum Restriction Period of 4 years from the date of grant, provided, however, that (i) subject to compliance with Section 3.4, the Award may Vest over such Restriction Period in installments, (ii) after the Award has been granted, the Vesting Schedule of the Award may be accelerated, and any other restrictions of such Award may be waived, in accordance with Section 6.7 and/or Section 8.4, and (iii) the Plan Administrator may set forth in the applicable Award agreement provisions that allow for payment of some or all of the Award prior to Vesting in circumstances that, to the extent necessary, comply with the conditions in Section 409A of the Code to avoid the tax and related interest for non-compliance set forth in such Section. The Plan Administrator, in its discretion (but subject to Section 3.4) and under such terms as it deems appropriate, may permit newly eligible individuals, such as those who are promoted or newly hired, to receive Performance Awards after a Performance Period has commenced.
(b)   PERFORMANCE TARGETS.   The performance conditions for any Performance-Based Award may include such goals related to the performance of any organizational level specified by the Plan Administrator, including, but not limited to, the Company, any parent or any subsidiary, in each case as a whole, or any unit, practice, department, group, line of business, or other business unit, whether or not legally constituted, of the Company, any parent or any subsidiary, and/or the individual performance of the Performance Award holder, as may be established by the Plan Administrator in its discretion. In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the Plan Administrator shall cause to be set forth in the applicable Award agreement one or more of the Performance Factors (defined in subsection (f), below) that will be used to measure performance conditions, and the specific performance goals applicable to each Performance Factor so selected, for purposes of such Award’s Vesting Schedule. The performance conditions established by the Plan Administrator may vary for different Performance Periods and need not be the same for each Performance Award holder receiving a Performance Award in a Performance Period. Except to the extent inconsistent with the qualified performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards or other Performance-Based Awards granted to employees to whom such section is applicable, the Plan Administrator may in its discretion, but only under extraordinary circumstances as determined by the Plan Administrator, change any prior determination of performance targets for any Performance Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.
(c)   EARNING PERFORMANCE AWARDS.   The Plan Administrator, on or prior to the date of grant, shall prescribe a formula to determine the percentage of any Performance Award to be earned based upon the degree of attainment of the applicable performance targets.
(d)   PAYMENT OF EARNED PERFORMANCE AWARDS.   Payments of earned Performance Awards shall be made in cash, shares of Common Stock, or a combination of cash and Common Stock, in the discretion of the Plan Administrator. The Plan Administrator, in its sole discretion but subject to the limitations set forth in the Plan, may define and set forth in the applicable Award agreement such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.
(e)   TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP WITH COMPANY.   In the event of a termination of the Performance Award holder’s employment with or performance of services for the Company (or any parent or subsidiary of the Company), any portion of the holder’s Performance Awards that has not Vested (after taking into account any acceleration pursuant to Section 6.7 and/or Section 8.4) shall be forfeited, provided, however, that the Plan Administrator may allow for payment of some or all of the Performance Award in circumstances that, to the extent necessary, comply with the conditions in Section 409A of the Code to avoid the tax and related interest for non-compliance set forth in such Section or for such other reasons as the Plan Administrator deems appropriate.
(f)   DEFINITION OF PERFORMANCE FACTORS.   ”Performance Factors” means the factors selected by the Plan Administrator from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Plan Administrator and applicable to Awards have been satisfied: revenue; net revenue; net revenue (excluding the impact of one or more subsidiaries of the Company, acquisitions, discontinued operations and/or extraordinary or special items as determined by the Plan Administrator); revenue growth; net revenue growth; net revenue growth (excluding acquisitions and divestitures); earnings before interest, taxes, depreciation and amortization (“EBITDA”); adjusted measures of EBITDA adding back, among other expenses, non-cash expenses selected by the Plan Administrator (“Adjusted EBITDA”); Adjusted EBITDA margin; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance; total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow; and confidential business unit objectives. In addition, any of the foregoing measures may be determined on a GAAP or a non-GAAP basis, or on a constant currency basis, or based on an average over periods of one year or longer, and/or with respect to any organizational level specified by the Plan Administrator, including, but not limited to, the Company, any parent or any subsidiary, in each case as a whole, or any unit, practice, department, group, line of business, or other business unit, whether or not legally constituted, of the Company, any parent or any subsidiary.
7.2   GRANT OF OTHER STOCK-BASED AWARDS.   Other stock-based awards, consisting of stock purchase rights (with or without loans to individuals by the Company containing such terms as the Plan Administrator shall determine), Awards of shares of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, including stock appreciation rights with a value per underlying share at exercise equal to the excess of the fair market value of the Common Stock on the date of exercise over the purchase price per share of Common Stock determined for the stock appreciation right upon the grant thereof, with such purchase price to be no less than the fair market value per share of the Common Stock on the date of such grant (“SARs”), may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Plan Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award agreement executed by the Plan Administrator and the Award recipient, which Award agreement shall contain such provisions consistent with the Plan as the Plan Administrator determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award. Payments of other stock-based awards shall be made in cash, shares of Common Stock, or a combination of cash and Common Stock, in the discretion of the Plan Administrator.
7.3   TERMS OF OTHER STOCK-BASED AWARDS.   In addition to the terms and conditions specified in the Award agreement, Awards made pursuant to Section 7.2 shall be subject to the following:
(a)   Any shares of Common Stock subject to Awards made under Section 7.2 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which such shares Vest, or any applicable restriction, performance or deferral period lapses; and
(b)   If specified by the Plan Administrator in the Award agreement, the recipient of a Full-Share Award under Section 7.2 shall be entitled to receive dividends or dividend equivalent rights with respect to the shares of Common Stock or other securities covered by the Award, provided that the payment or other settlement of any such dividends or dividend equivalent rights shall be subject to the limitations set forth in Section 3.6; and
(c)   The Award agreement with respect to any Award shall contain provisions addressing the disposition of such Award in the event of the termination of the Award holder’s employment with or performance of services for the Company (or any parent or subsidiary of the Company) prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award (including but not limited to satisfying the conditions in Section 409A of the Code to avoid the tax and related interest for non-compliance set forth in such Section).
SECTION 8.   CHANGES IN COMPANY’S CAPITAL STRUCTURE AND CORPORATE TRANSACTIONS
8.1   RIGHTS OF COMPANY.   The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
8.2   RECAPITALIZATIONS, STOCK SPLITS AND DIVIDENDS.   If the Company shall effect a subdivision or consolidation of shares of or other capital readjustment to, the payment of a stock dividend on, or any other increase or reduction of the number of shares of Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding Awards hereunder shall be appropriately adjusted in such a manner as to entitle an Award holder to receive upon exercise of an Option or SARs for the same aggregate cash consideration (if any), or upon Vesting of Restricted Stock, Restricted Stock Units, a Performance Award or other Award that is not an Option or SARs, the same total number and class of shares of Common Stock as he would have received as a result of the event requiring the adjustment had he exercised such Option or SARs in full, or had such Restricted Stock, Restricted Stock Units, Performance Award or other Award Vested, immediately prior to such event; and (ii) the number and class of shares of Common Stock with respect to which Awards may be granted under the Plan as set forth in Section 3.1 and the number and class of shares set forth in Section 3.3 shall be appropriately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a share of Common Stock will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share of Common Stock or will be rounded down to the nearest whole share, as determined by the Plan Administrator.
8.3   MERGER WITHOUT CHANGE OF CONTROL.   After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations that, in any event, does not constitute a Change in Control (as defined in Section 8.4), (a) each holder of an outstanding Award that is an Option or SARs shall be entitled to receive, in lieu of shares of Common Stock (or consideration based on the fair market value of such shares), upon exercise and at no additional cost, shares of stock or other securities, cash or other property (or consideration based on the fair market value of such shares, securities cash or other property), as the holders of the Common Stock received in connection with such merger or consolidation, and (b) each holder of an outstanding Award that is Restricted Stock, Restricted Stock Units, a Performance Award, or any other Award that is not an Option or SARs shall be entitled to receive, in lieu of any shares of Common Stock (or consideration based on the fair market value of such shares), upon Vesting and at no additional cost, shares of stock or other securities, cash or other property (or consideration based on the fair market value of such shares, securities cash or other property), as the holders of the Common Stock received in connection with such merger or consolidation.
8.4   CHANGE OF CONTROL.   If (1) the Company is merged with or into or consolidated with another corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into other voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (2) any “person” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than the Company or one of its subsidiaries, becomes a beneficial owner (within the meaning of Rule 13d-3, as amended, as promulgated under the Exchange Act), directly or indirectly, in a single transaction or a series of transactions, of securities representing more than 50% of the combined voting power of the Company’s then outstanding securities, or (3) the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation or entity, with respect to any of the foregoing, while Awards remain outstanding under the Plan, then in any such event (a “Change in Control”):
(a)   subject to the provisions of subsections (c), (d) and (e) below, upon and after the effective date of such Change in Control, (i) each holder of an outstanding Award that is an Option or SARs shall be entitled to receive, in lieu of shares of Common Stock (or consideration based on the fair market value of such shares), upon exercise and at no additional cost, shares of stock, other securities, cash or other property (or consideration based on the fair market value of such shares, securities, cash or other property), as the holders of the Common Stock received in connection with such Change in Control, and (ii) each holder of an outstanding Award that is Restricted Stock, Restricted Stock Units, a Performance Award or any other Award that is not an Option or SARs shall be entitled to receive, in lieu of any shares of Common Stock (or consideration based on the fair market value of such shares), upon Vesting and at no additional cost, shares of stock, other securities, cash or other property (or consideration based on the fair market value of such shares, securities, cash or other property), as the holders of the Common Stock received in connection with such Change in Control;
(b)   subject to the provisions of subsections (d) and (e) below, the Plan Administrator may accelerate, fully or in part, the Vesting of, and waive any and all conditions and restrictions on, some or all outstanding Awards, so that (i) such accelerated Options or SARs shall be exercisable from and after a date specified by the Plan Administrator that is prior to the effective date of such Change in Control, (ii) the Restriction Period for such accelerated Restricted Stock shall terminate as of a date prior to or as of the effective date of such Change in Control, and (iii) such accelerated Restricted Stock Units, Performance Awards or other Awards that are not Options, SARs or Restricted Stock shall be payable as of a date prior to or as of the effective date of such Change in Control;
(c)   subject to the provisions of subsection (d) and (e) below, the Plan Administrator may (i) cancel some or all outstanding Options or SARs as of the effective date of any such Change in Control, provided that (A) notice of such cancellation shall be given to each holder of an Option or SARs that is to be cancelled and (B) each holder of an Option or SARs that is to be so cancelled shall have the right to exercise such Option or SARs to the extent that the same is then exercisable or, if the Plan Administrator shall have accelerated the time for exercise of such Options or SARs, to the extent exercisable taking into account such acceleration during the period prior to the effective date of such Change in Control specified in such notice, (ii) cause some or all Restricted Stock that has not Vested to be repurchased by the Company on the effective date of such Change of Control at the repurchase price therefor set forth in the relevant Award agreement, or (iii) cancel some or all outstanding Restricted Stock Units, Performance Awards or other Awards that are not Options, SARs or Restricted Stock as of the effective date of such Change in Control, provided that notice of such cancellation shall be given to each holder of such an Award that is to be cancelled;
(d)   the surviving, continuing, successor, or purchasing corporation or other business entity or parent corporation thereof, as the case may be, with respect to such Change in Control (the “Acquiror”), may, without the consent of any Plan participant, assume the Company’s rights and obligations under any outstanding Awards or substitute for any of the outstanding Awards substantially equivalent awards. The Acquiror need not make uniform determinations with respect to any Awards or class of Awards, and it can select the Awards (if any) that it will assume or substitute for in its sole discretion. In the event of a Change in Control in which the Acquiror assumes or substitutes for an Award, if a Plan participant’s employment with the Acquiror or a subsidiary thereof terminates without “cause” (as defined in Section 5.3) within twelve (12) months following such Change in Control, then the Vesting of such Award shall be accelerated so that (i) such Award, if an Option or SARs, shall be exercisable in full from and after the effective date of such termination of employment, and may thereafter be exercised for the period of time set forth in the applicable Award agreement, (ii) the Restriction Period for such Award, if Restricted Stock, shall terminate as of the effective date of such termination of employment, and (iii) such Award, if not an Option, SARs or Restricted Stock, shall be payable in full as of the effective date of such termination of employment; or
(e)   in the event of a Change in Control in which the Acquiror does not assume or substitute for an Award, any acceleration of such Award in connection with such Change in Control shall be at the discretion of the Plan Administrator as set forth in the foregoing provisions of this Section 8.4, provided that the amount paid as a result of the acceleration of any Performance-Based Award (including any Restricted Stock Unit that is a Performance-Based Award or any Performance Award) must not exceed an amount determined by: (i) truncating such Award’s Performance Period at the effective date of such Change in Control, (ii) adjusting such Award’s performance conditions for the truncated Performance Period, as determined by the Plan Administrator in good faith, which the Plan Administrator is hereby authorized to do, (iii) determining the amount payable on such Award, as so adjusted, based on actual performance measured over the truncated Performance Period and (iv) multiplying the amount determined by the foregoing clause (iii) by the percentage of the Performance Period that was completed as of the effective date of the Change in Control.
8.5   ADJUSTMENTS TO COMMON STOCK SUBJECT TO AWARDS.   Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Awards.
8.6   MISCELLANEOUS.   Adjustments under this Section 8 shall be determined by the Plan Administrator, and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.
SECTION 9.   GENERAL RESTRICTIONS
9.1   INVESTMENT REPRESENTATIONS.   The Company may require any person to whom an Award is granted, as a condition of exercising such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the shares of Common Stock subject to the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.
9.2   COMPLIANCE WITH SECURITIES LAWS.   The Company shall not be required to sell or issue any shares of Common Stock under any Award if the issuance of such shares shall constitute a violation by the Award holder or by the Company of any provision of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the “Act”), upon exercise of any Award or issuance of shares of Common Stock pursuant to an Award, the Company shall not be required to issue such shares unless the Plan Administrator has received evidence satisfactory to it to the effect that the holder of such Award will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Plan Administrator shall be final, binding and conclusive. In the event the shares of Common Stock issuable on exercise of an Award or otherwise pursuant to the terms of an Award are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:
The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be pledged, hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.
The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act, and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option and the issuance of shares pursuant thereto, or the issuance of shares with respect to any other Award, to comply with any law or regulation of any governmental authority.
9.3   EMPLOYMENT OR OTHER SERVICES OBLIGATION.   The granting of any Award shall not impose upon the Company (or any parent or subsidiary of the Company) any obligation to employ, continue to employ, or otherwise contract or continue to contract for the services of, any Award holder, and the right of the Company (or any such parent or subsidiary) to terminate the employment or services of any individual shall not be diminished or affected by reason of the fact that an Award has been granted to him/her.

9.4   WITHHOLDING TAX.
(a)   Whenever under the Plan shares of Common Stock are to be delivered or any amount is to be paid with respect to an Award, the Company shall be entitled to require as a condition of such delivery or payment that the Award holder remit an amount sufficient to satisfy statutory minimum federal, state and other governmental withholding tax requirements related thereto. The Company and its affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.
(b)   The Company may (and, with respect to Awards granted pursuant to Section 6, shall, unless otherwise approved by the Plan Administrator) satisfy such withholding requirements with respect to the delivery of shares of Common Stock under an Award by withholding a number of shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award.
(c)   For the purpose of this Section 9.4, the fair market value per share of Common Stock shall be determined in the manner specified in Section 5.7.
9.5   BOOK ENTRY.   Notwithstanding any other provision of the Plan to the contrary, the Company may elect to have any shares of Restricted Stock, or any shares of Common Stock or other securities delivered upon the exercise or payment of an Award or in respect of any such shares of Common Stock or securities so delivered, issued in book-entry form in the Company’s stock record books.
9.6   CLAWBACKS.
(a)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then, to the extent required by law, any Plan participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.
(b)   Any Award granted under the Plan after April 22, 2016 and the corresponding Plan participant (but only with respect to such Award) shall be subject to any policies applicable to the Company as may be adopted and/or modified from time to time by the Company and/or applicable law or the rules of any stock exchange on which the Common Stock is listed that provide for (i) the cancellation of such Award, (ii) reimbursement of such Award by such Plan participant, and (iii) effecting any other right of recoupment of equity or other compensation provided with respect to such Award under the Plan.
SECTION 10.   CERTAIN RIGHTS OF THE COMPANY
10.1   RIGHT OF FIRST REFUSAL OR REPURCHASE.   The Plan Administrator may in its discretion provide upon the grant of any Award under the Plan that the Company shall have an option to repurchase, upon such terms and conditions as determined by the Plan Administrator, all or any number of shares of Common Stock purchased upon exercise or otherwise received upon payment of the Award, or a right of first refusal in connection with the subsequent transfer of any or all such shares. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Plan Administrator at the time the Award related to the shares of Common Stock subject to repurchase is first granted. In the event the Plan Administrator shall grant Awards subject to the Company’s repurchase option or right of first refusal, the certificates representing the shares received pursuant to such Award shall carry a legend satisfactory to counsel for the Company referring to the Company’s repurchase option or right of first refusal.
10.2   LOCKUP AGREEMENT.   The Plan Administrator may, in its discretion, specify upon granting an Award that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Award holder shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Award holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares of Common Stock received pursuant to such Award, without the prior written consent of the Company or such underwriters, as the case may be.
SECTION 11.   AMENDMENT OR TERMINATION OF THE PLAN
The Board of Directors may modify, revise or terminate the Plan at any time and from time to time, except that without the approval of stockholders of the Company, no modification or revision shall be made to the Plan, including but not limited to changing the class of persons eligible to receive Awards or the aggregate number of shares of Common Stock issuable pursuant to the Plan, when applicable law or regulation requires such stockholder approval.
SECTION 12.   NONEXCLUSIVITY OF THE PLAN
Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
SECTION 13.   EFFECTIVE DATE AND DURATION OF PLAN
The Plan initially became effective upon its approval by stockholders of the Company on April 21, 2006. The Plan shall terminate (i) when the total amount of shares of Common Stock with respect to which Awards may be granted shall have been issued pursuant to such Awards, or (ii) by action of the Board of Directors pursuant to Section 11 hereof, whichever shall first occur, provided, however, that all unexpired Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.
SECTION 14.   MISCELLANEOUS
14.1   RESERVED.
14.2   PAYMENTS TO PERSONS OTHER THAN AWARD HOLDERS.   If the Plan Administrator shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Plan Administrator so directs the Company, be paid to such person’s spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Plan Administrator, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan Administrator and the Company therefor.
14.3   NO LIABILITY OF PLAN ADMINISTRATOR.   No member of the Plan Administrator shall be personally liable by reason of any contract or other instrument executed by such Plan Administrator member or on his or her behalf in his or her capacity as a member of the Plan Administrator nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Plan Administrator and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Organization or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.4   GOVERNING LAW.   The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof.
14.5   FUNDING.   No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Award holders shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
14.6   RELIANCE ON REPORTS.   Each member of the Plan Administrator and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and any parent or subsidiary of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself.
14.7   RELATIONSHIP TO OTHER BENEFITS.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any parent or subsidiary of the Company except as otherwise specifically provided in such other plan.
14.8   EXPENSES.   The expenses of administering the Plan shall be borne by the Company and any parent or subsidiary of the Company.
14.9   PRONOUNS.   Masculine pronouns and other words of masculine gender shall refer to both men and women.
14.10   TITLES AND HEADINGS; SECTIONS.   The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. All references herein to Sections shall be to Sections of this Agreement, unless otherwise specifically stated. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Plan, shall refer to this Plan as a whole and not to any particular provision of this Plan.
14.11   EMPLOYMENT OR INDEPENDENT CONTRACTOR RELATIONSHIP.   For all purposes of the Plan, an employment or independent contractor relationship between the Company (or any parent or subsidiary of the Company) and an Award holder shall be deemed to exist during any period in which the Award holder is employed by, or provides independent contractor services as a consultant or advisor to the Company (or any such parent or subsidiary). For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a parent or subsidiary of the Company or vice versa shall not be deemed to have terminated employment or service with the Company, a parent or a subsidiary of the Company. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment or independent contractor relationship between the Company (or any parent or subsidiary of the Company) and the Award holder shall be determined by the Plan Administrator at the time thereof.
14.12   EMPLOYEES AND INDEPENDENT CONTRACTORS BASED OUTSIDE THE UNITED STATES.   Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with or take account of provisions of laws in other countries in which the Company, parent or subsidiary of the Company operates or has employees or contracts with independent contractors, or to obtain favorable tax, exchange control or regulatory (including legal) treatment for the Company, or any parent or subsidiary of the Company or any person to whom an Award has been or may be granted, the Plan Administrator, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States or which independent contractors outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of and procedures applicable to Awards granted to employees who are employed outside the

United States or to independent contractors outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify Option exercise procedures and other terms, conditions and procedures applicable to Awards, in each case to the extent such actions may be necessary or advisable as the Plan Administrator shall determine.
SECTION 15.   FRENCH SUB-PLAN; FOR INDIVIDUALS WHO ARE FRENCH RESIDENT TAXPAYERS AND/OR SUBJECT TO THE FRENCH SOCIAL SECURITY SCHEME IN FRANCE.
All Awards granted under this Section 15 (also referred to as the “French Sub-plan”) to an employee who is a French resident taxpayer and/or subject to the French social security scheme in France shall comply with the terms of this French Sub-plan. The purpose of the French Sub-plan is to grant Awards that qualify for favorable income tax and social security tax treatment under French law. In the event any other provision of the Plan conflicts with a provision of this Section 15, the provision in Section 15 shall control with respect to any Award granted under Section 15. No other Award granted under the Plan shall be subject to the provisions of this Section 15.
As a matter of principle, any provision included in the Plan or any other document evidencing the terms and conditions of the Plan that would contravene any substantive principle set out in Articles L.225-197-1 to L.225-197-6 and L. 22-10-59 to L. 22-10-60 of the French Code de Commerce shall not be applicable to recipients of Awards hereunder who are residents of France and employed or providing services in France.
Provided that he or she complies with the provisions of the French Sub-plan, recipients of Awards hereunder will benefit from the favorable tax and social contribution regimes provided by articles 80 quaterdecies and 200 A of the French Tax Code (Code Général des Impôts) and article L.242-1 of the French Social Security Code (Code de la Sécurité Sociale) in connection with the grant and settlement of Restricted Stock Units and the disposition of the shares received upon the vesting of the Restricted Stock Units pursuant to the Plan.
15.1   DEFINITIONS.   The following terms shall have the following meanings for purposes of this French Sub-plan:
(a)   “French Award” means, individually or collectively, any Award granted under this Section 15 to employees who are French resident taxpayers and/or subject to the French social security scheme in France.
(b)   “French Option Award” means, individually or collectively, any French Award in the form of an option to purchase shares of Common Stock.
(c)   “French Restricted Stock Award” means, individually or collectively, any French Award in the form of Restricted Stock.
(d)   “French RSU Award” means, individually or collectively, any French Award in the form of Restricted Stock Units (as described in Section 6.8).
(e)   “Disability” means a physical or mental condition corresponding to the classification in the second or third categories laid down in Article L. 341-4 of the French Social Security Code (Code de la Sécurité Sociale).
(f)   ”Holding Period” means, with respect to any French Award, the holding period described in Section 15.5.
15.2   ELIGIBILITY.   A French Award under the French Sub-plan may be granted only to an employee who is a French resident taxpayer and/or subject to the French social security scheme in France.
15.3   LIMITATION ON GRANTS UNDER THE FRENCH SUB-PLAN.   French Awards may not be granted to an employee who holds more than 10% of the Company’s outstanding shares at the date of grant or an employee who would hold more than 10% of the Company’s outstanding shares following the French Award grant. Any share of Common Stock granted in violation of this rule shall not be deemed to have been granted. Settlement of French RSU Awards shall only be in shares; there shall be no settlement of French RSUs in cash.

Notwithstanding any other provision of the Plan and the French Sub-plan to the contrary, the overall number of underlying shares of the Company available for delivery under the French Sub-plan may not, in any case whatsoever, exceed 10% of the Company’s outstanding shares.
15.4   VESTING PERIODS.   Except in the case of the death or Disability of the employee, no portion of any French Restricted Stock Award or French RSU Award may Vest (whether such Vesting results from the achievement of one or more goals relating to the completion of service by the French Award holder and/or the achievement of performance or other objectives) until at least the first anniversary of the date of grant of such French Award. The holder of a French Award shall be 100% Vested in such French Award in the event his or her employment is terminated by reason of death or Disability, provided, however, that if the Vesting of such French Award is based, at least in part, on performance conditions, the acceleration, if any, of such performance-based Vesting upon such death ~~of~~ or Disability shall be determined as set forth in the applicable award agreement. In the event of death or Disability, the remaining shares subject to the Award that have not been issued as of the date the Award holder’s service relationship with the Company (and its subsidiaries) so terminates will be issued to the holder or, in the case of death, his or her heirs upon their request as provided under applicable law. In such event (either death or Disability), the Company shall issue the shares within six months of such termination, and the Holding Period described in Section 15.5 will not apply to such shares, but the blackout restrictions on sale described in Section 15.6 will continue to apply.
15.5   HOLDING PERIOD.   With respect to each French Award, there shall be a one-year period following each Vesting date applicable to such French Award, during which the employee issued such French Award may not sell or loan (i) in the case of a French Restricted Stock Award or French RSU Award, any shares issued upon the Vesting on such Vesting date of such French Restricted Stock Award or a French RSU Award, or (ii) in the case of a French Option Award, any shares acquired upon the exercise of the portion of such French Option Award that Vested on such Vesting date. This Holding Period will not be applicable for any issued shares delivered on or following the second anniversary of the date of grant of the French Award, provided, however, that all French Awards shall in any event be subject to any additional holding requirements to the extent set forth in the Plan.
15.6   RESTRICTIONS ON SALE — BLACK OUT PERIODS.   Following the expiration of the Holding Period described in Section 15.5, shares of Common Stock issued upon the applicable Vesting of French Restricted Stock Awards or French RSU Awards or the exercise of the portion of French Option Awards Vested upon the applicable Vesting may not be sold:
(a)   during the then existing blackout periods established by the Company, which are hereby made applicable to all French Awards;
(b)   during the ten stock exchange trading days preceding and following the date on which the Company’s consolidated accounts are made public, or failing that, the annual accounts are published;
(c)   between (i) the date on which the Company’s management bodies have knowledge of information which, if made public, could have a significant impact on the share price of the Common Stock; and (ii) ten stock exchange trading days following the date on which this information is published; and
(d)   if the participant has nonpublic material information about the Company and such sale would violate any applicable securities laws of the United States of America or France.
15.7   RESTRICTION ON SALE FOR OFFICERS AND DIRECTORS.   At the time of the grant of French Awards, the Plan Administrator shall, if any of the participants is an officer or director of the Company, either decide that such officer or director cannot sell the shares of Common Stock received upon Vesting or exercise of the French Award before the end of his or her functions, or determine the number of shares of Common Stock received upon Vesting of such French Award that such officer or director shall keep up to the end of his or her functions.
15.8   RESTRICTIONS ON TRANSFER.   Shares of Common Stock subject to French Awards may not be transferred, assigned, pledged or hypothecated in any manner until they have Vested in accordance with this French Sub-plan.

15.9   REPORTING OBLIGATIONS.   Every year, statements of shares issued under the French Sub-plan must be reported to the annual shareholder meeting pursuant to Section L. 225-197-4 of the French Commercial Code.
15.10   OTHER COMPLIANCE WITH FRENCH TAX AND SOCIAL SECURITY LAW.   French Awards granted under the French Sub-plan must also comply with any other requirements set forth by the French tax and social security law as interpreted and supplemented by the French tax and social security guidelines in effect at the date of grant of such Awards. Except as the Company and recipient agree in writing, the Company shall not modify the terms of a French Award agreement (or this French Sub-plan) in such a manner as to cause the recipient to no longer benefit from the favorable tax and social contribution regimes provided by articles 80 quaterdecies and 200 A of the French Tax Code (Code Général des Impôts) and article L.242-1 of the French Social Security Code (Code de la Sécurité Sociale) in connection with the grant and settlement of Restricted Stock Units and the disposition of the shares received upon the Vesting of the Restricted Stock Units pursuant to the Award agreement, this French Sub-plan, and the Plan.
15.11   NO RIGHTS AS A SHAREHOLDER.   The holder of a French RSU Award or a French Option Award shall not have any rights as a shareholder of the Company unless and until shares are issued to the holder with respect to the Award.
15.12   RESTRICTIONS ON TRANSFER.   Rights granted under the French Sub-plan shall not be transferable by the recipient of such grants other than by will or by the laws of descent and distribution.
15.13   DATA PROTECTION.   The Company will satisfy any notification, application or prior authorization required under applicable laws in order to comply with French data protection legislation.
15.14   UNDERSTANDING OF TERMS.   Each French Award agreement shall include the following provision:
By signing and returning this document providing for the terms and conditions of the French Award, I confirm having read and understood the documents referenced in this Agreement, including the Award agreement itself and the CRA International, Inc, Amended and Restated 2006 Equity Incentive Plan (including the French sub-plan), which were made available to me in the English language. I accept the terms of those documents accordingly.
En signant et renvoyant le présent document décrivant les termes et conditions de mon attribution, je confirme avoir lu et compris les documents relatifs à cette attribution, à savoir le présent contrat d’attribution et le plan général d’actionnariat salarié de CRA International, Inc. de 2006 tel qu’amendé et mis à jour, en ce compris son sous plan français, qui m’ont été communiqués en langue anglaise. J’en accepte les termes en connaissance de cause.

01 - Richard D. Booth 02 - William F. ConcannonFor Withhold For Withhold1 U P X03 - Christine R. DetrickFor Withhold1 Year 2 Years 3 Years Abstain4. To approve amendments to CRA’s Amended and Restated2006 Equity Incentive Plan that, among other things, wouldincrease the number of shares issuable under the plan by500,000 shares; and to approve the entire plan, as soamended, for purposes of French law.5. To ratify the appointment by our audit committee of GrantThornton LLP as our independent registered publicaccountants for our fiscal year ending December 30, 2023.Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03TEIE++Proposals — The Board of Directors recommends a vote FOR the listed nominees as Class I Directors, FOR Proposals 2, 4 and 5, and for1 YEAR on Proposal 3:A2. To approve, on an advisory basis, the compensation paid toCRA’s named executive officers, as disclosed in the proxystatement for the 2023 meeting of its shareholders.3. To approve, on an advisory basis, the preferredfrequency of holding advisory shareholder votes toapprove the compensation paid to CRA’s namedexecutive officers.1. To consider and vote upon the election of three Class I Directors:For Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting Proxy CardFor Against AbstainMMMMMMMMMMMMMMMMMMMMMMMM5 7 7 9 7 6MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext1234 5678 9012 345If no electronic voting,delete QR code and control #Δ ≈000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________OnlineGo to www.envisionreports.com/CRAI orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/CRAIPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Votes submitted electronically must bereceived by July 13, 2023 at 1:00 A.M.,local time.Your vote matters – here’s how to vote!23-1884-1 C3.2 P2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRA INTERNATIONAL, INC.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSALS 2,4 AND 5, AND FOR 1 YEAR ON PROPOSAL 3.CRA International, Inc.’s Annual Meeting of Shareholders will be held on Thursday, July 13, 2023, at 8:00 A.M. local time at the offices of CRA International, Inc.,located at 200 Clarendon Street, 9th Floor, Boston, Massachusetts 02116Proxy for Annual Meeting of Shareholders to be held on July 13, 2023The undersigned shareholder of CRA International, Inc. (“CRA”), revoking all prior proxies, hereby appoints Paul Maleh and Jonathan Yellin, and each acting singly, proxies, with fullpower of substitution, to vote all shares of capital stock of CRA that the undersigned is entitled to vote at the Annual Meeting of Shareholders of CRA to be held on Thursday,July 13, 2023, beginning at 8:00 a.m., local time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting dated April 28, 2023,and the related Proxy Statement, and in their discretion upon any business that may properly come before the meeting or any adjournment or postponement thereof. Attendance ofthe undersigned at the Annual Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate theintention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PROPOSAL, THE SHARES REPRESENTED BY THIS PROXY WILLBE VOTED FOR EACH NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 4 AND 5, AND FOR 1 YEAR ON PROPOSAL 3, OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OFTHE BOARD OF DIRECTORS.Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares. No postage need be affixed if mailed in the United States.Proxy - CRA International, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.Change of Address — Please print new address below.Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/CRAIThe 2023 Annual Meeting of Shareholders of CRA International,
Inc. will be held onThursday, July 13, 2023, 8:00 A.M. local time at the offices of CRA International, Inc., located at200 Clarendon Street, 9th Floor, Boston, Massachusetts 0211623-1884-1 C3.2 P3